   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 1995



                                                       REGISTRATION NO. 33-97598


                                                                        811-9102

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                         PRE-EFFECTIVE AMENDMENT NO. 1                 /X/

                          POST-EFFECTIVE AMENDMENT NO.                 / /
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                /X/

                                AMENDMENT NO. 1                        /X/

                        (CHECK APPROPRIATE BOX OR BOXES)

                               FOREIGN FUND, INC.
               (Exact name of registrant as specified in charter)


         ONE EXCHANGE PLACE              02109
        BOSTON, MASSACHUSETTS          (Zip Code)
   (Address of Principal Executive
              Offices)


       Registrant's Telephone Number, including Area Code: (212) 703-5062


                               JOHN E. PELLETIER
                                   SECRETARY
                               FOREIGN FUND, INC.
                               ONE EXCHANGE PLACE
                          BOSTON, MASSACHUSETTS 02109
                    (Name and Address of Agent for Service)


                                   COPIES TO:

                            Donald R. Crawshaw Esq.
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)
        / / on (date) pursuant to paragraph (b)
        / / 60 days after filing pursuant to paragraph (a)(i)
        / / on (date) pursuant to paragraph (a)(i)
        / / 75 days after filing pursuant to paragraph (a)(ii)
        / / on (date) pursuant to paragraph (a)(ii) of rule 485.

    If appropriate, check the following box:

        / / this post-effective amendment designates a new effective date for  a previously filed post-effective amendment.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET

                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                        LOCATION
-------------                                                    ------------------------------------------------
PART A
Item 1.        Cover Page......................................  Cover Page
Item 2.        Synopsis........................................  Summary Expenses
Item 3.        Condensed Financial Information.................  Not Applicable
Item 4.        General Description of Registrant...............  Cover Page; Foreign Fund, Inc. and Its
                                                                  Investment Objective; Investment Policies;
                                                                  General Information
Item 5.        Management of the Fund..........................  Summary Expenses; Management of the Fund
Item 5A.       Management's Discussion of Fund Performance.....  Not Applicable
Item 6.        Capital Stock and Other Securities..............  World Equity Benchmark Shares: "WEBS"; Dividends
                                                                  and Capital Gains Distributions; General
                                                                  Information
Item 7.        Purchase of Securities Being Offered............  Management of the Fund; Exchange Listing and
                                                                  Trading of WEBS; Purchase and Issuance of WEBS
                                                                  in Creation Units
Item 8.        Redemption or Repurchase........................  Redemption of WEBS in Creation Units
Item 9.        Pending Legal Proceedings.......................  Not Applicable
PART B
Item 10.       Cover Page......................................  Cover Page
Item 11.       Table of Contents...............................  Table of Contents
Item 12.       General Information and History.................  General Description of the Fund
Item 13.       Investment Objectives and Policies..............  Investment Policies and Restrictions; Brokerage
                                                                  Transactions
Item 14.       Management of the Fund..........................  Management of the Fund; Investment Advisory,
                                                                  Management, Administrative and Distribution
                                                                  Services
Item 15.       Control Persons and Principal Holders of
                Securities.....................................  Management of the Fund; Investment Advisory,
                                                                  Management, Administrative and Distribution
                                                                  Services
Item 16.       Investment Advisory and Other Services..........  Management of the Fund; Investment Advisory,
                                                                  Management, Administrative and Distribution
                                                                  Services; Counsel and Independent Accountants
Item 17.       Brokerage Allocation............................  Brokerage Transactions
Item 18.       Capital Stock and Other Securities..............  Capital Stock and Shareholder Reports; Taxes
Item 19.       Purchase, Redemption and Pricing of Securities
                Being Offered..................................  Purchase and Issuance of WEBS in Creation Units;
                                                                  Redemption of WEBS in Creation Units;
                                                                  Determining Net Asset Value

N-1A ITEM NO.                                                                        LOCATION
-------------                                                    ------------------------------------------------
Item 20.       Tax Status......................................  Dividends and Distributions; Taxes
Item 21.       Underwriters....................................  Investment Advisory, Management, Administrative
                                                                  and Distribution Services; Purchase and
                                                                  Issuance of WEBS in Creation Units
Item 22.       Calculations of Performance Data................  Not Applicable
Item 23.       Financial Statements............................  Financial Statements
PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C of this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             PRELIMINARY PROSPECTUS
                 SUBJECT TO COMPLETION, DATED DECEMBER 14, 1995
                       WORLD EQUITY BENCHMARK SHARES-SM-
                                                                       [LOGO]
                               FOREIGN FUND, INC.



    Foreign Fund, Inc. (the "Fund") is an "index" fund consisting of separate series (each, an "Index Series"), each of which invests primarily in common stocks in an effort to track the performance of a specified foreign equity market index. The initial seventeen Index Series offered by this Prospectus are the Australia Index Series, the Austria Index Series, the Belgium Index Series, the Canada Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the Malaysia Index Series, the Mexico (Free) Index Series, the Netherlands Index Series, the Singapore (Free) Index Series, the Spain Index Series, the Sweden Index Series, the Switzerland Index Series and the United Kingdom Index Series.



    The investment objective of each of the initial seventeen Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). THE MSCI INDICES UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI MEXICO
(FREE) INDEX UTILIZED BY THE MEXICO (FREE) INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).



    The shares of common stock of each Index Series are sometimes referred to as "World Equity Benchmark Shares-SM-" or "WEBS-SM-". Application will be made to list the WEBS for trading on the American Stock Exchange, Inc. (the "AMEX"). It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value. There can be no assurance that an active trading market will develop for the WEBS. See "Investment Considerations and Risks" for a discussion of certain investment considerations and risks that should be considered by potential investors.



    The Fund will issue and redeem WEBS of each Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND.



    The Fund will be managed and advised by Wells Fargo Nikko Investment Advisors (the "Adviser"). PFPC Inc. (the "Administrator") will provide certain administrative services to each Index Series of the Fund. Funds Distributor, Inc. (the "Distributor") will serve as the principal underwriter and distributor of the Fund's shares. The Distributor will not maintain a secondary market in WEBS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION NOR HAS  THE
       SECURITIES  AND EXCHANGE  COMMISSION OR  ANY STATE SECURITIES
            COMMISSION PASSED UPON THE  ACCURACY OR ADEQUACY  OF
                THIS  PROSPECTUS. ANY REPRESENTATION TO THE
                           CONTRARY IS A CRIMINAL OFFENSE.


SHARES IN THE  FUND ARE NOT  DEPOSITS OR OBLIGATIONS  OF, OR GUARANTEED  OR
     ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY
           THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
                         RESERVE BOARD, OR ANY OTHER AGENCY.



    This Prospectus sets forth the information about the Fund that an investor should know before investing. It should be read and retained for future
reference.  A Statement of  Additional Information dated                 , 1995,
provides further discussion of certain topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor. The Fund's and each Index Series' address is Foreign Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.



                                  DISTRIBUTOR:
                            FUNDS DISTRIBUTOR, INC.
                      INVESTOR INFORMATION: 1-800-XXX-XXXX
                       PROSPECTUS DATED            , 1995



                   NOT FOR DISTRIBUTION--FOR INFORMATION ONLY

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                            ------------------------


    DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                            ------------------------


                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Summary of Fund Expenses...................................................................................           5
The Fund and its Index Series..............................................................................          11
  Foreign Fund, Inc. and its Investment Objective..........................................................          11
  World Equity Benchmark Shares: "WEBS"....................................................................          11
  Who Should Invest?.......................................................................................          11
  Investment Policies......................................................................................          12
  Implementation of Policies...............................................................................          13
  Investment Limitations...................................................................................          15
  The Benchmark MSCI Indices Utilized by the Index Series..................................................          15
  Management of the Fund...................................................................................          22
  Exchange Listing and Trading of WEBS.....................................................................          24
  Investment Considerations and Risks......................................................................          24
  Determination of Net Asset Value.........................................................................          26
  Creation Units...........................................................................................          27
  Purchase and Issuance of WEBS in Creation Units..........................................................          27
  Redemption of WEBS in Creation Units.....................................................................          28
  Dividends and Capital Gains Distributions................................................................          29
  Tax Matters..............................................................................................          29
  Book-Entry Only System...................................................................................          30
  General Information......................................................................................          31
  Available Information....................................................................................          31


                            ------------------------


    "World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley Group Inc. "MSCI" and "MSCI Indices" are service marks of Morgan Stanley & Co. Incorporated used under license by the Fund.

                               PROSPECTUS SUMMARY



The Fund and its Index Series.........  Foreign  Fund, Inc. (the "Fund") is an "index" fund consisting of separate series  (each, an "Index  Series"), the  Australia
                                        Index  Series,  the Austria  Index  Series, the  Belgium Index
                                        Series, the Canada Index Series, the France Index Series,  the
                                        Germany  Index Series, the  Hong Kong Index  Series, the Italy
                                        Index Series,  the  Japan  Index Series,  the  Malaysia  Index
                                        Series,  the Mexico (Free) Index Series, the Netherlands Index
                                        Series, the  Singapore (Free)  Index Series,  the Spain  Index
                                        Series,  the Sweden Index Series, the Switzerland Index Series
                                        and the United Kingdom Index Series.
Investment Objective of the
 Index Series.........................  The investment objective  of each  of the Index  Series is  to seek  to provide investment  results that correspond generally
                                        to  the  price  and  yield  performance  of  publicly   traded
                                        securities   in  the  aggregate   in  particular  markets,  as
                                        represented by a  particular foreign  equity securities  index compiled by Morgan Stanley Capital International ("MSCI"). THE
                                        MSCI  INDICES UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF
                                        NET  DIVIDENDS  (EXCEPT  FOR  THE  MSCI  MEXICO  (FREE)  INDEX
                                        UTILIZED BY THE MEXICO (FREE) INDEX SERIES, WHICH REFLECTS THE
                                        REINVESTMENT OF GROSS DIVIDENDS).
WEBS..................................  The shares issued in respect of each Index Series are referred to  as "World Equity  Benchmark Shares" or  "WEBS". WEBS of an
                                        Index Series are issued by the Fund only in large aggregations of WEBS called "Creation Units" on a continuous basis  through the Distributor at their net asset value next determined after receipt  of an order. WEBS are not offered by the Fund in less than Creation Unit  aggregations, but  shares of  WEBS may  be bought or sold in the secondary market. EXCEPT WHEN AGGREGATED
                                        IN  CREATION UNITS, WEBS ARE  NOT REDEEMABLE SECURITIES OF THE
                                        FUND.
Exchange Listing and Trading of WEBS..  Application will be made to list the WEBS for secondary market trading on the American Stock Exchange. A "round lot" of  WEBS is 100 shares. The initial price per share of the WEBS of each
                                        Index  Series is expected to be  between $10 and $20, although there can  be no  assurance of  this price  range or  that  an active  trading market will  develop for WEBS  of a particular
                                        Index Series.
Who Should Invest?....................  WEBS are designed for investors who seek a relatively low-cost
                                        "passive" approach  for investing  in  a portfolio  of  equity securities  of companies located in the country of the subject
                                        MSCI Index. Unlike  equity mutual  funds that  seek to  "beat"
                                        market  averages with unpredictable  results, the Index Series seek to provide investment  results that correspond  generally to  the  price  and  yield  performance  of  their  respective benchmark indices. See  "Investment Considerations and  Risks"
                                        for  a  discussion  of certain  investment  considerations and risks that should be considered by potential investors.
Fund Management.......................  ADVISER.  Wells Fargo Nikko Investment Advisors is the Adviser
                                        to the Fund and,  subject to the supervision  of the Board  of
                                        Directors  of the Fund, will be responsible for the investment management of each Index Series.
                                        ADMINISTRATOR.  PFPC  Inc. is the  Administrator of the  Fund,
                                        and   will   perform   certain   clerical,   fund  accounting,
                                        recordkeeping and bookkeeping services in such capacity.
                                        DISTRIBUTOR.  Funds  Distributor, Inc. is  the Distributor  of
                                        WEBS in Creation Unit aggregations.
                                        CUSTODIAN  AND LENDING  AGENT.   Morgan Stanley  Trust Company
                                        serves as the Custodian for the cash and portfolio  securities of  each  Index  Series,  as  well  as  Lending  Agent  of the portfolio securities of each Index Series.

    THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY FOREIGN FUND, INC.



    WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE WEBS OF ANY INDEX SERIES PARTICULARLY OR THE ABILITY OF THE RESPECTIVE MSCI INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MSCI INDICES IDENTIFIED HEREIN, WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MORGAN STANLEY WITHOUT REGARD TO THE WEBS OF ANY INDEX SERIES OR THE ISSUER THEREOF. MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE RESPECTIVE MSCI INDICES. MORGAN STANLEY IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE WEBS OF ANY INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY INDEX SERIES ARE REDEEMABLE. MORGAN STANLEY HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY INDEX SERIES.



    ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                            ------------------------

    The information contained herein regarding MSCI, the MSCI Indices, local securities markets and DTC was obtained from publicly available sources.

                            SUMMARY OF FUND EXPENSES



    The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly in respect of each Index Series of the Fund. The tables show all expenses and fees the Fund is expected to incur. "Other Expenses" are based on estimated amounts for the current fiscal year expressed as a percent of average net assets. The examples set forth below are presented for an investment of $1,000 (see next paragraph) as required by rules of the SEC. THE EXAMPLES IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The notes to the tables and the information under "Explanation of Tables" should be carefully reviewed when reading the tables.



    As of December 8, 1995, the approximate minimum value of a portfolio of index securities comprising a deposit of a designated portfolio of equity securities constituting an optimized representation of the subject MSCI Index ("Deposit Securities") for an in-kind purchase or redemption of a Creation Unit of WEBS of each Index Series would have been as follows: the Australia Index Series, $952,064; the Austria Index Series, $990,662; the Belgium Index Series, $495,329; the Canada Index Series, $1,579,702; the France Index Series, $1,495,462; the Germany Index Series, $2,445,129; the Hong Kong Index Series,
$1,027,935; the Italy Index Series, $955,558; the Japan Index Series, $8,421,589; the Malaysia Index Series, $972,097; the Mexico (Free) Index Series, $896,198; the Netherlands Index Series, $749,935; the Singapore (Free) Index Series, $1,030,848; the Spain Index Series, $946,713; the Sweden Index Series, $724,545; the Switzerland Index Series $1,811,152; and the United Kingdom Index Series, $1,710,500. The foregoing values are estimates based on information available on December 8, 1995. The actual dollar value on any particular day will fluctuate and may be greater or less than such values.

                                      AUSTRALIA       AUSTRIA        BELGIUM      CANADA INDEX   FRANCE INDEX
                                     INDEX SERIES   INDEX SERIES   INDEX SERIES      SERIES         SERIES
                                     ------------   ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None           None
  Maximum Transaction Fee for
   Purchase of one Creation Unit of
   WEBS (a)(b):
    In-kind and Cash Purchases.....     $3,830         $1,750         $1,500         $4,000         $4,200
    Additional Variable Charge for
     Cash Purchases................       .60%           .67%           .30%           .18%           .22%
  Deferred Sales Load..............       None           None           None           None           None
  Maximum Redemption Transaction
   Fee for Redemption of one
   Creation Unit of WEBS (a)(c):
    In-kind and Cash Redemptions...     $3,830         $1,750         $1,500         $4,000         $4,200
    Additional Variable Charge for
     Cash Redemptions..............       .60%           .67%           .30%           .18%           .22%
B. Annual Series Operating
  Expenses (as a percentage of
average net assets)
  Management Fees..................       .17%           .17%           .17%           .17%           .17%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%           .25%
  Other Expenses...................       .41%           .41%           .41%           .38%           .41%
  Total Operating Expenses.........       .83%           .83%           .83%           .80%           .83%

                                       GERMANY       HONG KONG        ITALY       JAPAN INDEX
                                     INDEX SERIES   INDEX SERIES   INDEX SERIES      SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee for
   Purchase of one Creation Unit of
   WEBS (a)(b):
    In-kind and Cash Purchases.....     $2,800         $4,650         $2,400        $ 8,000
    Additional Variable Charge for
     Cash Purchases................       .19%           .60%           .30%           .11%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee for Redemption of one
   Creation Unit of WEBS (a)(c):
    In-kind and Cash Redemptions...     $2,800         $4,650         $2,400        $33,320
    Additional Variable Charge for
     Cash Redemptions..............       .19%           .60%           .30%           .11%
B. Annual Series Operating
  Expenses (as a percentage of
average net assets)
  Management Fees..................       .17%           .17%           .17%           .17%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses...................       .41%           .43%           .40%           .37%
  Total Operating Expenses.........       .83%           .85%           .82%           .79%



NOTE: Actual expenses may be greater or less than the amounts shown.

                                                       MEXICO                      SINGAPORE
                                       MALAYSIA     (FREE) INDEX   NETHERLANDS    (FREE) INDEX
                                     INDEX SERIES      SERIES      INDEX SERIES      SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee for
   Purchase of one Creation Unit of
   WEBS (a)(b):
    In-kind and Cash Purchases.....     $8,120         $2,750         $1,900         $5,200
    Additional Variable Charge for
     Cash Purchases................      1.07%           .24%           .25%          1.30%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee for Redemption of one
   Creation Unit of WEBS (a)(c):
    In-kind and Cash Redemptions...     $5,200         $2,750         $1,900         $2,100
    Additional Variable Charge for
     Cash Redemptions..............      1.07%           .24%           .25%          1.30%
B. Annual Series Operating Expenses
  (as a percentage of average net
assets)
  Management Fees..................       .17%           .17%           .17%           .17%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses...................       .43%           .56%           .41%           .41%
  Total Operating Expenses.........       .85%           .98%           .83%           .83%

                                                                                     UNITED
                                     SPAIN INDEX    SWEDEN INDEX   SWITZERLAND      KINGDOM
                                        SERIES         SERIES      INDEX SERIES   INDEX SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee for
   Purchase of one Creation Unit of
   WEBS (a)(b):
    In-kind and Cash Purchases.....     $4,300         $2,150         $4,030         $14,550
    Additional Variable Charge for
     Cash Purchases................       .25%           .25%           .33%           .25%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee for Redemption of one
   Creation Unit of WEBS (a)(c):
    In-kind and Cash Redemptions...     $2,400         $2,150         $4,030         $6,000
    Additional Variable Charge for
     Cash Redemptions..............       .45%           .25%           .33%           .75%
B. Annual Series Operating Expenses
  (as a percentage of average net
assets)
  Management Fees..................       .17%           .17%           .17%           .17%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses...................       .41%           .41%           .41%           .38%
  Total Operating Expenses.........       .83%           .83%           .83%           .80%



NOTE: Actual expenses may be greater or less than the amounts shown.

------------------------


(a) An investor purchasing a Creation Unit of WEBS will bear the costs of transferring the securities in the Portfolio Deposit (defined herein) to the Fund and an investor redeeming Creation Units will bear the costs of transferring securities in the Portfolio Deposit from the Fund to the investor. In each case, such costs will include settlement and custody charges, registration costs, transfer taxes and similar charges. As some of such costs are fixed, the cost of transferring Deposit Securities relating to multiple Creation Units of WEBS of the same Index Series may be less than the amount shown on a per Creation Unit basis. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units".



(b) Paid to the Fund to offset transaction costs incurred by each Index Series in connection with the issuance of a Creation Unit. The purchase transaction fee is not a sales charge. The purchase transaction fees listed are the fees expected to be imposed in connection with the purchase of Creation Units of a given Index Series. The purchase transaction fees are the same no matter how many Creation Units of a given Index Series are being purchased pursuant to any one purchase order. The Fund may adjust such fees from time to time based upon actual experience. See "Purchase and Issuance of WEBS in Creation Units".



(c) Paid to the Fund to offset transaction costs incurred by each Index Series in connection with the redemption of a Creation Unit. The redemption transaction fees listed are the fees expected to be imposed in connection with the redemption of Creation Units of a given Index Series. The redemption transaction fees are the same no matter how many Creations Units of a given Index Series are being redeemed pursuant to any one redemption request. The Fund may adjust such fees from time to time based upon actual experience. See "Redemption of WEBS in Creation Units".



(d) All payments to the Distributor of the Fund to compensate the Distributor will be made pursuant to the Fund's 12b-1 Plan. All amounts payable under the 12b-1 Plan will not exceed, on an annualized basis, .25% of the Fund's average daily net assets. See "Management of the Fund -- Distributor". A long-term shareholder of an Index Series may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges otherwise permitted by the rules of the National Association of Securities Dealers, Inc.


C.  Examples of Expenses


    (a) WEBS in less than Creation Units are not redeemable. If an investor were permitted to purchase and redeem less than a Creation Unit of WEBS, such investor would pay the following expenses on a $1,000 investment (payment with a deposit of Deposit Securities), assuming (1) a 5% annual return and (2) redemption (delivery of Deposit Securities), at the end of each indicated time period:


                                                                                                  1 YEAR       3 YEARS
                                                                                                    ($)          ($)
                                                                                                -----------  -----------
       Australia Index Series.................................................................          13           31
       Austria Index Series...................................................................          10           29
       Belgium Index Series...................................................................          12           30
       Canada Index Series....................................................................          11           29
       France Index Series....................................................................          11           30
       Germany Index Series...................................................................          10           28
       Hong Kong Index Series.................................................................          13           32
       Italy Index Series.....................................................................          11           29
       Japan Index Series.....................................................................          13           30
       Malaysia Index Series..................................................................          14           33
       Mexico (Free) Index Series.............................................................          13           35
       Netherlands Index Series...............................................................          11           30
       Singapore (Free) Index Series..........................................................          11           29
       Spain Index Series.....................................................................          11           30
       Sweden Index Series....................................................................          12           30
       Switzerland Index Series...............................................................          11           29
       United Kingdom Index Series............................................................          12           29


    (b) Such  an  investor  would  pay  the  following  expenses  on  the   same
        investment, assuming no redemptions:


                                                                                                  1 YEAR       3 YEARS
                                                                                                    ($)          ($)
                                                                                                -----------  -----------
       Australia Index Series.................................................................           9           27
       Austria Index Series...................................................................           9           27
       Belgium Index Series...................................................................           9           27
       Canada Index Series....................................................................           8           26
       France Index Series....................................................................           9           27
       Germany Index Series...................................................................           9           27
       Hong Kong Index Series.................................................................           9           28
       Italy Index Series.....................................................................           9           27
       Japan Index Series.....................................................................           8           26
       Malaysia Index Series..................................................................           9           28
       Mexico (Free) Index Series.............................................................          10           32
       Netherlands Index Series...............................................................           9           27
       Singapore (Free) Index Series..........................................................           9           27
       Spain Index Series.....................................................................           9           27
       Sweden Index Series....................................................................           9           27
       Switzerland Index Series...............................................................           9           27
       United Kingdom Index Series............................................................           8           26


EXPLANATION OF TABLES


A. Shareholder Transaction Expenses are charges that investors pay to buy or sell Creation Units of the Fund. The figures in the table are estimates and actual shareholder transaction expenses may vary from such estimates. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" in this Prospectus and "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" in the Statement of Additional Information for an explanation of how these charges apply.

B. Annual Series Operating Expenses are based on estimated expenses and an assumed average level of net assets per Index Series of $100 million. Actual expenses may vary from these estimates and will be affected by, among other things, the actual level of average net assets of an Index Series. Management fees are paid to the Adviser to provide each Index Series with investment advisory, management and certain administrative services. Fees paid to PFPC Inc. to provide the Fund with administrative and fund accounting services are included in "Other Expenses", and are estimated at .10% of the average daily net assets of each Index Series, based on average net assets of $100 million. Distribution fees are paid to the Distributor, to compensate the Distributor and/or reimburse it for certain expenses and for payments made to dealers and other persons providing distribution, marketing and shareholder services to the Fund. See "Management of the Fund" for additional information.



C. Examples of Expenses. The examples illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit of WEBS over periods of 1 and 3 years, based on the expenses in the table and an assumed annual rate of return of 5%. The presentation of a $1,000 investment in a Creation Unit is for illustration purposes only, as WEBS may only be purchased from the Fund or redeemed by the Fund in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Index Series expenses or performance, both of which may vary. The expenses associated with a $1,000 investment in WEBS include a pro rata portion of shareholder transaction expenses associated with the purchase or sale of a Creation Unit, which would have been valued as of December 8, 1995 at between $495,000 and $8,450,000, depending on the Index Series, assuming for this purpose that the net asset value of a Creation Unit was the same as the value of the Deposit Securities as of such date. See the second paragraph under Summary of Fund Expenses.

                                  THE FUND AND
                                ITS INDEX SERIES

FOREIGN FUND, INC. AND ITS INVESTMENT OBJECTIVE


    The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), organized as a series fund. Initially, seventeen Index Series of the Fund will issue shares: the Australia Index Series, the Austria Index Series, the Belgium Index Series, the Canada Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the Malaysia Index Series, the Mexico (Free) Index Series, the Netherlands Index Series, the Singapore (Free) Index Series, the Spain Index Series, the Sweden Index Series, the Switzerland Index Series and the United Kingdom Index Series. Each of the Canada Index Series, the France Index Series, the Japan Index Series and the United Kingdom Index Series is classified as a "diversified" investment company under the 1940 Act. Each of the other Index Series offered hereby is classified as a "non-diversified" investment company under the 1940 Act. The Board of Directors of the Fund may authorize additional Index Series in the future.



    The investment objective of each of the initial seventeen Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index. Each of the Index Series utilizes an MSCI Index that reflects the reinvestment of net dividends as its benchmark index (except for the MSCI Mexico (Free) Index utilized by the Mexico (Free) Index Series, which reflects the reinvestment of gross dividends). See "The Benchmark MSCI Indices Utilized by the Index Series" below. Each MSCI Index is a market capital weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of the respective country. The investment objective of each Index Series is a fundamental policy and cannot be changed without the approval of the holders of a majority of the respective Index Series' voting securities (as defined in the 1940 Act).



    There can be no assurance that the investment objective of any Index Series will be achieved. In this regard, it should be noted that the benchmark indices are unmanaged and bear no management, administration, distribution, transaction or other expenses or taxes, while each Index Series must bear these expenses and are also subject to a number of limitations on their investment flexibility. In addition, certain Index Series are subject to foreign tax withholding at rates different than those assumed by the relevant benchmark index. See "The Benchmark MSCI Indices Utilized by the Index Series". Investing in WEBS of an Index Series involves special risks of investing in securities of the relevant foreign country. For a discussion of certain special considerations and risk factors relevant to an investment in WEBS, see "Investment Considerations and Risks".


WORLD EQUITY BENCHMARK SHARES: "WEBS"

    The shares of common stock, par value $.001 per share, of each Index Series are referred to herein as "World Equity Benchmark Shares" or "WEBS". EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND. Application will be made to list the WEBS for trading on the American Stock Exchange, Inc. (the "AMEX"). It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value. See "Determination of Net Asset Value", "Exchange Listing and Trading", "Investment Considerations and Risks" and "Redemption of WEBS in Creation Units".


WHO SHOULD INVEST?



    The WEBS of each Index Series of the Fund are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies located in the country of the subject MSCI Index. Unlike equity mutual funds that seek to "beat" market averages with unpredictable results, the Index Series seek to provide investment results that correspond generally to the price and yield performance of their respective benchmark indices.

    The share prices of WEBS are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that any Index Series will achieve its stated objective and shareholders should understand that they will be exposed to the risks inherent in international equity investing. Because of the risks associated with international equity investments, an Index Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. See "Investment Considerations and Risks".


INVESTMENT POLICIES


    The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, each Index Series of the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark index through quantitative analytical procedures. Stocks are selected for inclusion in an Index Series in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the subject MSCI Index taken in its entirety. Index Series generally will not hold all of the stocks in their respective benchmark indices but will typically hold a representative sample selected through the Adviser's application of portfolio optimization techniques. However, each Index Series reserves the right to invest in all of the stocks in its benchmark index and where an Index Series benchmark index is comprised of relatively few securities it may do so on a regular basis.



    Each Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. An Index Series will invest at least 65%, and under normal circumstances at least 95%, of its total assets in stocks that are represented in the relevant MSCI Index and combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash and Short-Term Investments (defined below) that are intended to provide the Index Series with exposure to such stocks. The balance of the Fund's investments will consist of cash and Short-Term Investments. "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated
Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; and participation interests in such securities.



    An Index Series will not invest in cash reserves or Short-Term Investments or utilize futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. An Index Series may enter into forward currency exchange contracts in order to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of these and other investment practices of the Fund.



    Each Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, an Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No Index Series will concentrate its investments otherwise. If the benchmark index for an Index Series has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the Index Series will invest less than 25% of its assets in such stock and will reallocate the excess to stocks in other industries. Changes in an Index Series' concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. At the date of this Prospectus, as a result of this policy, the Austria Index Series concentrates in the Banking industry, the Hong Kong Index Series concentrates in the Real Estate industry, the Singapore (Free) Index Series concentrates in the Banking industry, the Spain Index Series concentrates in the Utilities (Electrical & Gas) and Banking industries, and the Switzerland Index Series concentrates in the Health & Personal Care industry. Since the concentration of each Index Series is based on that of its benchmark index, changes in the market values of the Index Series' portfolio securities will not necessarily trigger changes in the portfolio of such Index Series.



    The concentration policy of each Index Series is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies of each Index Series is a nonfundamental policy that may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in these policies. See "Investment Limitations" herein and "Investment Policies and Restrictions" in the Statement of Additional Information for a listing of limitations on investment practices that may only be changed with shareholder approval.


IMPLEMENTATION OF POLICIES


    An Index Series generally will not hold all of the issues that comprise the subject MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, each Index Series will attempt to hold a representative sample of the securities in the Index, which will be selected by the Adviser utilizing quantitative analytical models in a technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will seek to construct the portfolio of each Index Series so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of the subject MSCI Index. Over time, the portfolio composition of an Index Series may be altered (or "rebalanced") to reflect changes in the characteristics of the subject MSCI Index or with a view to bringing the performance and characteristics of the Index Series more in line with that of the relevant MSCI Index. Such rebalancings will require the Index Series to incur transaction costs and other expenses. As noted above, each Index Series reserves the right to invest in all of the securities in the benchmark index, and Index Series with benchmark indices comprised of relatively few stocks may do so on a regular basis.



    Due to the use of this sampling or "portfolio optimization" technique, an Index Series is not expected to track its benchmark index with the same degree of accuracy as would an investment vehicle that invested in every component security of the subject index. The Adviser expects that, over time, the "expected tracking error" of an Index Series relative to the performance of its benchmark index will be less than 5% and that the tracking error will generally be greater for Index Series that have benchmark indices with fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Index Series will be between 95% and 105% of the subject MSCI Index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Index Series increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and other requirements may adversely impact the tracking of the performance of an Index Series to that of its benchmark index. The Adviser will monitor the tracking error of each Index Series on an ongoing basis and will seek to minimize tracking error to the maximum extent possible. There can be no assurance that any Index Series will achieve any particular level of tracking error relative to the performance of the relevant benchmark index.

    Although the policy of each Index Series of the Fund is to remain substantially fully invested in equity securities and in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the Index Series with exposure to such equity securities, an Index Series may invest temporarily in certain Short-Term Investments that are not associated with related positions in stock index futures contracts, options on such futures contracts, stock index options or stock index swaps. Such temporary investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.



    An Index Series may purchase stock index futures contracts, options on such futures contracts and stock index options and may enter into stock index swaps to simulate full investment in the underlying index to a limited extent. This may be done to facilitate trading (e.g., to rapidly gain exposure to a market in anticipation of purchasing the underlying equities over time), to reduce transaction costs or because the Adviser has determined that the use of such instruments permits the Index Series to gain exposure to the underlying equities at a lower cost than by making direct investments in the cash market. While each of these instruments can be used to leverage an investment portfolio, no Index Series may use them to leverage its net assets.



    An Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate settlements in local markets and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.



    The Fund may lend securities from the portfolio of an Index Series to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the cash, government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables an Index Series to earn income that may partially offset the expenses of the Index Series, and thereby reduce the effect that expenses have on an Index Series' ability to provide investment results that correspond generally to the price and yield performance of its benchmark index. These loans may not exceed 33% of an Index Series' total assets. The documentation for these loans will provide that the Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Index Series is determined, consisting of cash, government securities or other assets permitted by applicable regulations and interpretations. An Index Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The Index Series will invest cash collateral in Short-Term Investments, and the Index Series will bear the risk of loss of the invested collateral. Morgan Stanley Trust Company serves as Lending Agent of the Fund and, in such capacity, will share equally with the respective Index Series any net income earned on invested collateral. An Index Series' share of income from the loan collateral will be included in the Index Series' gross investment income. The Fund will comply with the conditions for securities lending established by the SEC staff.


    Although each Index Series generally seeks to invest for the long term, the Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of an Index Series' securities were sold within one year. Ordinarily, securities will be sold from an Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the Index Series while seeking to keep the performance of the Index Series in line with that of its benchmark index. In addition, securities may be sold from an Index Series in certain circumstances to ensure the Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such Index Series. Purchases and sales of securities in connection with such compliance will involve transaction costs which will be borne by the respective Index Series.



    An Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes (e.g., to facilitate distributions to shareholders or to meet redemption requests (in connection with Creation Units of WEBS) prior to the settlement of securities already sold or in the process of being sold by the Index Series). To the extent that an Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the Index Series may appreciate or depreciate in value more rapidly than its benchmark index. An Index Series will not make purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.


INVESTMENT LIMITATIONS

    Each Index Series of the Fund intends to observe certain limitations on its investment practices. Specifically, an Index Series may not:


        (i) lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;



        (ii) issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Series will not purchase securities while borrowings in excess of 5% of the Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;


       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or


       (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.



Except with regard to an Index Series' borrowing policy and illiquid securities policy, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Index Series' portfolio. The investment limitations described in (i) through (iv) above and the preceding paragraph, and certain additional limitations described in the Statement of Additional Information, may be changed with respect to an Index Series only with the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Index Series.



THE BENCHMARK MSCI INDICES UTILIZED BY THE INDEX SERIES



    Each Index Series uses the corresponding MSCI Index listed below as its benchmark (the Australia Index Series uses the MSCI Australia Index, etc.). MSCI publishes several versions of each stock index that it compiles. With the exception of the MSCI Mexico (Free) Index, the MSCI Indices used by Index Series as benchmarks reflect the reinvestment of net dividends. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stocks that are resident in Luxembourg. Such withholding rate currently differs from that applicable to the Australia, Malaysia and Singapore Index Series. Australian companies generally withhold tax on dividends paid to U.S. persons (such as the Fund) at a 15% rate (as opposed to 25% for Luxembourg persons). The rate of withholding on dividends paid to U.S. persons is currently 30% for Malaysia and Singapore, whereas the withholding rate in such countries on payments to persons in Luxembourg is 25%. The Mexico (Free) Index Series' benchmark index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source. Mexican companies do not withhold tax to U.S. investors.


    The stocks included in an MSCI Index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in an MSCI Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in an MSCI Index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.


    THE MSCI AUSTRALIA INDEX ("MSCI AUSTRALIA"). The MSCI Australia consists primarily of stocks that are traded on the Australian Stock Exchange. On April 30, 1995, the MSCI Australia consisted of 51 stocks. The three largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented thereby were Broken Hill Proprietary Company Ltd. (19.7%), News Corp. (10.5%) and National Australia Bank (9.5%), for a total of approximately 39.7% of the MSCI Australia. As of April 30, 1995, the ten largest constituents comprised approximately 67.7% of the market capitalization of the MSCI Australia. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby, were Energy Sources (23.7%), Banking (13.7%) and Metals -- Non-Ferrous (9.4%), for a total of approximately 46.8% of the MSCI Australia. The MSCI Australia represented approximately 59.8% of the aggregate capitalization of the Australian equity markets at April 30, 1995.



    THE MSCI AUSTRIA INDEX ("MSCI AUSTRIA"). The MSCI Austria consists primarily of stocks that are traded on the Vienna Stock Exchange. On April 30, 1995, the MSCI Austria consisted of 20 stocks. The three largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented thereby were Bank of Austria (24.5%), OMV AG (15.5%) and Creditanstalt (14.5%), for a total of approximately 54.5% of the MSCI Austria. As of April 30, 1995, the ten largest constituents comprised approximately 92.0% of the market capitalization of the MSCI Austria. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby, were Banking (40.6%), Energy Sources (12.7%) and Insurance (11.3%), for a total of approximately 64.6% of the MSCI Austria. The MSCI Austria represented approximately 58.9% of the aggregate capitalization of the Austrian equity markets at April 30, 1995.



    THE MSCI BELGIUM INDEX ("MSCI BELGIUM"). The MSCI Belgium consists primarily of stocks that are traded on the Brussels Stock Exchange. On July 31, 1995, the MSCI Belgium consisted of 20 stocks. As of May 31, 1995, the three largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented thereby were Electrabel (20.4%), Petrofina (12.5%) and Generale Banque Groupe (8.4%), for a total of approximately 41.3% of the MSCI Belgium. As of May 31, 1995, the ten largest constituents comprised approximately 86.6% of the market capitalization of the MSCI Belgium. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby, were Utilities -- Electric & Gas (19.85%), Multi-Industry (14.0%) and Banking (14.0%), for a total of approximately 47.5% of the MSCI Belgium. The MSCI Belgium represented approximately 58.8% of the aggregate capitalization of the Belgian equity markets at July 31, 1995.



    THE MSCI CANADA INDEX ("MSCI CANADA"). The MSCI Canada consists primarily of stocks that are traded on the Toronto Stock Exchange. On April 30, 1995, the MSCI Canada consisted of 87 stocks. The three largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented thereby were Seagram (5.6%), BCE Inc. (5.5%) and Northern Telecom (5.1%), for a total of approximately 16.2% of the MSCI Canada. As of April 30, 1995, the ten largest constituents comprised approximately 42.6% of the market capitalization of the MSCI Canada. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby, were Banking (12.8%), Energy Sources (10.9%) and Metals -- Non-Ferrous (10.5%), for a total of approximately 34.2% of the MSCI Canada. The MSCI Canada represented approximately 59.6% of the aggregate capitalization of the Canadian equity markets at April 30, 1995.


    THE MSCI FRANCE INDEX ("MSCI FRANCE"). The MSCI France consists primarily of stocks that are traded on the Paris Stock Exchange. On March 31, 1995, the MSCI France consisted of 69 stocks. The three largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented thereby were Elf Aquitane (6.9%), LVMH (Moet Vuitton) (5.7%) and L'Oreal (5.5%), for a total of approximately 18.1% of the MSCI France. As of March 31, 1995, the ten largest constituents comprised approximately 46.1% of the market capitalization of the MSCI France. As of December 31, 1994, the three most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby, were Banking (13.2%), Energy Sources (11.9%) and Merchandising (8.6%), for a total of approximately 33.7% of the MSCI France. The MSCI France represented approximately 59.4% of the aggregate capitalization of the French equity markets at March 31, 1995.



    THE MSCI GERMANY INDEX ("MSCI GERMANY"). The MSCI Germany consists primarily of stocks that are traded on the Frankfurt Stock Exchange. On March 31, 1995, the MSCI Germany consisted of 67 stocks. The three largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented thereby were Allianz Holding (11.6%), Siemens (8.5%) and Daimler-Benz (7.5%), for a total of approximately 27.6% of the MSCI Germany. As of March 31, 1995, the ten largest constituents comprised approximately 63.0% of the market capitalization of the MSCI Germany. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby, were Insurance (17.6%), Banking (15.6%) and Automobiles (11.3%), for a total of approximately 44.5% of the MSCI Germany. The MSCI Germany represented approximately 59.9% of the aggregate capitalization of the German equity markets at March 31, 1995.



    THE MSCI HONG KONG INDEX ("MSCI HONG KONG"). The MSCI Hong Kong consists primarily of stocks that are traded on The Stock Exchange of Hong Kong Limited
(SEHK). On March 31, 1995, the MSCI Hong Kong consisted of 38 stocks. The three largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented thereby were Hong Kong Telecom (15.4%), Hutchison Whampoa (11.3%) and Sun Hung Kai Properties (11.2%), for a total of approximately 37.9% of the MSCI Hong Kong. As of March 31, 1995, the ten largest constituents comprised approximately 80.0% of the market capitalization of the MSCI Hong Kong. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby, were Real Estate (31.9%), Multi-Industry (18.2%) and Telecommunications (15.6%), for a total of approximately 65.7% of the MSCI Hong Kong. The MSCI Hong Kong represented approximately 57.2% of the aggregate capitalization of the Hong Kong equity markets at March 31, 1995.



    THE MSCI ITALY INDEX ("MSCI ITALY"). The MSCI Italy consists primarily of stocks that are traded on the Milan Stock Exchange. On April 30, 1995, the MSCI Italy consisted of 63 stocks. The three largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented thereby were Telecom Italia (19.4%), Assicurazioni Generali (17.9%) and Fiat (16.3%), for a total of approximately 53.6% of the MSCI Italy. As of April 30, 1995, the ten largest constituents comprised approximately 76.4% of the market capitalization of the MSCI Italy. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby, were Insurance (23.7%), Telecommunications (19.6%) and Banking (16.2%), for a total of approximately 59.5% of the MSCI Italy. The MSCI Italy represented approximately 61.1% of the aggregate capitalization of the Italian equity markets at April 30, 1995.

    THE MSCI JAPAN INDEX ("MSCI JAPAN"). The MSCI Japan consists primarily of stocks that are traded on the Tokyo Stock Exchange. On March 31, 1995, the MSCI Japan consisted of 317 stocks. The three largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented thereby were Toyota Motor Corp. (3.7%), Sumitomo Bank (3.2%) and Fuji Bank (3.0%), for a total of approximately 9.9% of the MSCI Japan. As of March 31, 1995, the ten largest constituents comprised approximately 24.6% of the market capitalization of the MSCI Japan. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby, were Banking (22.4%), Automobiles (10.8%) and Merchandising (4.8%), for a total of approximately 38.0% of the MSCI Japan. The MSCI Japan represented approximately 58.9% of the aggregate capitalization of the Japanese equity markets at March 31, 1995.



    THE MSCI MALAYSIA INDEX ("MSCI MALAYSIA"). The MSCI Malaysia consists primarily of stocks that are traded on the Kuala Lumpur Stock Exchange. On July 31, 1995, the MSCI Malaysia consisted of 74 stocks. As of May 31, 1995, the three largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented thereby were Telekom Malaysia (12.8%), Tenaga Nasional (10.6%) and Malayan Banking (7.9%), for a total of approximately 31.3% of the MSCI Malaysia. As of May 31, 1995, the ten largest constituents comprised approximately 53.5% of the market capitalization of the MSCI Malaysia. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby, were Telecommunications (14.8%), Utilities -- Electrical & Gas (11.4%) and Banking (10.6%), for a total of approximately 36.8% of the MSCI Malaysia. The MSCI Malaysia represented approximately 57.9% of the aggregate capitalization of the Malaysian equity markets at July 31, 1995.



    THE MSCI MEXICO (FREE) INDEX ("MSCI MEXICO (FREE)"). The MSCI Mexico (Free) consists primarily of stocks that are traded on the Mexican Stock Exchange. On July 31, 1995, the MSCI Mexico (Free) consisted of 36 stocks. As of May 31, 1995, the three largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented thereby were Telmex (31.2%), Cifra (8.4%) and Cemex (6.9%), for a total of approximately 46.5% of the MSCI Mexico (Free). As of May 31, 1995, the ten largest constituents comprised approximately 74.7% of the market capitalization of the MSCI Mexico (Free). As of December 31, 1994, the three most highly represented industry sectors in the MSCI Mexico (Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby, were Telecommunications (33.4%), Merchandising (10.7%) and Building Materials (9.5%), for a total of approximately 53.6% of the MSCI Mexico (Free). The MSCI Mexico (Free) represented approximately 56.5% of the aggregate capitalization of the Mexican equity markets at July 31, 1995.



    THE MSCI NETHERLANDS INDEX ("MSCI NETHERLANDS"). The MSCI Netherlands consists primarily of stocks that are traded on the Amsterdam Stock Exchange. On April 30, 1995, the MSCI Netherlands consisted of 22 stocks. The three largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented thereby were Royal Dutch Petroleum (35.2%), Unilever NV (11.4%) and Koninklijke PTT Nederland (8.5%), for a total of approximately 55.1% of the MSCI Netherlands. As of April 30, 1995, the ten largest constituents comprised approximately 90.9% of the market capitalization of the MSCI Netherlands. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby, were Energy Sources (34.8%), Food & Household Products (11.2%) and Telecommunications (9.3%), for a total of approximately 55.3% of the MSCI Netherlands. The MSCI Netherlands represented approximately 71.1% of the aggregate capitalization of the Dutch equity markets at April 30, 1995.



    THE MSCI SINGAPORE (FREE) INDEX ("MSCI SINGAPORE (FREE)"). The MSCI Singapore (Free) consists primarily of stocks that are traded on the Singapore Stock Exchange. On April 30, 1995, the MSCI Singapore (Free) consisted of 32 stocks. The three largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented thereby were Singapore Airlines (13.0%), Oversea-Chinese Banking Corp. (11.8%) and United Overseas Bank (10.6%), for a total of approximately 35.4% of the MSCI Singapore (Free). As of April 30, 1995, the ten largest constituents comprised approximately 76.5% of the market capitalization of the MSCI Singapore (Free). As of December 31, 1994, the three most highly represented industry sectors in the MSCI Singapore (Free), and the approximate percentages of the MSCI Singapore
(Free) represented thereby, were Banking (30.1%), Real Estate (15.7%) and Transportation -- Airlines (13.3%), for a total of approximately 59.1% of the MSCI Singapore (Free). The MSCI Singapore (Free) represented approximately 41.3% of the aggregate capitalization of the Singaporean equity markets at April 30, 1995.


    THE MSCI SPAIN INDEX ("MSCI SPAIN"). The MSCI Spain consists primarily of stocks that are traded on the Madrid Stock Exchange. On April 30, 1995, the MSCI Spain consisted of 32 stocks. The three largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented thereby were Endesa (15.5%), Telefonica de Espana (14.5%) and Repsol (12.1%), for a total of approximately 42.1% of the MSCI Spain. As of April 30, 1995, the ten largest constituents comprised approximately 81.9% of the market capitalization of the MSCI Spain. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Spain, and the approximate percentages of the MSCI Spain represented thereby, were Utilities -- Electrical & Gas (27.8%), Banking (27.2%) and Telecommunications (15.0%), for a total of approximately 70.0% of the MSCI Spain. The MSCI Spain represented approximately 61.8% of the aggregate capitalization of the Spanish equity markets at April 30, 1995.



    THE MSCI SWEDEN INDEX ("MSCI SWEDEN"). The MSCI Sweden consists primarily of stocks that are traded on the Stockholm Stock Exchange. On July 31, 1995, the MSCI Sweden consisted of 28 stocks. As of May 31, 1995, the three largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented thereby were Astra (21.1%), Ericsson (LM) (18.3%) and Volvo (9.6%), for a total of approximately 49.0% of the MSCI Sweden. As of May 31, 1995, the ten largest constituents comprised approximately 81.64% of the market capitalization of the MSCI Sweden. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby, were Electrical & Electronics (24.5%), Health & Personal Care (20.8%) and Automobiles (11.0%), for a total of approximately 56.3% of the MSCI Sweden. The MSCI Sweden represented approximately 59.76% of the aggregate capitalization of the Swedish equity markets at July 31, 1995.



    THE MSCI SWITZERLAND INDEX ("MSCI SWITZERLAND"). The MSCI Switzerland consists primarily of stocks that are traded on the Zurich Stock Exchange. On April 30, 1995, the MSCI Switzerland consisted of 50 stocks. The three largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented thereby were Roche Holding (23.7%), Nestle (15.4%) and Sandoz Ltd. (10.2%), for a total of approximately 49.3% of the MSCI Switzerland. As of April 30, 1995, the ten largest constituents comprised approximately 89.4% of the market capitalization of the MSCI Switzerland. As of December 31, 1994, the three most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby, were Health & Personal Care (30.6%), Banking (21.3%) and Food & Household Products (17.1%), for a total of approximately 69.0% of the MSCI Switzerland. The MSCI Switzerland represented approximately 75.7% of the aggregate capitalization of the Swiss equity markets at April 30, 1995.



    THE MSCI UNITED KINGDOM INDEX ("MSCI UK"). The MSCI UK consists primarily of stocks that are traded on the London Stock Exchange. On March 31, 1995, the MSCI UK consisted of 146 stocks. The three largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented thereby were British Telecom (5.1%), Glaxo Holdings (5.0%) and British Petroleum (4.9%), for a total of approximately 15.0% of the MSCI UK. As of March 31, 1995, the ten largest constituents comprised approximately 33.7% of the market capitalization of the MSCI UK. As of December 31, 1994, the three most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby, were Multi-Industry (10.8%), Banking

(9.6%) and Merchandising (9.3%), or a total of approximately 29.7% of the MSCI UK. The MSCI UK represented approximately 63.1% of the aggregate capitalization of the United Kingdom equity markets at March 31, 1995.


    The graphs below present certain historical performance information, as calculated by MSCI, for the MSCI Indices that will be the benchmark indices for each of the seventeen Index Series of the Fund. This information should not be considered to be a representation of how the Index Series might have performed during the relevant time periods had the Fund been in operation at such times. The MSCI Indices are unmanaged securities indices and do not bear transactional or operating costs and expenses, whereas the Index Series will bear fees and expenses as described herein. See "Summary of Fund Expenses". Such fees and expenses will reduce the return of each Index Series in comparison with its benchmark index. In addition, because each Index Series will not invest in all the securities in its benchmark index, the investment results will not necessarily correspond to those of its benchmark index. Moreover, the Index Series are subject to various limitations on their investment flexibility and these limits will adversely affect their ability to meet their investment objective. See "Investment Policies" and "Implementation of Policies". The graphs measure total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends with adjustments for dividend withholding by foreign governments (except for the graph relating to the MSCI Mexico (Free), which reflects the reinvestment of dividends without adjustments for dividend withholding). The withholding tax rates applicable to the Australia, Malaysia and Singapore (Free) Index Series vary from the rates utilized by MSCI in computing the benchmark indices for such Index Series. See the first paragraph of this section.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI AUSTRALIA INDEX
1984                          (13.69%)
1985                            19.56%
1986                            42.28%
1987                             9.25%
1988                            36.40%
1989                             9.30%
1990                          (17.54%)
1991                            33.64%
1992                          (10.82%)
1993                            35.17%
1994                             5.40%
YTD 11-30-95                     8.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI AUSTRIA INDEX
1984                       (4.91%)
1985                       176.26%
1986                        34.74%
1987                         2.23%
1988                         0.57%
1989                       103.91%
1990                         6.33%
1991                      (12.23%)
1992                      (10.65%)
1993                        28.09%
1994                       (6.28%)
YTD 11-30-95               (7.09%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI BELGIUM INDEX
1984                          11.36%
1985                          76.61%
1986                          78.37%
1987                           7.88%
1988                          53.63%
1989                          17.29%
1990                        (10.98%)
1991                          13.77%
1992                         (1.47%)
1993                          23.51%
1994                           8.24%
YTD 11-30-95                  19.21%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI CANADA INDEX
1984                       (8.43%)
1985                        15.05%
1986                         9.94%
1987                        13.91%
1988                        17.07%
1989                        24.30%
1990                      (13.00%)
1991                        11.08%
1992                      (12.15%)
1993                        17.58%
1994                       (3.04%)
YTD 11-30-95                17.21%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI FRANCE INDEX
1984                          4.33%
1985                         82.01%
1986                         78.35%
1987                       (13.81%)
1988                         37.87%
1989                         36.15%
1990                       (13.83%)
1991                         17.83%
1992                          2.81%
1993                         20.91%
1994                        (5.18%)
YTD 10-31-95                  9.49%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI GERMANY INDEX
1984                          (5.71%)
1985                          135.19%
1986                           35.29%
1987                         (24.75%)
1988                           20.60%
1989                           46.26%
1990                          (9.36%)
1991                            8.16%
1992                         (10.27%)
1993                           35.64%
1994                            4.66%
YTD 10-31-95                   12.96%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI HONG KONG INDEX
1984                            46.99%
1985                            51.69%
1986                            56.11%
1987                           (4.11%)
1988                            28.12%
1989                             8.39%
1990                             9.17%
1991                            49.52%
1992                            32.29%
1993                           116.70%
1994                          (28.90%)
YTD 10-31-95                    18.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI ITALY INDEX
1984                       8.12%
1985                     131.74%
1986                     108.28%
1987                    (21.30%)
1988                      11.46%
1989                      19.42%
1990                    (19.19%)
1991                     (1.82%)
1992                    (22.22%)
1993                      28.53%
1994                      11.56%
YTD 10-31-95             (7.78%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI JAPAN INDEX
1984                      16.85%
1985                      43.07%
1986                      99.41%
1987                      43.03%
1988                      35.39%
1989                       1.71%
1990                    (36.10%)
1991                       8.92%
1992                    (21.45%)
1993                      25.48%
1994                      21.44%
YTD 10-31-95             (4.21%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI MALAYSIA
1988                   26.54%
1989                   55.76%
1990                  (7.91%)
1991                    4.95%
1992                   17.76%
1993                  110.00%
1994                 (19.94%)
YTD 10-31-95          (0.61%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI MEXICO FREE INDEX
1988                              66.07%
1989                              90.25%
1990                              49.97%
1991                             124.28%
1992                              31.10%
1993                              47.00%
1994                            (43.39%)
YTD 10-31-95                    (30.13%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI NETHERLANDS INDEX
1984                               10.23%
1985                               59.62%
1986                               40.74%
1987                                7.07%
1988                               14.19%
1989                               35.79%
1990                              (3.19%)
1991                               17.80%
1992                                2.30%
1993                               35.28%
1994                               11.70%
YTD 10-31-95                       22.41%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SINGAPORE FREE INDEX
1988                                  34.18%
1989                                  44.88%
1990                                (14.59%)
1991                                  43.61%
1992                                   4.49%
1993                                  73.41%
1994                                   5.81%
YTD 10-31-95                           5.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI SPAIN INDEX
1984                     39.05%
1985                     54.75%
1986                    121.24%
1987                     36.91%
1988                     13.53%
1989                      9.76%
1990                   (13.85%)
1991                     15.63%
1992                   (21.87%)
1993                     29.78%
1994                    (4.80%)
YTD 10-31-95             24.05%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SWEDEN INDEX
1984                      (21.71%)
1985                        56.96%
1986                        65.59%
1987                         1.99%
1988                        48.33%
1989                        31.79%
1990                      (20.99%)
1991                        14.42%
1992                      (14.41%)
1993                        36.99%
1994                        18.34%
YTD 10-31-95                36.43%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SWITZERLAND INDEX
1984                            (11.95%)
1985                             105.72%
1986                              33.37%
1987                             (9.45%)
1988                               6.18%
1989                              26.21%
1990                             (6.23%)
1991                              15.77%
1992                              17.23%
1993                              45.79%
1994                               3.54%
YTD 10-31-95                      38.69%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI UNITED KINGDOM INDEX
1984                                   5.31%
1985                                  53.02%
1986                                  26.95%
1987                                  35.09%
1988                                   5.95%
1989                                  21.87%
1990                                  10.29%
1991                                  16.02%
1992                                 (3.65%)
1993                                  24.44%
1994                                 (1.63%)
YTD 10-31-95                          18.13%

MANAGEMENT OF THE FUND

    BOARD OF DIRECTORS. The Board of Directors of the Fund has responsibility for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board of Directors and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund".


    ADVISER. Wells Fargo Nikko Investment Advisors is the Adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, will be responsible for the investment management of each Index Series, which will include application of portfolio optimization techniques. It is located at 45 Fremont Street, San Francisco, California 94105. The Adviser is a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a wholly owned subsidiary of The Nikko Securities Co., Ltd., and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is responsible for managing or providing investment advice for assets aggregating in excess of $180 billion as of June 30, 1995. For its investment management services to each Index Series, the Adviser will be paid management fees equal to : .50% per annum of the aggregate net assets of the Index Series up to aggregate net assets of $10 million, plus .30% per annum of the aggregate net assets of the Index Series in excess of $10 million up to $25 million, plus .20% per annum of the aggregate net assets of the Index Series in excess of $25 million up to $50 million, plus .05% per annum of the aggregate net assets of the Index Series in excess of $50 million. On June 21, 1995, Wells Fargo & Company and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their joint venture interest in the Adviser to Barclays PLC of the United Kingdom. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.



    ADMINISTRATOR. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., is the Administrator of the Fund, and will be responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Morgan Stanley Trust Company in its capacity as Custodian, or by PNC Bank, N.A. in its capacity as Transfer Agent. PFPC, as Administrator, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the administrative and fund accounting services PFPC provides to the Fund, PFPC will be paid aggregate fees equal to each Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion. From time to time PFPC may waive all or a portion of its fees. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809.



    DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") is the distributor of WEBS. Its address is One Exchange Place, 10th Floor, Boston, MA 02109. Investor information can be obtained by calling 1-800-xxx-xxxx. WEBS will be sold by the Fund and distributed only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (the "NASD"). Each Index Series of the Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). Each Index Series intends to operate the Rule 12b-1 Plan in accordance with its terms and the NASD Rules concerning maximum sales charges. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each Index Series. The fees to be paid to the Distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Series at an annual rate of up to .25% of the average daily net assets of such Index Series. From time to time the Distributor may waive all or a portion of the fees. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of each Index Series including payments for any activities or expenses primarily intended to result in or required for the sale of the Index Series' shares, including promotional and marketing activities related to the sale of shares of the Index Series, expenses related to the preparation, printing and distribution of prospectuses and sales literature, certain communications to and with shareholders, advertisements, and payments made to representatives or others for selling shares of Index Series or for providing ongoing shareholder services and/or maintenance of shareholder accounts. The Distributor may retain any amount of its fee that is not so expended. The amount of such fee is not dependent upon the distribution expenses actually incurred by the Distributor. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. See "Investment Advisory, Management, Administrative and Distribution Services" in the Statement of Additional Information.



    CUSTODIAN AND LENDING AGENT. Morgan Stanley Trust Company ("MSTC") serves as the Custodian for the cash and portfolio securities of each Index Series of the Fund. MSTC also serves as Lending Agent of the portfolio securities of each Index Series. As Lending Agent, MSTC will cause the delivery of loaned securities from the Fund to borrowers, arrange for the return of loaned securities to the Fund at the termination of the loans, request deposit of collateral, monitor daily the value of the loaned securities and collateral, request that borrowers add to the collateral when required by the loan agreements, and provide recordkeeping and accounting services necessary for the operation of the program. For its services as Lending Agent, the Fund will pay MSTC, in respect of each Index Series, 50% of the net investment income earned on the collateral for securities loaned. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York 11201.



    TRANSFER AGENT. PNC Bank, N.A. ("PNC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services to the Fund. PNC, as transfer agent (the "Transfer Agent"), has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, PA 19110.



    The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depositary institution to become an underwriter or distributor of securities. However, in the opinion of the Fund, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.


    In addition to the fees described above, the Fund will be responsible for the payment of expenses that will include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, brokerage and other costs (including costs incurred by an Index Series in connection with any rebalancing of its portfolio) and litigation and extraordinary expenses.

EXCHANGE LISTING AND TRADING OF WEBS


    Application will be made to list the WEBS of each Index Series for trading on the AMEX. WEBS are expected to trade on the AMEX at prices that differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged or that an active trading market will develop for the WEBS of any particular Index Series. The AMEX may remove the WEBS of an Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Series, there are fewer than 50 beneficial holders of the WEBS of such Index Series for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Index Series is based is no longer calculated or available or (3) such other event occurs or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the WEBS from listing and trading upon termination of the Fund.


INVESTMENT CONSIDERATIONS AND RISKS


    An investment in the WEBS of an Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of an Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation;

greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war. Certain Index Series-specific considerations are set forth in the Statement of Additional Information.



    VOLATILITY OF FOREIGN EQUITY MARKETS



    The U.S. dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of U.S. markets. For example, from 1991-1994, the average price volatility of the Standard and Poor's 500 Index, a broad measure of the U.S. equity market, was 8.7%. In contrast, during the same period, the average price volatility of the respective MSCI Indices was as follows: the MSCI Australia (13.2%), the MSCI Austria (12.5%), the MSCI Belgium (9.4%), the MSCI Canada (9.7%), the MSCI France (14.9%), the MSCI Germany (13.2%), the MSCI Hong Kong (24.8%), the MSCI Italy (21.7%), the MSCI Japan (17.9%), the MSCI Malaysia (22.0%), the MSCI Mexico (Free) (25.4%), the MSCI Netherlands (10.4%), the MSCI Singapore (Free) (14.5%), the MSCI Spain (15.9%), the MSCI Sweden (16.5%), the MSCI Switzerland (12.4%), and the MSCI United Kingdom (10.9%). Short-term volatility in these markets can be significantly greater.



    FOREIGN CURRENCY FLUCTUATIONS



    Because each Index Series' assets will generally be invested in non-U.S. securities, and because a substantial portion of the revenues and income of each Index Series will be received in a foreign currency, while Index Series dividends and other distributions are paid in US dollars, the dollar value of an Index Series' net assets will be adversely affected by reductions in the value of subject foreign currency relative to the dollar and would be positively affected by increases in the value of such currency relative to the dollar. Also, government or monetary authorities have imposed and may in the future impose exchange controls that could adversely affect exchange rates. Any such currency fluctuations will affect the net asset value of an Index Series irrespective of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, the Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any foreign currencies.



    CONCENTRATION AND LACK OF DIVERSIFICATION OF CERTAIN INDEX SERIES



    Each Index Series of the Fund (except for the Canada Index Series, the France Index Series, the Japan Index Series and the United Kingdom Index Series) is classified as "non-diversified" for purposes of the 1940 Act, which means each of those Index Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of Index Series concentrate their investments in particular industries. See "Investment Policies" herein. However, each Index Series, regardless of whether classified as non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to relieve the Index Series of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. See "Dividends and Capital Gains Distributions" and "Tax Matters" in this
Prospectus. Compliance with the diversification requirements of the Internal Revenue Code will severely limit the investment flexibility of certain Index Series and will make it less likely that such Index Series will meet their investment objectives.



    The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain Index Series and, consequently, the investment portfolios of such Index Series, which may adversely affect the performance of such Index Series or subject such Index Series to greater price volatility than that experienced by more diversified investment companies. The WEBS of an Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested than the subject Index Series in the equity securities of the relevant market. Information concerning the companies and industry sectors that represent the largest components of the various benchmark indices is set forth above under "The Benchmark MSCI Indices Utilized by the Index Series".

    ABSENCE OF PRIOR ACTIVE MARKET



    The Fund is a newly organized investment company with no previous operating history. As indicated above, application will be made to list WEBS on the AMEX. There can be no assurance that active trading markets for the WEBS will develop. The Distributor will not maintain a secondary market in WEBS. Trading in WEBS on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in WEBS inadvisable. In addition, trading in WEBS on the AMEX will be subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules that require trading in securities on the AMEX to be halted in the event of specified market moves. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading".



    The net asset value of the WEBS of an Index Series will fluctuate with changes in the market value of the portfolio securities of the Index Series and changes in the market rate of exchange between the US dollar and the subject foreign currency. The market prices of WEBS are expected to fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Fund cannot predict whether WEBS will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for WEBS will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the subject MSCI Index trading individually or in the aggregate at any point in time.



    USE OF CERTAIN INSTRUMENTS



    The risk of loss associated with futures contracts can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, no Index Series will use futures contracts, options or swap agreements for speculative purposes or to leverage its net assets. Accordingly, the primary risks associated with the use of futures contracts, options and swap agreements by an Index Series are: (i) imperfect correlation between the change in market value of the stocks in the benchmark index or held by the Index Series and the prices of futures contracts, options and swap agreements; (ii) possible lack of a liquid secondary market for a futures contract or listed option and the resulting inability to close futures or listed option positions prior to their maturity date; and (iii) the risk of the counterparty or guaranteeing agent defaulting. Over-the-counter options and swap agreements are generally less liquid than exchange traded securities. Illiquid assets may not represent more than 15% of the net assets of an Index Series.



    Since there are generally no futures traded on the MSCI Indices, it may be necessary for an Index Series to utilize other futures contracts or combinations thereof to simulate the performance of the relevant MSCI Index. This process may magnify the "tracking error" of the Index Series' performance compared to that of the MSCI Index, due to the lower correlation of the selected futures with the MSCI Index. The Adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to represent the market performance of the Index Series' underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of the relevant MSCI Index. Certain foreign stock index futures contracts and options thereon are not currently available to U.S. persons such as the Fund under applicable law.



    See also "Special Considerations and Risks" in the Statement of Additional Information.



DETERMINATION OF NET ASSET VALUE


    Net asset value per share for each Index Series of the Fund is computed by dividing the value of the net assets of such Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.


    In computing an Index Series' net asset value, the Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. The values of portfolio securities are converted into US dollars at the relevant foreign exchange rate for each Index Series in effect as of the time that the foreign currency values of the securities are determined.


CREATION UNITS


    The Fund will issue and redeem WEBS of each Index Series only in aggregations of WEBS specified for each Index Series. The following table sets forth the number of WEBS of an Index Series that constitute a Creation Unit for such Index Series and the estimated value of such Creation Unit at December 8, 1995:



                                                                                       ESTIMATED VALUE PER
INDEX SERIES                                                  WEBS PER CREATION UNIT      CREATION UNIT
------------------------------------------------------------  ----------------------   -------------------
                                                                                          (IN DOLLARS)
Australia Index Series......................................          75,000                  952,064
Austria Index Series........................................          75,000                  990,662
Belgium Index Series........................................          40,000                  495,329
Canada Index Series.........................................         100,000                1,579,702
France Index Series.........................................         100,000                1,495,462
Germany Index Series........................................         150,000                2,445,129
Hong Kong Index Series......................................          75,000                1,027,935
Italy Index Series..........................................          75,000                  955,558
Japan Index Series..........................................         500,000                8,421,589
Malaysia Index Series.......................................          75,000                  972,097
Mexico (Free) Index Series..................................          75,000                  896,198
Netherlands Index Series....................................          50,000                  749,935
Singapore (Free) Index Series...............................          75,000                1,030,848
Spain Index Series..........................................          75,000                  946,713
Sweden Index Series.........................................          75,000                  724,545
Switzerland Index Series....................................         125,000                1,811,152
United Kingdom Index Series.................................         100,000                1,710,500



    See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units". The Board of Directors of the Fund reserves the right to declare a split in the number of WEBS outstanding of any Index Series of the Fund, and to make a corresponding change in the number of WEBS constituting a Creation Unit, in the event that the per WEBS price in the secondary market rises to an amount that exceeds the range deemed desirable by the Board. The estimated value per Creation Unit shown above is based on the Adviser's view of what a Creation Unit would consist of had the particular Index Series been in existence on December 8, 1995.


PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS


    THE FUND WILL ISSUE AND SELL WEBS OF AN INDEX SERIES ONLY IN CREATION UNITS ON A CONTINUOUS BASIS THROUGH THE DISTRIBUTOR AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM, WITHOUT AN INITIAL SALES LOAD. The consideration for purchase of a Creation Unit of WEBS of an Index Series will be the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Deposit Securities") and an amount of cash computed as described below (the "Cash Component"). The Cash Component is a balancing amount to cover accrued dividends and to equalize any difference between the value of the Deposit Securities and the net asset value of a Creation Unit of WEBS as determined on the date on which WEBS are to be purchased and issued. Together, the Deposit Securities and the Cash Component constitute the
"Portfolio   Deposit"  which  represents  the  minimum  initial  and  subsequent investment amount for shares of any Index Series from the Fund. Tendered securities in the Portfolio Deposit will be valued in the same manner as the relevant Index Series values its portfolio securities. WEBS may also be issued and sold in Creation Units for cash in certain circumstances; however, any Index Series that permits cash sales reserves the right to suspend such sales at any time.


    The Deposit Securities for each Index Series will generally change with changes in the corresponding MSCI Index. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the portfolio constituting the Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The Deposit Securities must be delivered for receipt in an account of the Fund maintained at the applicable local subcustodian.



    A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transaction costs of each Index Series associated with issuance of Creation Units of WEBS. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses". Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.



    The foregoing description of the issuance of Creation Units of WEBS is only a summary. Investors interested in purchasing Creations Units of WEBS from the Fund will need to refer to "Purchase and Issuance of WEBS in Creation Units" in the Statement of Additional Information for additional details.


REDEMPTION OF WEBS IN CREATION UNITS

    WEBS OF AN INDEX SERIES MAY BE REDEEMED BY THE FUND ONLY IN CREATION UNITS AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF A REDEMPTION REQUEST IN PROPER FORM BY THE DISTRIBUTOR. WEBS IN AMOUNTS LESS THAN CREATION UNITS ARE NOT REDEEMABLE. The Fund generally will redeem a Creation Unit of WEBS principally on an in-kind basis for Deposit Securities as announced by the Distributor, plus cash in an amount equal to the difference between the net asset value of the WEBS being redeemed, as next determined after receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. An Index Series may also redeem Creation Units for cash in certain circumstances; however, any Index Series that permits cash redemptions reserves the right to suspend such redemptions at any time.


    Investors may purchase WEBS in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each Index Series, based on estimated values at December 8, 1995, is indicated under the heading "Creation Units".



    A redemption transaction fee payable to the Fund is imposed to offset transaction costs that may be incurred by an Index Series in connection with redemption of Creation Units of WEBS. The redemption transaction fee for redemptions in kind and for cash (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses". Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order.


    Because the portfolio securities of an Index Series may trade on the relevant exchange(s) on days that the AMEX is closed, shareholders may not be able to redeem their Creation Units of such Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such Index Series could be significantly affected by events in the relevant foreign markets.

    The foregoing description of the redemption of Creation Units of WEBS is only a summary. Investors interested in redeeming Creation Units of WEBS will need to refer to "Redemption of WEBS in Creation Units" in the Statement of Additional Information for additional details.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



    Dividends from net investment income, including net foreign currency gains, if any, will be declared and paid at least annually and net realized securities gains, if any, will be distributed at least annually. Dividends and securities gains distributions will be distributed in US dollars and cannot be automatically reinvested in additional WEBS. The Fund will inform shareholders within 60 days after the close of the Index Series' taxable year of the amount and nature of all distributions made to them.



TAX MATTERS



    A person other than a tax-exempt entity who exchanges securities for Creation Units of WEBS generally will recognize gain or loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid.



    Each Index Series of the Fund intends to qualify for and to elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company, an Index Series will not be subject to U.S. federal income tax on its income and gains that it distributes to shareholders, provided that it distributes annually at least 90% of its net investment income. Net investment income generally includes income from dividends and interest and gains and losses from currency transactions net of operating expenses plus the Index Series' net short-term capital gains in excess of its net long-term capital losses. Each Index Series intends to distribute to its shareholders at least annually all of its net investment income and any realized net long-term capital gains.


    Dividends paid out of an Index Series' net investment income and distributions of net realized short-term capital gains in excess of long-term capital losses are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the WEBS. Dividends and distributions paid by an Index Series generally will not qualify for the deduction for dividends received by corporations. Dividends and distributions in excess of an Index Series' current and accumulated earnings and profits will be treated as a tax-free return of capital to each of the Index Series' investors to the extent of the investor's basis in its WEBS, and as capital gain thereafter. Any dividend declared by an Index Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the Index Series not later than such December 31 so long as the dividend is actually paid by the Index Series during January of the following calendar year. A distribution by an Index Series will reduce its net asset value per share and may be taxable to the investor as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital.

    Any gain or loss realized upon a sale or redemption of WEBS by a shareholder that is not a dealer in securities will generally be treated as a long-term capital gain or loss if the WEBS have been held for more than one year, and otherwise as a short-term capital gain or loss. However, if WEBS on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such WEBS have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized on a sale or exchange of WEBS will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares, in which case the basis of the shares acquired will be adjusted upward to reflect the disallowed loss.

    Each Index Series may be subject to foreign income taxes withheld at source. As more than 50% of the value of the total assets of each Index Series at the close of its taxable year will consist of stock or securities of foreign corporations, an Index Series will be eligible (and intends) to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by the Index Series. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating U.S. taxable income or as a credit in calculating U.S. federal income tax. Each investor will be notified of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

    The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

    For further information on taxes see "Taxes" in the Statement of Additional Information.


BOOK-ENTRY ONLY SYSTEM



    The Depository Trust Company ("DTC") will act as securities depositary for the WEBS. WEBS will be represented by global securities, which will be registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.



    DTC has advised the Fund as follows: DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").



    Beneficial ownership of WEBS will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS. Beneficial Owners of WEBS will not be entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the registered holders thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS.


    WEBS distributions will be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. The Fund expects that DTC or its nominee, upon receipt of any such distributions, will immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. The Fund also expects that payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

    See "Book-Entry Only System" in the Statement of Additional Information for additional details.

GENERAL INFORMATION

    The Fund is organized as a Maryland corporation. The Articles of Incorporation currently permit the Fund to issue 2 billion shares of common stock with a par value of $.001 per share. Fractional shares will not be issued. In addition to the seventeen Index Series described herein, the Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. Any such additional series may seek to track the investment results represented by an equity securities index compiled by MSCI or by another index compiler.

    The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Each share has one vote with respect to matters upon which a shareholder vote is required; shareholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Series it will be voted on only by that Index Series and if a matter affects a particular Index Series differently from other Index Series, that Index Series will vote separately on such matter. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law.


    The Fund expects that, immediately prior to the commencement of trading of the WEBS, each Index Series will have a shareholder or shareholders holding more than 5% of the outstanding shares of such Index Series in Creation Units. The Fund cannot predict the length of time that such person(s) will remain control persons of each Index Series. As of the date of this Prospectus, the sole shareholder of each Index Series is Funds Distributor, Inc. and Funds Distributor, Inc. is accordingly a "control" person of the Fund and each Index Series as of such date.



    Absent an applicable exemption, beneficial owners of 10% of the WEBS of an Index Series will be subject to the insider reporting, short-swing profit and short sale provisions under the Securities Exchange Act of 1934 (the "1934 Act"). The 1934 Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of WEBS within any period of less than six months is recoverable by the Index Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and change in ownership of WEBS within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of WEBS.



    Ernst & Young, LLP serves as independent accountants for the Fund and will audit its financial statements annually.


AVAILABLE INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of
Additional Information, may be examined at the offices of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

    Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


    Shareholder inquiries may be directed to the Fund in writing, to c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                 SUBJECT TO COMPLETION, DATED DECEMBER 14, 1995
                               FOREIGN FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                           , 1995



    This  Statement of Additional Information is not a Prospectus, and should be
read in  conjunction with  the Prospectus  dated                   ,  1995  (the
"Prospectus") for Foreign Fund, Inc. (the "Fund"), as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund or the Distributor. The Fund's address is Foreign Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.



    INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
General Description of the Fund............................................................................           1
Investment Policies and Restrictions.......................................................................           1
Special Considerations and Risks...........................................................................          14
The MSCI Indices...........................................................................................          17
Exchange Listing and Trading...............................................................................          36
Management of the Fund.....................................................................................          36
Investment Advisory, Management, Administrative and Distribution Services..................................          37
Brokerage Transactions.....................................................................................          40
Book Entry Only System.....................................................................................          41
Purchase and Issuance of WEBS in Creation Units............................................................          42
Redemption of WEBS in Creation Units.......................................................................          46
Determining Net Asset Value................................................................................          48
Dividends and Distributions................................................................................          49
Taxes......................................................................................................          49
Capital Stock and Shareholder Reports......................................................................          51
Counsel and Independent Accountants........................................................................          52
Financial Statements.......................................................................................
APPENDICES.................................................................................................


                            ------------------------


    THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY FOREIGN FUND, INC.



    WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE WEBS OF ANY INDEX SERIES PARTICULARLY OR THE ABILITY OF THE RESPECTIVE MSCI INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MSCI INDICES IDENTIFIED HEREIN, WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MORGAN STANLEY WITHOUT REGARD TO THE WEBS OF ANY INDEX SERIES OR THE ISSUER THEREOF. MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE RESPECTIVE MSCI INDICES. MORGAN STANLEY IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE WEBS OF ANY INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY INDEX SERIES ARE REDEEMABLE. MORGAN STANLEY HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY INDEX SERIES.



    ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI INDICES OR ANY DATA INCLUDED

THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


    The information contained herein regarding MSCI, the MSCI Indices, local securities markets and DTC was obtained from publicly available sources.


    Unless otherwise specified, all references in this Statement of Additional Information to "dollars", "USD", "US$" or "$" are to United States Dollars, all references to "AUD", or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Nuevo Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, and all references to "GBP", "L" or "L" are to British Pounds Sterling. On August 18, 1995, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 1.3569, ATS 10.092, BEF 30.369, CAD 1.3603, FRF 5.0560, DEM 1.4760, HKD 7.7420, ITL 1620.0, JPY 96.75, MYR 2.4855,
MXN 6.1500, NLG 1.6523, SGD 1.4165, ESP  125.48, SEK 7.3559, CHF 1.2290 and  GBP
0.6433. Some numbers in this Statement of Additional Information have been rounded. All US Dollar equivalents provided in this Statement of Additional Information are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                        GENERAL DESCRIPTION OF THE FUND


    Foreign Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund initially consists of seventeen series (each, an "Index Series"), each of which invests in a portfolio of common stocks (the "Portfolio Securities") consisting of some or all of the component securities of a specified foreign securities index, selected to reflect the performance thereof. The Fund was incorporated under the laws of the State of Maryland on September 1, 1994. The shares of each Index Series are referred to herein as "World Equity Benchmark Shares-SM-" or "WEBS-SM-". The seventeen Index Series offered by the Fund are the Australia Index Series, the Austria Index Series, the Belgium Index Series, the Canada Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the Malaysia Index Series, the Mexico (Free) Index Series, the Netherlands Index Series, the Singapore (Free) Index Series, the Spain Index Series, the Sweden Index Series, the Switzerland Index Series and the United Kingdom Index Series.



    Each Index Series will offer and issue WEBS at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"), usually in exchange for a basket of Portfolio Securities (together with the deposit of a specified cash payment). Such Creation Units of WEBS are separable upon issue into identical shares which will be listed and traded on the American Stock Exchange (the "AMEX"). WEBS will also be redeemable only in Creation Units, also usually in exchange for Portfolio Securities and a specified cash payment. The Fund reserves the right to offer a "cash" option for sales and redemptions of WEBS (subject to applicable legal requirements), as well as the option to offer WEBS on a "cash only" basis. In each instance of such cash sales or redemptions, the Fund will impose transaction fees based on transaction expenses in the particular country that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with requirements of the Securities and Exchange Commission applicable to management investment companies offering redeemable securities.


                      INVESTMENT POLICIES AND RESTRICTIONS

    The following information supplements and should be read in conjunction with the sections entitled "Investment Policies" and "Investment Restrictions of the Fund" in the Prospectus.


    Each of the seventeen Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. An Index Series will invest at least 65%, and under normal circumstances at least 95%, of its total assets in stocks that are represented in the relevant MSCI Index and combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash and Short-Term Investments (defined below) that are intended to provide the Index Series with exposure to such stocks. The balance of the Fund's investments will consist of cash and Short-Term Investments. "Short-Term
Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; and participation interests in such securities.



    An Index Series will not invest in cash reserves or Short-Term Investments, or utilize futures contracts, options on futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. An Index Series may enter into forward currency exchange contracts and foreign currency futures contracts in order to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

INVESTMENTS IN SUBJECT EQUITY MARKETS



    Brief descriptions of the equity markets in which the respective Index Series will be invested are provided below.


THE AUSTRALIAN EQUITY MARKETS

    GENERAL BACKGROUND. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became the stock exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871),  Brisbane (1884),  Adelaide (1887), Hobart  (1891) and  Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS". SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

    REPORTING, ACCOUNTING AND AUDITING. Australian reporting accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total  market
capitalization of the Australian equity markets was approximately AUD 294.2 billion or US$214.1 billion.

THE AUSTRIAN EQUITY MARKETS

    GENERAL BACKGROUND. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificate for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler), of whom there are three.

    REPORTING, ACCOUNTING AND AUDITING. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Austrian equity markets was approximately ATS 298.6 billion or US$30.7 billion.

THE BELGIAN EQUITY MARKETS

    GENERAL BACKGROUND. The Brussels Stock Exchange (BSE) was founded by Napoleanic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee (the "SEC") organizes and supervises the different markets and ensures market transparency. The SEC also admits or dismisses brokerage firms and ensures compliance with all regulations. It is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market".

    REPORTING, ACCOUNTING AND AUDITING. Belgian reporting accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As   of  July  31,  1995,  the  total   market
capitalization of the Belgian equity markets was approximately BEF 2,795.35 billion or US$98.485 billion.

THE CANADIAN EQUITY MARKETS

    GENERAL BACKGROUND. The first Canadian stock exchange appeared in the 1870's. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest in North America and among the ten largest in the world.

    REPORTING, ACCOUNTING AND AUDITING. As recognized by the Securities and Exchange Commission in one of the proposing releases relating to the
Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompasses all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Canadian markets was approximately CAD 410.5 billion or US$303.3 billion.

THE FRENCH EQUITY MARKETS

    GENERAL BACKGROUND. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe De Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

    Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the official unit of currency, the French Franc. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

    REPORTING, ACCOUNTING AND AUDITING. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  March  31,  1995,  the  total  market
capitalization of the French equity markets was approximately FF 2,418.3 billion or US$504.2 billion.

THE GERMAN EQUITY MARKETS

    GENERAL BACKGROUND. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in German Marks, the official currency of Germany. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

    REPORTING, ACCOUNTING AND AUDITING. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  March  31,  1995,  the  total  market
capitalization of the Germany equity markets was approximately DM 713.0 billion or US$521.0 billion.

THE HONG KONG EQUITY MARKETS

    GENERAL BACKGROUND. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange.

In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

    REPORTING, ACCOUNTING AND AUDITING. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  March  31,  1995,  the  total  market
capitalization of the Hong Kong equity markets was approximately HKD 1,911.9 billion or US$247.3 billion.

THE ITALIAN EQUITY MARKETS

    GENERAL BACKGROUND. The first formal exchange was created in Italy in 1808 with the establishment of the Milan Stock Exchange. Since then nine other exchanges have been founded. Milan is the most important exchange, accounting for 90% of total equity volume and about 80% of turnover in fixed income securities. After the Milan Stock Exchange the other exchanges, in order of importance are: Rome, Turin, Genoa, Bologna, Florence, Naples, Palermo, Trieste and Venice. By law the only persons allowed to trade in the official posts of the stock exchange are the stockbrokers, who must act as brokers and not trade for their own account. Banks and intermediaries are allowed to enter the trading post as observers. In 1991, the Parliament passed legislation creating Societa di intermediazone mobiliare (SIMs). SIMs were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts. In 1986, the Centro Elaboraizione Dati (C.E.D. Borsa), a subsidiary of the Milan Stock Exchange, developed a supporting service called Borsamat. The Borsamat records all trading floor orders, links all Italian exchanges, checks transaction details and issues confirmations. Italy has the world's largest government securities market after the United States and Japan. At the end of 1993, issues of treasury bills, notes and bonds outstanding totalled US$1,133 billion.

    REPORTING, ACCOUNTING AND AUDITING. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to United States standards, but differ significantly in many important respects. In general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Italian markets was approximately ITL 295,805.1 billion or US$175.9 billion.

THE JAPANESE EQUITY MARKETS

    GENERAL BACKGROUND. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

    REPORTING, ACCOUNTING AND AUDITING. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  March  31,  1995,  the  total  market
capitalization of the Japanese equity markets was approximately JPY 307,927.4 billion or US$3,564.0 billion.

THE MALAYSIAN EQUITY MARKETS

    GENERAL BACKGROUND. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 counters. The New Straits Times Industrial Index is an average of 30 industrial stocks.

    REPORTING, ACCOUNTING AND AUDITING. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of   July  31,  1995,  the  total  market
capitalization of the Malaysian equity markets was approximately MYR 511.041 billion or US$207.994 billion.

THE MEXICAN EQUITY MARKETS


    GENERAL BACKGROUND. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to "Casas de Bolsa" ("brokerage houses") and "Especialistas Bursatiles" (stock exchange specialists).

    REPORTING, ACCOUNTING AND AUDITING. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of   July  31,  1995,  the  total  market
capitalization of the Mexican equity markets was approximately MXN 635.513 billion or US$104.012 billion.

THE NETHERLANDS EQUITY MARKETS

    GENERAL  BACKGROUND.   Trading  securities on  the Amsterdam  Stock Exchange
(ASE) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876 and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the ASE may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

    REPORTING, ACCOUNTING AND AUDITING. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Dutch equity markets was approximately NLG 410.3 billion or US$264.9 billion.

THE SINGAPOREAN EQUITY MARKETS

    GENERAL BACKGROUND. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until December 1989 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

    REPORTING, ACCOUNTING AND AUDITING. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Singaporean markets was approximately SGD 191.7 billion or US$137.6 billion.

THE SPANISH EQUITY MARKETS

    GENERAL BACKGROUND. The trading of shares in Spain dates back to 1831 when the Madrid Stock Exchange was founded. Since that time other exchanges have been established in Barcelona, Bilbao and Valencia, although the latter remains purely a local market. Madrid is by far the most active and the most international market exchange, accounting for nearly 50% of total market capitalization of both bonds and stocks. The next largest exchange is Barcelona, founded in 1915. Membership at each stock exchange in Spain is restricted to stockbrokers nominated by the Ministry of Finance. In order to practice their profession, a broker must belong to the Association of Brokers. In November 1986, the Madrid Stock Exchange opened the new second market, or unlisted securities market, as part of an effort to expand the range of Spanish companies whose shares are publicly quoted. The second market provides small and medium-sized companies with access to the trading market of the Madrid Stock Exchange.

    REPORTING, ACCOUNTING AND AUDITING. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE  OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total   market
capitalization of the Spanish equity markets was approximately ESP 15,754.2 billion or US$128.0 billion.

THE SWEDISH EQUITY MARKETS

    GENERAL BACKGROUND. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the stock exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970's the Stockholm market was characterized by limited turnover and dull trading conditions. In 1980 the market started to climb and for several years Stockholm was one of the best performing stock markets in both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980's. The Stockholm Stock Exchange is structured on a membership basis, with the Bank Inspection Board being the supervising authority. The board consists of 11 directors and one chief executive. The directors of the board are elected by the Swedish government, and the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A1 list, for the largest and most heavily traded companies. The second distinct market is the Over-the-Counter Market, which is more loosely regulated than the official market and caters to small and medium sized companies. The other market is the unofficial parallel market which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been delisted from the other markets and those which are only occasionally available for trading.

    There are also two independent markets for options -- the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE). They offer calls, puts and forwards on Swedish stocks and stock market index.

    REPORTING, ACCOUNTING AND AUDITING. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of May 31, 1995, the total market capitalization of the Swedish equity markets was approximately SEK 975.6 billion or US$132.371 billion.

THE SWISS EQUITY MARKETS

    GENERAL BACKGROUND. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

    REPORTING, ACCOUNTING AND AUDITING. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

    SIZE   OF  EQUITY  MARKETS.    As  of  April  30,  1995,  the  total  market
capitalization of the Swiss equity markets was approximately CHF 369.3 billion or US$323.3 billion.

THE UNITED KINGDOM EQUITY MARKETS

    GENERAL BACKGROUND. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. There are 14 stock exchanges in the United Kingdom and Ireland which comprise the Associated Stock Exchange. The most important exchange and the one that has the major share of the business is the London Stock Exchange. The London Stock Exchange has the largest volume of trading in international equities in the world.

    REPORTING, ACCOUNTING AND AUDITING. Although UK reporting, accounting and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in important respects. Some UK corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.

    SIZE OF EQUITY MARKETS. As of March 31, 1995, the aggregate capitalization of the United Kingdom equity markets was approximately L758.1 billion or US$1,234.8 billion.

OTHER FUND INVESTMENTS


    Although the policy of each Index Series of the Fund is to remain substantially fully invested in equity securities and in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the Index Series with exposure to such equity securities, an Index Series may invest temporarily in certain Short-Term Investments. Such securities may be used to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.


    Although each Index Series generally seeks to invest for the long term, the Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of an Index Series' securities were sold within one year. Ordinarily, securities will be sold from an Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the Index Series while seeking to keep the performance of the Index Series in line with that of its benchmark index. In addition, securities may be sold from an Index Series in certain circumstances to ensure the Index Series' compliance with the diversification and other requirements of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and with other requirements, which would tend to raise the portfolio turnover rate of such Index Series. Purchases and sales of securities will involve transaction costs which will be borne by the respective Index Series.



    An Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. An Index Series may borrow money only to facilitate distributions to shareholders or meet redemption requests (in connection with Creation Units of WEBS) prior to the settlement of securities already sold or in the process of being sold by such Index Series. To the extent that an Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the Index Series may appreciate or depreciate in value more rapidly than its benchmark index. An Index Series will not make purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.


LENDING PORTFOLIO SECURITIES


    The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash, government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables an Index Series to earn additional income that may partially offset the expenses of such Index Series, and thereby reduce the effect that expenses have on such Index Series' ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of an Index Series' total assets. The documentation for these loans will provide that the Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Index Series is determined, consisting of cash, government securities or other assets permitted by applicable regulations and interpretations. An Index Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The Index Series will invest cash collateral in Short-Term Investments. Morgan Stanley Trust Company ("MSTC") serves as Lending Agent of the Fund and, in such capacity, will share equally with the respective Index Series any net income earned on invested collateral. An Index Series' share of income from the loan collateral is included in the Index Series' gross investment income.


    The Fund will comply with the conditions for lending established by the Securities and Exchange Commission (the "Commission"). The Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Index Series must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Index Series must be able to terminate the loan at any time; (4) the Index Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Index Series may pay only reasonable custodian fees in connection with the loan and will pay no finders fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

CURRENCY TRANSACTIONS

    The investment policy of each Index Series is to remain as fully invested as practicable in the equity securities of the relevant MSCI Index. Hence, no Index Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Index Series' currency. An Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.


    A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

REPURCHASE AGREEMENTS


    Each Index Series may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which an Index Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by an Index Series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by an Index Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with an Index Series. No more than an aggregate of 15% of the Index Series' net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. An Index Series will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.


    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by an Index Series not within the control of the Index Series and therefore the Index Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS



    Each Index Series may utilize futures contracts, options and swap agreements to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Series. In such circumstances an Index Series may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

    Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold", or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

    Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.


    Each Index Series may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Index Series. In addition, the Fund is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.



RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



    An Index Series will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of an Index Series' total assets. Assets committed to initial margin deposits for futures and options on futures will be held in a segregated account at the Fund's custodian bank. Each Index Series will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position).


SWAP AGREEMENTS


    Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Index Series would seek to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of an Index Series' obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account at the Fund's custodian bank.


FUTURE DEVELOPMENTS


    Each Index Series may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Index Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with an Index Series' investment objective and legally permissible for the Index Series. Before entering into such transactions or making any such investment, the Index Series will provide appropriate disclosure.

INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions as fundamental policies with respect to each Index Series. These restrictions cannot be changed with respect to an Index Series without the approval of the holders of a majority of such Index Series' outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of an Index Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Index Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Index Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Index Series. An Index Series may not:


         1. Change its investment objective;



         2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;



         3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Series will not purchase securities while borrowings in excess of 5% of the Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;


         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Index Series' assets);


         5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;


         6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but an Index Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

         7. Act as an underwriter of securities of other issuers, except to the extent the Index Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

         8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that an Index Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

         9. Sell securities short; or


        10. Invest in commodities or commodity contracts, except that an Index Series may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

    In addition to the investment restrictions adopted as fundamental policies as set forth above, each Index Series will observe the following restrictions, which may be changed by the Board without a shareholder vote. An Index Series will not:

        1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each Index Series in accordance with its views; or

        2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Series has valued the investment.


    For purposes of the percentage limitation on each Index Series' investments in illiquid securities, with respect to each Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), will not be deemed illiquid if they are otherwise readily marketable. Such securities will ordinarily be considered "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Index Series. The Adviser will monitor the liquidity of restricted securities in each Index Series' portfolio under the supervision of the Fund's Board of Directors. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors:


        (1) the frequency of trades and quotes for the security;

        (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

        (3) dealer undertakings to make a market in the security; and

        (4) the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

    If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

    A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "Investment Considerations and Risks". The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

NON-U.S. EQUITY PORTFOLIOS

    An investment in WEBS involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Index Series. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates and exchange control regulations, and the costs that may be incurred in connection with conversions between various currencies. Investing in an Index Series whose portfolios contain non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of an Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.


CURRENCY TRANSACTIONS

    Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Index Series' return with the performance of the corresponding MSCI Index and may lower the Index Series' return. The Index Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Index Series will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

FUTURES TRANSACTIONS

    Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Index Series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an Index Series may be required to make delivery of the instruments underlying futures contracts it holds.

    An Index Series will minimize the risks that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

    The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which future contracts will be used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Series would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

    Utilization of futures transactions by an Index Series involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom an Index Series has an open position in the futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

    Each Index Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by an Index Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. An Index Series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Index Series.

    In order for an Index Series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Index Series' business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Index Series' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, an Index Series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Index Series' fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

    Each Index Series will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Index Series' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Index Series' other investments and shareholders will be advised on the nature of the distributions.

CONTINUOUS OFFERING


    The proposed method by which Creation Units of WEBS will be created and traded may raise certain issues under applicable securities laws. Because new Creation Units of WEBS may be issued and sold by the Fund on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent WEBS, and sells such WEBS directly to customers, or if it chooses to couple the creation of a supply of new WEBS with an active selling effort involving solicitation of secondary market demand for WEBS. A determination of whether one is an underwriter for the purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. In any event, broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in
Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to WEBS are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the Index Series' prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.


                                THE MSCI INDICES

IN GENERAL

    The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

    Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

    MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

WEIGHTING

    All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

    MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Singapore, Mexico, the Philippines and Venezuela, and for those regional and international indices which include such markets.

    REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

SELECTION CRITERIA

    THE UNIVERSE OF SECURITIES. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

    THE OPTIMIZATION PROCESS. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross-ownership. The optimization variables and their targets are:

Market Coverage                           TARGET 60% OF MARKET
Industry Representation                   MIRROR THE LOCAL MARKET
Liquidity                                 MAXIMIZE
Float                                     MAXIMIZE
Cross-Ownership                           AVOID/MINIMIZE
Size                                      SAMPLE WITH SIZE CHARACTERISTICS OF
                                          UNIVERSE

    COVERAGE. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

    INDUSTRY REPRESENTATION. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

    MSCI may exceed the 60% of market capitalization target in the index for a particular country because, E.G., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, E.G., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

    LIQUIDITY. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

    FLOAT. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.

    CROSS-OWNERSHIP. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index can skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

    SIZE. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.

CALCULATION METHODOLOGY


    All MSCI Indices are calculated daily using Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends , with gross dividends reinvested and with net dividends reinvested. With the exception of the Mexico (Free) Index Series, the Fund's Index Series utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the Australia, Malaysia and Singapore Index Series, such withholding rate currently differs from that applicable to United States residents. Australian companies generally withhold tax on dividends paid to U.S. persons at a 15% rate (as opposed to 25% for Luxembourg persons). The rate of withholding on dividends paid to U.S. persons is 30% for Malaysia and Singapore, whereas the withholding rate in such countries on payments to persons in Luxembourg is 25%. The Mexico (Free) Index Series' benchmark Index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source.


DIVIDEND TREATMENT

    In respect of developed markets, MSCI Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

    In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

    - In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.

    - Dividends are deemed received on the payment date.

    - To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.

    - Reinvestment of dividends occurs at the end of the month in which the payment date falls.

PRICE AND EXCHANGE RATES

    PRICES. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

    EXCHANGE RATES. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 PM London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/ Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

    MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets.

CHANGES TO THE INDICES

    In changing the constituents of the indices, MSCI attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.

    There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

    ADDITIONS. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only with respect to their broad industry, but also with respect to their sub-sector, in order to achieve if possible a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

    NEW ISSUES. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).

    In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

    In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of substantial size and liquidity.

    DELETIONS. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

    Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.


    Each of the MSCI Indices utilized as the benchmark for an Index Series of the Fund is calculated reflecting dividends reinvested. With the exception of the Mexico (Free) Index Series, the Fund's Index Series utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)".


THE MSCI AUSTRALIA INDEX


    On April 30, 1995, the MSCI Australia Index (with net dividends reinvested) (the "MSCI Australia") consisted of 51 stocks with an aggregate market capitalization of approximately AUD176.0 billion or US$128.1 billion. In percentage terms, the MSCI Australia represented approximately 59.8% of the total market capitalization of Australia.


    The ten largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented by such constituents were, in order:

       1.  Broken Hill Prop. Co......................................     19.67%
       2.  News Corp.................................................     10.51%
       3.  National Bank Australia...................................      9.45%
       4.  CRA.......................................................      6.69%
       5.  Westpac Banking...........................................      5.27%
       6.  Western Mining............................................      4.89%
       7.  Amcor.....................................................      3.45%
       8.  Coles Myer................................................      3.02%
       9.  Fosters Brewing Group.....................................      2.41%
      10.  CSR.......................................................      2.36%

    As of April 30, 1995, the largest five constituents together comprised approximately 51.59% of the market capitalization of the MSCI Australia; the largest ten constituents comprised approximately 67.72% of the market capitalization of the MSCI Australia and the largest 20 constituents comprised approximately 85.24% of the market capitalization of the MSCI Australia.

    The ten most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby as of December 31, 1994 were:

       1.  Energy Sources............................................     23.7%
       2.  Banking...................................................     13.7%
       3.  Metals -- Non Ferrous.....................................      9.4%
       4.  Broadcasting & Publishing.................................      8.6%
       5.  Multi-Industry............................................      7.2%
       6.  Metals -- Steel...........................................      6.6%
       7.  Real Estate...............................................      5.0%
       8.  Building Materials & Components...........................      4.8%
       9.  Beverages & Tobacco.......................................      4.6%
      10.  Forest Products & Paper...................................      3.5%

Appendix A hereto contains a complete list of the securities in the MSCI Australia Index as of July 31, 1995.

THE MSCI AUSTRIA INDEX


    On April 30, 1995, the MSCI Austria Index (with net dividends reinvested) (the "MSCI Austria") consisted of 20 stocks with an aggregate market capitalization of approximately ATS176.0 billion or US$18.1 billion. In percentage terms, the MSCI Austria represented approximately 58.9% of the total market capitalization of Austria.


    The ten largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented by such constituents were, in order:


       1.  Bank of Austria...........................................      24.51%
       2.  OMV AG....................................................      15.45%
       3.  Creditanstalt.............................................      14.45%
       4.  Verbund...................................................      11.25%
       5.  EA-Generali...............................................      10.76%
       6.  Wienerberger Baustoff.....................................       7.84%
       7.  Osterr Brau-Beteil........................................       2.54%
       8.  Austrian Airlines.........................................       2.02%
       9.  Lenzing...................................................       1.61%
      10.  Constantia Industrie......................................       1.60%


As of April 30, 1995, the largest five constituents together comprised approximately 76.42% of the market capitalization of the MSCI Austria; and the largest ten constituents comprised approximately 92.03% of the market capitalization of the MSCI.

    The ten most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby as of December 31, 1994 were:

       1.  Banking.....................................................       40.6%
       2.  Energy Sources..............................................       12.7%
       3.  Insurance...................................................       11.3%
       4.  Utilities -- Electrical & Gas...............................        9.9%
       5.  Building Materials & Components.............................        8.3%
       6.  Beverages and Tobacco.......................................        2.8%
       7.  Transportation -- Airlines..................................        2.7%
       8.  Construction & Housing......................................        2.4%
       9.  Metals -- Non Ferrous.......................................        2.0%
      10.  Chemicals...................................................        1.9%

Appendix A hereto contains a complete list of the securities in the MSCI Austria Index as of July 31, 1995.

THE MSCI BELGIUM INDEX


    On May 31, 1995, the MSCI Belgium Index (with net dividends reinvested) (the "MSCI Belgium") consisted of 20 stocks with an aggregate market capitalization of approximately BEF1,643.6 billion or US$57.9 billion. In percentage terms, the MSCI Belgium represented approximately 58.8% of the total market capitalization of Belgium.


    On May 31, 1995, the ten largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented by such constituents were, in order:

       1.  Electrabel................................................      20.4 %
       2.  Petrofina.................................................      12.45%
       3.  Generale Banque Groupe....................................       8.40%
       4.  Tractebel.................................................       8.87%
       5.  Solvay....................................................       8.21%
       6.  Fortis AG.................................................       6.78%
       7.  Kredietbank...............................................       6.26%
       8.  Groupe Bruxelles Lamber...................................       5.62%
       9.  Royale Belge..............................................       5.32%
      10.  Delhaize-Le Lioh..........................................       4.27%

    As of May 31, 1995, the largest five constituents together comprised approximately 58.33% of the market capitalization of the MSCI Belgium; the largest ten constituents comprised approximately 86.58% of the market capitalization of the MSCI Belgium and the largest 15 constituents comprised approximately 96.8% of the market capitalization of the MSCI Belgium.

    The ten most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby as of December 31, 1994 were:

       1.  Utilities -- Electric & Gas...............................      19.8 %
       2.  Multi-Industry............................................      14.0 %
       3.  Banking...................................................      13.95%
       4.  Energy Sources............................................      13.9 %
       5.  Insurance.................................................      11.2 %
       6.  Chemicals.................................................      10.5 %
       7.  Metals -- Non Ferrous.....................................       4.3 %
       8.  Merchandising.............................................       4.2 %
       9.  Building Materials & Components...........................       3.5 %
      10.  Industrial Components.....................................       3.2 %

Appendix A hereto contains a complete list of the securities in the MSCI Belgium Index as of July 31, 1995.

THE MSCI CANADA INDEX


    On April 30, 1995, the MSCI Canada Index (with net dividends reinvested) (the "MSCI Canada") consisted of 87 stocks with an aggregate market capitalization of approximately CAD244.7 billion or US$180.8 billion. In percentage terms, the MSCI Canada represented approximately 59.6% of the total market capitalization in Canada.

    The ten largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented by such constituents were, in order:

       1.  Seagram...................................................       5.57%
       2.  BCE Inc...................................................       5.45%
       3.  Northern Telecom..........................................       5.10%
       4.  Barrick Gold Corp.........................................       4.74%
       5.  Thomson Corp..............................................       4.42%
       6.  Royal Bank of Canada......................................       3.82%
       7.  Imperial Oil..............................................       3.81%
       8.  Alcan Aluminum............................................       3.52%
       9.  Placer Dome...............................................       3.14%
      10.  Bank of Montreal..........................................       3.00%

    As of April 30, 1995, the largest five constituents together comprised approximately 25.28% of the market capitalization of the MSCI Canada; the largest ten constituents comprised approximately 42.57% of the market capitalization of the MSCI Canada; and the largest 20 constituents comprised approximately 64.26% of the market capitalization of the MSCI Canada.

    The ten most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby as of December 31, 1994 were:

       1.  Banking.....................................................       12.8%
       2.  Energy Sources..............................................       10.9%
       3.  Metals -- Non-Ferrous.......................................       10.5%
       4.  Gold Mines..................................................        9.2%
       5.  Beverages & Tobacco.........................................        8.0%
       6.  Multi-Industry..............................................        6.8%
       7.  Telecommunications..........................................        6.7%
       8.  Broadcasting & Publishing...................................        6.5%
       9.  Utilities -- Electrical & Gas...............................        5.7%
      10.  Electrical & Electronics....................................        4.9%

Appendix A hereto contains a complete list of the securities in the MSCI Canada Index as of July 31, 1995.

THE MSCI FRANCE INDEX


    On March 31, 1995, the MSCI France Index (with net dividends reinvested) (the "MSCI France") consisted of 69 stocks with an aggregate market capitalization of approximately FRF1,437.6 billion or US$299.8 billion. In percentage terms, the MSCI France represented approximately 59.4% of the total market capitalization in France.


    The ten largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented by such constituents were, in order:

       1.  Elf Aquitaine.............................................       6.90%
       2.  LVMH (Moet Vuitton).......................................       5.70%
       3.  L'Oreal...................................................       5.46%
       4.  Total SA..................................................       4.53%
       5.  Alcatel Alsthom...........................................       4.43%
       6.  Carrefour.................................................       4.32%
       7.  Danone (Groupe)...........................................       3.96%
       8.  Generale Eaux (CIE).......................................       3.83%
       9.  Air Liquide...............................................       3.58%
      10.  Saint-Gobain..............................................       3.38%

    As of March 31, 1995, the largest five constituents together comprised approximately 27.02% of the market capitalization of the MSCI France; the largest ten constituents comprised approximately 46.09% of the market capitalization of the MSCI France; and the largest 20 constituents comprised approximately 70.59% of the market capitalization of MSCI France.

    The ten most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby as of December 31, 1994 were:

       1.  Banking.....................................................       13.2%
       2.  Energy Sources..............................................       11.9%
       3.  Merchandising...............................................        8.6%
       4.  Health & Personal Care......................................        6.8%
       5.  Beverages & Tobacco.........................................        6.4%
       6.  Business & Public Services..................................        6.0%
       7.  Electrical & Electronics....................................        6.0%
       8.  Chemicals...................................................        6.0%
       9.  Food & Household Products...................................        5.4%
      10.  Misc. Materials & Commodities...............................        4.6%

Appendix A hereto contains a complete list of the securities in the MSCI France Index as of July 31, 1995.

THE MSCI GERMANY INDEX


    On March 31, 1995, the MSCI Germany Index (with net dividends reinvested) (the "MSCI Germany") consisted of 67 stocks with an aggregate market capitalization of approximately DEM426.8 billion or US$311.8 billion. In percentage terms, the MSCI Germany represented approximately 59.9% of the total market capitalization in Germany.


    The ten largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented by such constituents were, in order:

       1.  Allianz Holding...........................................      11.60%
       2.  Siemens...................................................       8.50%
       3.  Daimler-Benz..............................................       7.48%
       4.  Deutsche Bank.............................................       7.20%
       5.  Veba......................................................       5.68%
       6.  Bayer.....................................................       5.33%
       7.  RWE.......................................................       5.20%
       8.  Munchener Ruck............................................       4.26%
       9.  Dresdner Bank.............................................       3.93%
      10.  BASF......................................................       3.83%

    As of March 31, 1995, the largest five constituents together comprised approximately 40.46% of the market capitalization of the MSCI Germany; the largest ten constituents comprised approximately 63.01% of the market capitalization of the MSCI Germany; and the largest 20 constituents comprised approximately 84.35% of the market capitalization of MSCI Germany.

    The ten most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby as of December 31, 1994 were:


     1.  Insurance.....................   17.6%
     2.  Banking.......................   15.6%
     3.  Automobiles...................   11.3%
     4.  Utilities -- Electrical &        10.2%
         Gas...........................
     5.  Chemicals.....................    9.1%
     6.  Electrical & Electronics......    7.8%
     7.  Machinery & Engineering.......    6.7%
     8.  Multi-Industry................    4.0%
     9.  Merchandising.................    2.9%
    10.  Health & Personal Care........    2.4%


Appendix A hereto contains a complete list of the securities in the MSCI Germany Index as of July 31, 1995.

THE MSCI HONG KONG INDEX


    On March 31, 1995, the MSCI Hong Kong Index (with net dividends reinvested) (the "MSCI Hong Kong") consisted of 38 stocks with an aggregate market capitalization of approximately HKD1,093.4 billion or US$141.4 billion. In percentage terms, the MSCI Hong Kong represented approximately 57.2% of the total market capitalization in Hong Kong.


    The ten largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented by such constituents were, in order:

     1.  Hong Kong Telecom.............  15.35%
     2.  Hutchison Whampoa.............  11.29%
     3.  Sun Hung Kai Properties.......  11.21%
     4.  Hang Seng Bank................   9.63%
     5.  Swire Pacific.................   7.66%
     6.  China Light & Power...........   6.83%
     7.  Cheung Kong...................   6.77%
     8.  Wharf (Holdings)..............   5.01%
     9.  Cathay Pacific Airways........   3.13%
    10.  New World Development.........   3.07%

    As of March 31, 1995, the largest five constituents together comprised approximately 55.14% of the market capitalization of the MSCI Hong Kong; the largest ten constituents comprised approximately 79.95% of the market capitalization of the MSCI Hong Kong; and the largest 20 constituents comprised approximately 93.87% of the market capitalization of MSCI Hong Kong.

    The ten most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby as of December 31, 1994 were:

     1.  Real Estate...................   31.9%
     2.  Multi-Industry................   18.2%
     3.  Telecommunications............   15.6%
     4.  Banking.......................   13.0%
     5.  Utilities -- Electrical &         8.7%
         Gas...........................
     6.  Leisure & Tourism.............    3.4%
     7.  Transportation -- Airlines....    3.1%
     8.  Broadcasting & Publishing.....    2.4%
     9.  Transportation -- Shipping....    0.8%
    10.  Merchandising.................    0.6%

Appendix A hereto contains a complete list of the securities in the MSCI Hong Kong Index as of July 31, 1995.

THE MSCI ITALY INDEX


    On April 30, 1995, the MSCI Italy Index (with net dividends reinvested) (the "MSCI Italy") consisted of 63 stocks with an aggregate market capitalization of approximately ITL180,616.6 billion or US$107.4 billion. In percentage terms, the MSCI Italy represented approximately 61.1% of the total market capitalization of Italy.


    The   ten  largest  constituents  of  the  MSCI  Italy  and  the  respective approximate percentages of the MSCI Italy represented by such constituents were, in order:

     1.  Telecom Italia................  19.42%
     2.  Assicurazioni Generali........  17.90%
     3.  Fiat..........................  16.32%
     4.  Montedison....................   4.02%
     5.  San Paolo de Torino...........   3.88%
     6.  Mediobanca....................   3.36%
     7.  RAS...........................   3.32%
     8.  Banca Comerciale..............   3.29%
     9.  Edison........................   2.49%
    10.  Credito Italiano..............   2.35%

    As of April 30, 1995, the largest five constituents together comprised approximately 61.54% of the market capitalization of the MSCI Italy; the largest ten constituents comprised approximately 76.35% of the market capitalization of the MSCI Italy; and the largest 20 constituents comprised approximately 88.38% of the market capitalization of MSCI Italy.

    The ten most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby as of December 31, 1994 were:

     1.  Insurance.....................   23.7%
     2.  Telecommunications............   19.6%
     3.  Banking.......................   16.2%
     4.  Automobiles...................   12.5%
     5.  Multi-Industry................    5.8%
     6.  Utilities -- Electrical &         4.5%
         Gas...........................
     7.  Industrial Components.........    2.5%
     8.  Textiles & Apparel............    2.5%
     9.  Merchandising.................    2.2%
    10.  Construction & Housing........    1.9%

Appendix A hereto contains a complete list of the securities constituting the MSCI Italy Index as of July 31, 1995.

THE MSCI JAPAN INDEX


    On March 31, 1995, the MSCI Japan Index (with net dividends reinvested) (the "MSCI Japan") consisted of 317 stocks with an aggregate market capitalization of approximately JPY181,348.8 billion or US$2,098.9 billion. In percentage terms, the MSCI Japan represented approximately 58.9% of the total market capitalization in Japan.


    The   ten  largest  constituents  of  the  MSCI  Japan  and  the  respective approximate percentages of the MSCI Japan represented by such constituents were, in order:

       1.  Toyota Motor Corp.........................................   3.65%
       2.  Sumitomo Bank.............................................   3.20%
       3.  Fuji Bank.................................................   2.96%
       4.  Industrial Bank of Japan..................................   2.92%
       5.  Dai-Ichi Kangyo Bank......................................   2.82%
       6.  Tokyo Electric Power Co...................................   2.01%
       7.  Sakura Bank...............................................   1.97%
       8.  Nomura Securities Co......................................   1.75%
       9.  Hitachi...................................................   1.65%
      10.  Matsushita Electric.......................................   1.62%

    As of March 31, 1995, the largest five constituents together comprised approximately 15.55% of the market capitalization of the MSCI Japan; the largest ten constituents comprised approximately 24.55% of the market capitalization of the MSCI Japan; and the largest 20 constituents comprised approximately 36.34% of the market capitalization of the MSCI Japan.

    The ten most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby as of December 31, 1994 were:

       1.  Banking...................................................   22.4%
       2.  Automobiles...............................................   10.8%
       3.  Merchandising.............................................    4.8%
       4.  Utilities -- Electrical & Gas.............................    4.5%
       5.  Appliances & Household Durables...........................    4.4%
       6.  Machinery & Engineering...................................    4.2%
       7.  Chemicals.................................................    4.2%
       8.  Financial Services........................................    3.7%
       9.  Construction & Housing....................................    3.7%
      10.  Health & Personal Care....................................    3.5%

Appendix A hereto contains a complete list of the securities constituting the MSCI Japan Index as of July 31, 1995.

THE MSCI MALAYSIA INDEX


    On July 31, 1995, the MSCI Malaysia Index (with net dividends reinvested) (the "MSCI Malaysia") consisted of 74 stocks with an aggregate market capitalization of approximately MYR295.8 billion or US$120.4 billion. In percentage terms, the MSCI Malaysia represented approximately 57.9% of the total market capitalization of Malaysia.

    The ten largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented by such constituents were, in order:

       1.  Telekom Malaysia..........................................  12.82%
       2.  Tenaga Nasional...........................................  10.57%
       3.  Malayan Banking...........................................  7 .90%
       4.  Resorts World.............................................   5.99%
       5.  Sime Darby................................................   5.04%
       6.  United Engineers (Malaysia)...............................   3.01%
       7.  Malaysian Airline System..................................   2.11%
       8.  AMMB Holdings.............................................   2.09%
       9.  DCB Holdings..............................................   1.97%
      10.  Magnum Corporation........................................   1.97%

    As of May 31, 1995, the largest five constituents together comprised approximately 42.32% of the market capitalization of the MSCI Malaysia; the largest ten constituents comprised approximately 53.47% of the market capitalization of the MSCI Malaysia and the largest 20 constituents comprised approximately 68.8% of the market capitalization of the MSCI Malaysia.

    The ten most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby as of December 31, 1994 were:

       1.  Telecommunications........................................   14.8%
       2.  Utilities -- Electrical & Gas.............................   11.4%
       3.  Banking...................................................   10.6%
       4.  Leisure & Tourism.........................................    9.5%
       5.  Multi-Industry............................................    8.6%
       6.  Miscellaneous Materials & Commodities.....................    6.9%
       7.  Automobiles...............................................    4.8%
       8.  Real Estate...............................................    4.1%
       9.  Machinery & Engineering...................................    3.6%
      10.  Financial Services........................................    3.4%

Appendix A hereto contains a complete list of the securities constituting the MSCI Malaysia Index as of July 31, 1995.


THE MSCI MEXICO (FREE) INDEX



    On July 31, 1995, the MSCI Mexico (Free) Index (with gross dividends reinvested) (the "MSCI Mexico (Free)") consisted of 36 stocks with an aggregate market capitalization of approximately MXN358.9 billion or US$58.7 billion. In percentage terms, the MSCI Mexico (Free) represented approximately 56.5% of the total market capitalization of Mexico.



    On May 31, 1995, the ten largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented by such constituents were, in order:


       1.  Telmex....................................................  31.24%
       2.  Cifra.....................................................   8.40%
       3.  Cemex.....................................................   6.91%
       4.  Grupo Mexico..............................................   6.28%
       5.  Grupo Televisa............................................   5.28%
       6.  Kimberly Clark Mexico.....................................   4.34%
       7.  Alfa......................................................   4.12%
       8.  Empresas Moderna..........................................   3.02%
       9.  Fomenta Economico Mex.....................................   2.64%
      10.  Bimbo.....................................................   2.45%

    As of May 31, 1995, the largest five constituents together comprised approximately 58.11% of the market capitalization of the MSCI Mexico (Free); the largest ten constituents comprised approximately 74.68% of the market capitalization of the MSCI Mexico (Free) and the largest 20 constituents comprised approximately 90.34% of the market capitalization of the MSCI Mexico
(Free).



    The ten most highly represented industry sectors in the MSCI Mexico (Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby as of May 31, 1995 were:


       1.  Telecommunications........................................  33.43%
       2.  Merchandising.............................................  10.70%
       3.  Building Materials........................................   9.53%
       4.  Metals -- Non Ferrous.....................................   9.31%
       5.  Beverages & Tobacco.......................................   6.74%
       6.  Multi-Industry............................................   6.42%
       7.  Broadcasting & Publishing.................................   5.65%
       8.  Health & Personal.........................................   4.65%
       9.  Food and Household........................................   2.84%
      10.  Miscellaneous Materials...................................   2.64%


Appendix A hereto contains a complete list of the securities constituting the MSCI Mexico (Free) Index as of July 31, 1995.


THE MSCI NETHERLANDS INDEX


    On April 30, 1995, the MSCI Netherlands Index (with net dividends reinvested) (the "MSCI Netherlands") consisted of 22 stocks with an aggregate market capitalization of approximately NLG291.7 billion or US$188.3 billion. In percentage terms, the MSCI Netherlands represented approximately 71.1% of the total market capitalization of the Netherlands.


    The ten largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented by such constituents were, in order:

       1.  Royal Dutch Petroleum.....................................  35.19%
       2.  Unilever NV...............................................  11.39%
       3.  Koninklijke PTT Nederland.................................   8.54%
       4.  Internationale Nederlanden Groep..........................   7.83%
       5.  Phillips Electronics......................................   6.87%
       6.  ABN Amro Holdings.........................................   6.21%
       7.  Akzo Nobel NV.............................................   4.38%
       8.  Elsevier NV...............................................   3.83%
       9.  Heineken NV...............................................   3.81%
      10.  Wolters Kluwer............................................   2.85%

    As of April 30, 1995, the largest five constituents together comprised approximately 69.82% of the market capitalization of the MSCI Netherlands; the largest ten constituents comprised approximately 90.90% of the market capitalization of the MSCI Netherlands; and the largest 20 constituents comprised approximately 99.39% of the market capitalization of MSCI Netherlands.

    The ten most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby as of December 31, 1994 were:

       1.  Energy Sources............................................   34.8%
       2.  Food & Household Products.................................   11.2%
       3.  Telecommunications........................................    9.3%
       4.  Financial Services........................................    7.9%
       5.  Broadcasting & Publishing.................................    7.0%
       6.  Banking...................................................    6.2%
       7.  Appliances & Household Durables...........................    5.9%
       8.  Chemicals.................................................    4.9%
       9.  Beverages & Tobacco.......................................    3.6%
      10.  Merchandising.............................................    1.9%

Appendix A hereto contains a complete list of the securities in the MSCI Netherlands as of July 31, 1995.

THE MSCI SINGAPORE (FREE) INDEX


    The MSCI Singapore (Free) Index (with net dividends reinvested) (the "MSCI Singapore (Free)") is a "free" index in that excludes companies and share classes that are not purchasable by foreigners. On April 30, 1995, the MSCI Singapore (Free) consisted of 32 stocks with an aggregate market capitalization of approximately SGD79.20 billion or US$56.8 billion. In percentage terms, the MSCI Singapore (Free) represented approximately 41.3% of the total market capitalization of Singapore.


    The ten largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented by such constituents were, in order:

       1.  Singapore Airlines........................................  12.96%
       2.  OCBC Bank.................................................  11.84%
       3.  United Overseas Bank......................................  10.59%
       4.  Development Bank of Singapore.............................   8.46%
       5.  City Developments.........................................   8.03%
       6.  Keppel Corp...............................................   7.11%
       7.  Singapore Press Holdings..................................   5.47%
       8.  Fraser & Neave............................................   4.58%
       9.  DBS Land..................................................   4.02%
      10.  Straits Steamship Land....................................   3.46%

    As of April 30, 1995, the largest five constituents together comprised approximately 51.88% of the market capitalization of the MSCI Singapore (Free); the largest ten constituents comprised approximately 76.52% of the market capitalization of the MSCI Singapore (Free); and the largest 20 constituents comprised approximately 92.77% of the market capitalization of the MSCI Singapore (Free).

    The  ten  most highly  represented industry  sectors  in the  MSCI Singapore
(Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby as of December 31, 1994 were:

       1.  Banking...................................................   30.1%
       2.  Real Estate...............................................   15.7%
       3.  Transportation -- Airlines................................   13.3%
       4.  Machinery & Engineering...................................    8.8%
       5.  Multi-Industry............................................    7.7%
       6.  Broadcasting & Publishing.................................    5.6%
       7.  Beverage & Tobacco........................................    4.3%
       8.  Automobiles...............................................    3.7%
       9.  Leisure & Tourism.........................................    3.6%
      10.  Transportation -- Shipping................................    2.0%

Appendix A hereto contains a complete list of the securities in the MSCI Singapore (Free) as of July 31, 1995.

THE MSCI SPAIN INDEX


    On April 30, 1995, the MSCI Spain Index (with net dividends reinvested) (the "MSCI Spain") consisted of 32 stocks with an aggregate market capitalization of approximately ESP9,739.4 billion or US$79.1 billion. In percentage terms, the MSCI Spain represented approximately 61.8% of the total market capitalization of Spain


    The   ten  largest  constituents  of  the  MSCI  Spain  and  the  respective approximate percentages of the MSCI Spain represented by such constituents were, in order:

       1.  Endesa....................................................  15.54%
       2.  Telefonica de Espana......................................  14.52%
       3.  Repsol....................................................  12.07%
       4.  Banco Bilbao Vizcaya......................................   7.74%
       5.  Iberdrola.................................................   7.69%
       6.  Banco Santander...........................................   7.37%
       7.  Corporacion Bancariade....................................   5.13%
       8.  Banco Central Hispanoamericano............................   4.73%
       9.  Gas Natural SGD...........................................   4.71%
      10.  Autopistas Cesa...........................................   2.37%

    As of April 30, 1995, the largest five constituents together comprised approximately 57.56% of the market capitalization of the MSCI Spain; the largest ten constituents comprised approximately 81.87% of the market capitalization of the MSCI Spain and the largest 20 constituents comprised approximately 94.83% of the market capitalization of MSCI Spain.

    The ten most highly represented industry sectors in the MSCI Spain and the approximate percentages of the MSCI Spain represented thereby as of December 31, 1994 were:

       1.  Utilities -- Electrical & Gas.............................   27.8%
       2.  Banking...................................................   27.2%
       3.  Telecommunications........................................   15.0%
       4.  Energy Sources............................................   11.0%
       5.  Construction & Housing....................................    3.1%
       6.  Business & Public Services................................    2.4%
       7.  Real Estate...............................................    2.2%
       8.  Beverages & Tobacco.......................................    1.6%
       9.  Building Materials & Components...........................    1.4%
      10.  Insurance.................................................    1.4%

Appendix A hereto contains a complete list of the securities in the MSCI Spain as of July 31, 1995.

THE MSCI SWEDEN INDEX


    On May 31, 1995, the MSCI Sweden Index (with net dividends reinvested) (the "MSCI Sweden") consisted of 28 stocks with an aggregate market capitalization of approximately SEK668.0 billion or US$94.8 billion. In percentage terms, the MSCI Sweden represented approximately 59.76% of the total market capitalization of Sweden.

    The ten largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented by such constituents were, in order:

       1.  Astra.....................................................  21.14%
       2.  Ericsson (LM).............................................  18.27%
       3.  Volvo.....................................................   9.59%
       4.  Asea......................................................   9.09%
       5.  Stora.....................................................   4.74%
       6.  SCA SV Cellulosa..........................................   4.13%
       7.  Electrolux................................................   3.98%
       8.  Svenska...................................................   3.91%
       9.  Skand. Enskilda...........................................   3.44%
      10.  Skanska...................................................   3.35%

    As of May 31, 1995, the largest five constituents together comprised approximately 62.83% of the market capitalization of the MSCI Sweden; the largest ten constituents comprised approximately 81.64% of the market capitalization of the MSCI Sweden.

    The ten most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby as of December 31, 1994 were:

       1.  Electrical & Electronics..................................   24.5%
       2.  Health & Personal Care....................................   20.8%
       3.  Automobiles...............................................   11.0%
       4.  Forest Products & Paper...................................    8.7%
       5.  Banking...................................................    7.9%
       6.  Appliances & Household Durables...........................    4.9%
       7.  Industrial Components.....................................    4.7%
       8.  Construction & Housing....................................    3.8%
       9.  Machinery & Engineering...................................    3.1%
      10.  Chemical..................................................    2.9%

Appendix A hereto contains a complete list of the securities in the MSCI Sweden as of July 31, 1995.

THE MSCI SWITZERLAND INDEX


    On April 30, 1995, the MSCI Switzerland Index (with net dividends reinvested) (the "MSCI Switzerland") consisted of 50 stocks with an aggregate market capitalization of approximately CHF279.5 billion or US$244.7 billion. In percentage terms, the MSCI Switzerland represented approximately 75.7% of the total market capitalization in Switzerland.


    The ten largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented by such constituents were, in order:

 1.        Roche Holding.............................................      23.73%
 2.        Nestle....................................................      15.42%
 3.        Sandoz Ltd................................................      10.15%
 4.        Union Bank of Switzerland.................................       9.84%
 5.        Ciba-Geigy................................................       7.91%
 6.        CS Holdings...............................................       5.72%
 7.        Swiss Bank Corp...........................................       5.13%
 8.        Swiss Reinsurance Co......................................       4.02%
 9.        Zuerich Versicherungs.....................................       3.97%
10.        BBC Brown Boueri..........................................       3.55%

    As of April 30, 1995, the largest five constituents together comprised approximately 67.05% of the market capitalization of the MSCI Switzerland; the largest ten constituents comprised approximately 89.44% of the market capitalization of the MSCI Switzerland; and the largest 20 constituents comprised approximately 98.76% of the market capitalization of the MSCI Switzerland.

    The ten most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby as of December 31, 1994 were:

 1.        Health & Personal Care....................................     30.6%
 2.        Banking...................................................     21.3%
 3.        Food & Household Products.................................     17.1%
 4.        Chemicals.................................................      8.2%
 5.        Insurance.................................................      8.0%
 6.        Electrical & Electronics..................................      3.5%
 7.        Building Materials & Components...........................      2.6%
 8.        Machinery & Engineering...................................      2.1%
 9.        Business & Public Services................................      1.9%
10.        Recreation, Other Consumer Goods..........................      1.6%

Appendix A hereto contains a complete list of the securities in the MSCI Switzerland as of July 31, 1995.

THE MSCI UK INDEX


    On March 31, 1995, the MSCI United Kingdom Index (with net dividends reinvested) (the "MSCI UK") consisted of 146 stocks with an aggregate market capitalization of approximately L478.1 billion or US$778.7 billion. In percentage terms, the MSCI UK represented approximately 63.1% of the aggregate capitalization of the United Kingdom markets.


    The ten largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented by such constituents were, in order:

 1.        British Telecom...........................................       5.07%
 2.        Glaxo Holdings............................................       5.03%
 3.        British Petroleum.........................................       4.94%
 4.        HSBC Holdings.............................................       3.76%
 5.        BAT Industries............................................       2.82%
 6.        British Gas...............................................       2.59%
 7.        Hanson....................................................       2.50%
 8.        BTR.......................................................       2.47%
 9.        Marks & Spencer...........................................       2.43%
10.        Barclays..................................................       2.12%

    As of March 31, 1995, the largest five constituents together comprised approximately 21.62% of the market capitalization of the MSCI UK; the largest ten constituents comprised approximately 33.73% of the market capitalization of the MSCI UK; and the largest 20 constituents comprised approximately 51.44% of the market capitalization of MSCI UK.

    The ten most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby as of December 31, 1994 were:

 1.        Multi-Industry..............................................       10.8%
 2.        Banking.....................................................        9.6%
 3.        Merchandising...............................................        9.3%
 4.        Health & Personal Care......................................        8.6%
 5.        Telecommunications..........................................        8.2%
 6.        Utilities -- Electrical & Gas...............................        7.1%
 7.        Energy Sources..............................................        5.8%
 8.        Food & Household Products...................................        4.2%
 9.        Business & Public Services..................................        3.9%
10.        Insurance...................................................        3.9%

Appendix A hereto contains a complete list of the securities in the MSCI UK as of July 31, 1995.


REGIONAL INDEX REPLICATIONS



    The MSCI single-country indices effectively serve as components of various MSCI regional and international (i.e., multi-country) indices. For example the MSCI EAFE Index -- covering European, Australasian and the Far Eastern markets -- is comprised of a weighted allocation of the MSCI indices for Japan (40.7%), the United Kingdom (16.8%), Germany (6.9%), France (6.3%), Switzerland (6.0%), Netherlands (4.0%), Hong Kong (3.1%), Singapore (1.5%), Belgium (1.1%), Malaysia (2.2%), Australia (2.7%), Spain (1.8%), Italy (2.1%), Sweden (2.1%), Denmark
(0.8%),  Finland (0.6%), Norway  (0.5%), New Zealand  (0.4%), Austria (0.3%) and
Ireland (0.3%). The weightings shown parenthetically are based on the EAFE Index as of November 30, 1995.



    Investors may purchase WEBS of different Index Series of the Fund in various proportions for the purpose of achieving regional or international market exposure approximating that of certain of the MSCI regional and international indices. For example, assuming the estimated values per Creation Unit listed in the Fund's prospectus under the heading "Creation Units", an investor might approximate the representation and weighting of the MSCI EAFE Index by investing in the numbers of Creation Units specified for the following 14 Index Series, in order to achieve the basket weightings listed below:



                              NUMBER OF     % OF VALUE OF
       INDEX SERIES         CREATION UNITS     BASKET
--------------------------  --------------  -------------
Japan                               5              42.2
United Kingdom                     11              18.9
Germany                             3               7.4
France                              4               6.0
Switzerland                         3               5.4
Netherlands                         6               4.5
Hong Kong                           3               3.1
Singapore (Free)                    3               3.1
Belgium                             4               2.0
Malaysia                            2               1.9
Australia                           2               1.9
Spain                               2               1.9
Italy                               1               1.0
Sweden                              1               0.7



    The total cost of the above basket of Creation Units of WEBS, again using the estimated values per Creation Unit in the Prospectus, would be $99,751,000. It should be noted that the WEBS basket set forth above does not include representation of six countries included in the MSCI EAFE Index, representing 3.0% of the value of such index on November 30, 1995.

                          EXCHANGE LISTING AND TRADING

    Application is being made to list the WEBS of each Index Series for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of WEBS. The non-redeemable WEBS are expected to trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Index Series will continue to be met. The AMEX may remove the WEBS of an Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Series of WEBS, there are fewer than 50 beneficial holders of the WEBS for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Index Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Fund.


    The size of Creation Units for each Index Series and the related number of WEBS per Creation Unit is designed to provide an initial net asset value per WEBS, depending on the Index Series, of between $10 and $20. Because of the range of initial net asset values, it is expected that initial trading of WEBS of the various Index Series on the AMEX will commence at market prices also within this range. The Adviser anticipates that the movements in the price of WEBS will track with the value of the respective MSCI Index. As in the case of other stocks traded on the AMEX, the brokers commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which are anticipated to range between $.015 to $.12 per share for institutions and high net worth individuals.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND


    The Board of Directors of the Fund has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. The Board of Directors currently consists of one Director.


[Election of officers; addresses, principal occupations, present positions, affiliations with Adviser and Administrator; ownership of shares; interested persons as defined in the 1940 Act.]

                                                                                   PRINCIPAL OCCUPATIONS
          NAME AND ADDRESS                   POSITION WITH THE FUND                DURING PAST FIVE YEARS
------------------------------------  ------------------------------------  ------------------------------------


REMUNERATION OF DIRECTORS AND OFFICERS



    The following table sets forth the remuneration of Directors and officers of the Fund.



                                                      PENSION OR
                                                      RETIREMENT                        TOTAL COMPENSATION FROM
                                                   BENEFITS ACCRUED   ESTIMATED ANNUAL    REGISTRANT AND FUND
    NAME OF PERSON,      AGGREGATE COMPENSATION    AS PART OF FUND     BENEFITS UPON        COMPLEX PAID TO
       POSITION              FROM REGISTRANT           EXPENSES          RETIREMENT            DIRECTORS
-----------------------  -----------------------  ------------------  ----------------  -----------------------
               ,         $               per                                            $               per
Director [and            annum $         per                                            annum $         per
[President] [Chairman    Directors' meeting                                             Director's meeting
of the Board]]           attended                        NONE               NONE        attended
               ,         $               per                                            $               per
Director                 annum $         per                                            annum $         per
                         Directors' meeting                                             Director's meeting
                         attended                        NONE               NONE        attended
               ,         $               per                                            $               per
Director                 annum $         per                                            annum $         per
                         Directors' meeting                                             Director's meeting
                         attended                        NONE               NONE        attended
               ,         $               per                                            $               per
Director                 annum $         per                                            annum $         per
                         Directors' meeting                                             Director's meeting
                         attended                        NONE               NONE        attended
               ,         $               per                                            $               per
Director                 annum $         per                                            annum $         per
                         Directors' meeting                                             Director's meeting
                         attended                        NONE               NONE        attended
               ,
[President]              NONE                            NONE               NONE        NONE
               ,
[Treasurer]              NONE                            NONE               NONE        NONE
               ,
[Secretary]              NONE                            NONE               NONE        NONE


CERTAIN AFFILIATED RELATIONSHIPS

    [Disclose, as necessary, affiliations of officers/directors with service providers.]

                        INVESTMENT ADVISORY, MANAGEMENT,
                    ADMINISTRATIVE AND DISTRIBUTION SERVICES

    The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Management of the Fund".

THE INVESTMENT ADVISER

    Wells Fargo Nikko Investment Advisors (the "Adviser") will act as investment adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, will be responsible for the investment management of each Index Series. The Adviser is a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a wholly owned subsidiary of The Nikko Securities Co., Ltd., and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser is responsible for managing or providing investment advice for assets aggregating in excess of $180 billion as of June 30, 1995.

    The Adviser serves as investment adviser to each Index Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each Index Series, will manage the investment of each Index Series' assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser will be responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Index Series. For its investment management services to each Index Series the Adviser will be paid management fees equal to: .50% per annum of the aggregate net assets of the Index Series up to aggregate net assets of $10 million, plus .30% per annum of the aggregate net assets of the Index Series in excess of $10 million up to $25 million, plus .20% per annum of the aggregate net assets of the Index Series in excess of $25 million up to $50 million, plus .05% of the aggregate net assets of the Index Series in excess of $50 million. The Management Agreement will continue in
effect until              , and thereafter will be subject to annual approval by
(1) the Fund's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


THE ADMINISTRATOR


    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp. (the "Administrator") will act as administration and accounting agent of the Fund pursuant to an Administration and Accounting Services Agreement with the Fund and will be responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Morgan Stanley Trust Company in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. PFPC, as Administrator, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, DE 19809.



    For the administrative and fund accounting services PFPC provides to the Fund, PFPC will be paid aggregate fees equal to each Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion. PFPC may from time to time waive all or a portion of its fees.


THE DISTRIBUTOR


    Funds Distributor, Inc. (the "Distributor") is the principal underwriter and distributor of WEBS. Its address is One Exchange Place, 10th Floor, Boston, MA 02109, and investor information can be obtained by calling 1-800-xxx-xxxx. The Distributor has entered into an agreement with the Fund which will continue
until                     ,  and which  is  renewable annually  thereafter  (the
"Distribution Agreement"), pursuant to which it will distribute Fund shares. WEBS will be continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units will not be distributed by the Distributor. The Distributor will also act as agent for the Fund. The Distributor will deliver a prospectus to persons purchasing WEBS in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.



    To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Fund's Plan for each Index Series, the Distributor will be entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Index Series at the annual rate of up to .25% of the average daily net assets of such Index Series. From time to time the Distributor may waive all or a portion of these fees.



    The Plan is designed to enable the Distributor to be compensated by the Fund for distribution services provided by it with respect to each Index Series. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.



    Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Series of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any Index Series of the Fund, by a vote of a majority of the outstanding voting securities of such Index Series of the Fund (as such vote is defined in the Investment Company
Act). If a Plan is terminated (or not renewed) with respect to any one or more Index Series of the Fund, it may continue in effect with respect to any Index Series of the Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board of Directors periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.



    The Distribution Agreement will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Fund (as defined under the 1940
Act) or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Series, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


THE CUSTODIAN AND LENDING AGENT


    Morgan Stanley Trust Company serves as the Custodian for the cash and portfolio securities of each Index Series of the Fund pursuant to a Custodian Agreement between Morgan Stanley Trust Company and the Fund. MSTC also serves as Lending Agent of the portfolio securities of each Index Series. As Lending Agent, MSTC will cause the delivery of loaned securities from the Fund to borrowers, arrange for the return of loaned securities to the Fund at the termination of the loans, request deposit of collateral, monitor daily the value of the loaned securities and collateral, request that borrowers add to the collateral when required by the loan agreements, and provide recordkeeping and accounting services necessary for the operation of the program. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York.



    For its custody services to each Index Series, MSTC will be paid per annum fees based on the aggregate net assets of the Index Series as follows: Australia Index Series (.10%); Austria Index Series (.10%); Belgium Index Series (.10%); Canada Index Series (.07%); France Index Series (.10%); Germany Index Series (.10%); Hong Kong Index Series (.12%); Italy Index Series (.09%); Japan Index Series (.06%); Malaysia Index Series (.12%); Mexico (Free) Index Series (.25%); Netherlands Index

Series (.10%); Singapore (Free) Index Series (.10%); Spain Index Series (.10%); Sweden Index Series (.10%); Switzerland Index Series (.10%); and United Kingdom Index Series (.07%). As remuneration for its services in connection with lending portfolio securities of the Index Series, MSTC will be paid by the Fund, in respect of each Index Series, 50% of the net investment income earned on the collateral for securities loaned.



TRANSFER AGENT



    PNC (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Fund. PNC, as Transfer Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, PA 19110.


ADDITIONAL EXPENSES


    In addition to the fees described above, the Fund will be responsible for the payment of expenses that will include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, license fees, brokerage costs and litigation and extraordinary expenses. For the use of the relevant MSCI index, each Index Series will pay a license fee to Morgan Stanley & Co. Incorporated equal to .02% per annum of the aggregate net assets of the Index Series.


                             BROKERAGE TRANSACTIONS

    When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

    Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to an Index Series, to reduce expenses of the Index Series.

    The Adviser will assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Series is expected to be under 50%. See "Investment Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

    DTC will act as securities depositary for the WEBS. WEBS will be represented by global securities, which will be registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for WEBS.


    DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.


    Beneficial ownership of WEBS will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS.

    Beneficial Owners of WEBS will not be entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of WEBS, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding WEBS, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Fund recognizes DTC or its nominee as the owner of all WEBS for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the WEBS holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding WEBS, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

    WEBS distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. The Fund expects that DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. The Fund also expects that payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Fund will have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such WEBS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

    DTC may determine to discontinue providing its service with respect to WEBS at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of WEBS, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which WEBS may be listed).


                PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS".


GENERAL



    The Fund will issue and sell WEBS only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The value of a Creation Unit will vary from one Index Series to another, and is expected to range initially from approximately $250,000 to $10,000,000.


    A "Business Day" with respect to each Index Series is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such Index Series are open for business. As of the date of this Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Series are set forth in Appendix B to this Statement of Additional Information.


PORTFOLIO DEPOSIT



    The consideration for purchase of a Creation Unit of WEBS of an Index Series generally will be the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Series' benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit", which represents the minimum initial and subsequent investment amount for shares of any Index Series of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" will enable the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Fund for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Series and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Fund (the sum of (i) and
(ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.


    The Adviser will make available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Series. Such Portfolio Deposit will be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of WEBS of a given Index Series until such time as the next-announced Portfolio Deposit composition is made available.



    The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Series will change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Index Series. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash
Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Series, or resulting from stock splits and other corporate actions.



    In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also will make available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding WEBS of each Index Series, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.



ROLE OF THE AUTHORIZED PARTICIPANT



    Creation Units of WEBS may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of WEBS an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund does not expect to enter into an Authorized Participant
Agreement with more than a small number of DTC Participants that have international capabilities. A list of the Authorized DTC Participants may be obtained from the Distributor.



PURCHASE ORDER



    To initiate an order for a Creation Unit of WEBS, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase WEBS not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Series, the Custodian shall cause the subcustodian of the Index Series to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Fund.



    DEPOSIT SECURITIES MUST BE DELIVERED TO AN ACCOUNT MAINTAINED AT THE APPLICABLE LOCAL SUBCUSTODIAN.



    Following the notice of intention, an irrevocable order to purchase Creations Units, in the form required by the Fund, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should afford sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.



    The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.



    Investors should be aware that an Authorized Participant may require orders for purchases of WEBS placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.



ACCEPTANCE OF PURCHASE ORDER



    Subject to the conditions that (I) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (II) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

    Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance, against receipt of payment, of a Creation Unit of WEBS of the Index Series at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.



    The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Series if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Series; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Series; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.



ISSUANCE OF A CREATION UNIT



    A Creation Unit of WEBS of an Index Series will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of WEBS.



    The Authorized Participant Agreement provides that in the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of WEBS because certain Deposit Securities are missing, the Fund may, in its sole discretion, issue the Creation Unit of WEBS notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to 105% of the value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.



    All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.



CASH PURCHASE METHOD



    When cash purchases of Creation Units of WEBS are available or specified for an Index Series, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described below.

PURCHASE TRANSACTION FEE



    A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transfer and other transaction costs of an Index Series. THE PURCHASE TRANSACTION FEE FOR IN-KIND AND CASH PURCHASES AND THE ADDITIONAL VARIABLE CHARGE FOR CASH PURCHASES (WHEN CASH PURCHASES ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES". Where the Fund permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment.
Purchasers of WEBS in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. See "Summary of Fund Expenses" in the Prospectus.



EXAMPLE



    A hypothetical example of the costs of creating a Creation Unit of WEBS of the Japan Index Series is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y101.5 per US$1.



                                                           UNIT CREATION    UNIT CREATION    DAILY NAV
                                                            CALCULATION      CALCULATION    CALCULATION
                                                          ----------------  -------------  -------------
Execution...............................................      Y856,438,324  $   8,437,816  $   8,437,816
Commissions.............................................           856,438          8,438            N/A
Stamp Taxes.............................................                 0              0            N/A
Risk Premium............................................                 0              0            N/A
Accued Income...........................................         2,911,890         28,689         28,689
Creation Charge.........................................           812,000          8,000            N/A
WEBS Unit Value.........................................       861,018,652      8,482,943      8,466,505
Per WEBS................................................                            16.97          16.93
Shares..................................................           500,000



    See "Management of the Fund", in the Prospectus, and "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for WEBS.



                      REDEMPTION OF WEBS IN CREATION UNITS


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "REDEMPTION OF WEBS IN CREATION UNITS".

    WEBS may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. THE FUND WILL NOT REDEEM WEBS IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell WEBS in the secondary market, but must accumulate enough WEBS to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. See "Investment Considerations and Risks" in the Prospectus.

    With respect to each Index Series, the Adviser will make available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemptions requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Series, the redemption proceeds for a Creation Unit generally will consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below will be deducted from such redemption proceeds.


    A redemption transaction fee payable to the Fund is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Series. THE REDEMPTION TRANSACTION FEE FOR REDEMPTIONS IN KIND AND FOR CASH AND THE ADDITIONAL VARIABLE CHARGE FOR CASH REDEMPTIONS (WHEN CASH REDEMPTIONS ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES". Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


    Redemption requests in respect of Creation Units of any Index Series must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

    The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should afford sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the WEBS to the Fund's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

    A redemption request will be considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by 4:00 p.m. New York time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor by 4:00 p.m. New York time on such day. If the Transfer Agent does not receive the investor's WEBS through DTC facilities by 4:00 pm on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the WEBS.

    Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's WEBS for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds WEBS, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only".

    IN CONNECTION WITH TAKING DELIVERY OF SHARES OF DEPOSIT SECURITIES UPON REDEMPTION OF WEBS, A REDEEMING BENEFICIAL OWNER OR AUTHORIZED PARTICIPANT ACTING ON BEHALF OF SUCH BENEFICIAL OWNER MUST

MAINTAIN APPROPRIATE SECURITIES BROKER-DEALER, BANK OR OTHER CUSTODY ARRANGEMENTS IN EACH JURISDICTION IN WHICH ANY OF THE PORTFOLIO SECURITIES ARE CUSTOMARILY TRADED, TO WHICH ACCOUNT SUCH PORTFOLIO SECURITIES WILL BE DELIVERED.


    In those countries with customary settlement cycles of T+5 business days or shorter, deliveries of redemption proceeds by the Index Series relating to those countries generally will be made within seven days. Due to the schedule of holidays in such countries, however, the delivery of in-kind redemption proceeds may take longer than seven calendar days after the day on which the redemption request is received in proper form. Also, in countries with customary settlement cycles in excess of T+5 business days, the delivery of in-kind redemption proceeds may take longer than seven calendar days in every instance. For each country relating to an Index Series, Appendix C hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. PURSUANT TO AN ORDER OF THE SECURITIES AND EXCHANGE COMMISSION, IN RESPECT OF EACH INDEX SERIES, THE FUND WILL MAKE DELIVERY OF IN-KIND REDEMPTION PROCEEDS WITHIN THE NUMBER OF DAYS STATED IN APPENDIX C TO BE THE MAXIMUM NUMBER OF DAYS NECESSARY TO DELIVER REDEMPTION PROCEEDS.



    If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of WEBS of the relevant Index Series next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.


    In the event that cash redemptions are permitted or required by the Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (but in any event within seven calendar days thereafter).


    Because the Portfolio Securities of an Index Series may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Series, stockholders may not be able to redeem their shares of such Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such Index Series could be significantly affected by events in the relevant foreign markets.


    The right of redemption may be suspended or the date of payment postponed with respect to any Index Series (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Series' portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the Securities and Exchange Commission.

                          DETERMINING NET ASSET VALUE

    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value".

    Net asset value per share for each Index Series of the Fund is computed by dividing the value of the net assets of such Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.


    In computing an Index Series' net asset value, the Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. The values of portfolio securities are converted into US dollars at the relevant foreign exchange rate for each Index Series in effect as of the time that the foreign-currency values of the securities are determined.


                          DIVIDENDS AND DISTRIBUTIONS

    The following information supplements and should be read in conjunction with
the   section  in   the  Prospectus   entitled  "Dividends   and  Capital  Gains
Distributions".


    Dividends from net investment income will be declared and paid at least annually by each Index Series. Distributions of net realized securities gains, if any, generally will be declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Act.


    Dividends and other distributions on WEBS will be distributed, as described below, on a pro rata basis to Beneficial Owners of such WEBS. Dividend payments will be made through the Depository and the Authorized Participants to Beneficial Owners then of record with proceeds received from the Fund.


    The Fund will make additional distributions to the minimum extent  necessary
(i) to distribute the entire annual investment company taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Index Series as a RIC or to avoid imposition of income or excise taxes on undistributed income.


                                     TAXES

    The following information supplements and should be read in conjunction with
the  sections  in   the  Prospectus  entitled   "Dividends  and  Capital   Gains
Distributions" and "Tax Matters".


    The Fund on behalf of each Index Series has the right to reject an order for a purchase of WEBS if the purchaser (or group of purchasers) would, upon obtaining the WEBS so ordered, own 80% or more of the outstanding WEBS of a given Index Series and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Series would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of WEBS in Creation Units". A person other than a tax-exempt entity who exchanges securities for Creation Units of WEBS generally will recognize gain or loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid.

    Each Index Series intends to qualify for and to elect treatment as a separate "regulated investment company" under Subchapter M of the Internal
Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(4)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies); and (3) the company must derive less than 30 percent of its annual gross income from the sale or other disposition, after a holding period of less than three months, of (i) stock or securities, (ii) options, futures or forward contracts on stock or securities (other than options, futures or forward contracts on foreign currencies) or (iii) foreign currencies (including options, futures and forward contracts on foreign currencies) not directly related to the company's principal business of investing in stock, securities or foreign currencies.


    Each Index Series may be subject to foreign income taxes withheld at source. Each Index Series will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Series, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Index Series' foreign source gross income, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Series' foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, the portion of the Index Series' dividends and distributions attributable to its foreign source income will be treated as foreign source income to the investor; the Index Series' gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Series will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Series' foreign income taxes.

    An Index Series will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Series intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.


    The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                     CAPITAL STOCK AND SHAREHOLDER REPORTS


    The Fund currently is comprised of seventeen series of shares of common stock, par value $.001 per share, referred to herein as WEBS: the Australia Index Series, the Austria Index Series, the Belgium Index Series, the Canada Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the Malaysia Index Series, the Mexico (Free) Index Series, the Netherlands Index Series, the Singapore (Free) Index Series, the Spain Index Series, the Sweden Index Series, the Switzerland Index Series, and the United Kingdom Index Series. Each Index Series has been issued a separate class of capital stock. The Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.



    Each WEBS issued by the Fund will have a pro rata interest in the assets of the corresponding Index Series. The Fund is currently authorized to issue 2 billion shares of common stock. The following number of shares is currently authorized for each Index Series: the Australia Index Series, 75 million shares; the Austria Index Series, 75 million shares; the Belgium Index Series, 40 million shares; the Canada Index Series, 100 million shares; the France Index
Series, 100 million shares; the Germany Index Series, 150 million shares; the Hong Kong Index Series, 75 million shares; the Italy Index Series, 75 million shares; the Japan Index Series, 500 million shares; the Malaysia Index Series, 75 million shares; the Mexico (Free) Index Series, 75 million shares; the Netherlands Index Series, 50 million shares, the Singapore (Free) Index Series, 75 million shares; the Spain Index Series, 75 million shares; the Sweden Index Series, 50 million shares; the Switzerland Index Series, 125 million shares; and the United Kingdom Index Series, 100 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Series, and in the net distributable assets of such Index Series on liquidation. Shareholders are entitled to require the Fund to redeem Creation Units of their shares.


    Each WEBS has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Series it will be voted on only by that Index Series and if a matter affects a particular Index Series differently from other Index Series, that Index Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of Index Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.


    The Fund expects that, immediately prior to the commencement of trading of the WEBS, each Index Series will have one stockholder, Funds Distributor, Inc., who will hold more than 5% of the outstanding shares of each Index Series in Creation Units. The Fund cannot predict the length of time that such person will remain a control person of each Index Series.



    The Fund will issue through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants approved by the Fund's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also will receive annually notification as to the tax status of the Fund's distributions.



    Stockholder inquiries may be made by writing to the Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS


    Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Fund and have passed upon the validity of the Fund shares.



    Ernst  & Young, LLP,                             , serves as the independent
accountants of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                           [To be completed by amendment]

                      STATEMENT OF ASSETS AND LIABILITIES

FOREIGN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
           , 1995

                         AUSTRALIA     AUSTRIA      BELGIUM      CANADA      FRANCE      GERMANY    HONG KONG    ITALY      JAPAN
                           INDEX        INDEX        INDEX        INDEX       INDEX       INDEX       INDEX      INDEX      INDEX
                          SERIES       SERIES       SERIES       SERIES      SERIES      SERIES      SERIES     SERIES     SERIES
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Assets
  Cash................
  Deferred organiza-
   tion expenses......
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Total Assets..........
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Liabilities
  Organization ex-
   penses payable.....
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Total Liabilities.....
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Net Assets............
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Shares outstanding
 ($.001 par value)....
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Net Asset Value per
 share................
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Composition of net as-
 sets
  Capital stock.......
  Paid-in capital.....
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
Net Assets,          ,
 1995.................
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------
                        -----------  -----------  -----------  -----------  ---------  -----------  ---------  ---------  ---------

                                       MEXICO                     SINGAPORE                                            UNITED

                         MALAYSIA      (FREE)                      (FREE)       SPAIN      SWEDEN                      KINGDOM

                           INDEX        INDEX      NETHERLANDS      INDEX       INDEX       INDEX      SWITZERLAND      INDEX

                          SERIES       SERIES     INDEX SERIES     SERIES      SERIES      SERIES     INDEX SERIES     SERIES

                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Assets
  Cash................
  Deferred organiza-
   tion expenses......
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Total Assets..........
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Liabilities
  Organization ex-
   penses payable.....
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Total Liabilities.....
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Net Assets............
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Shares outstanding
 ($.001 par value)....
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Net Asset Value per
 share................
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Composition of net as-
 sets
  Capital stock.......
  Paid-in capital.....
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

Net Assets,          ,
 1995.................
                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------

                        -----------  -----------  -------------  -----------  ---------  -----------  -------------  -----------



See Notes to financial statements.

                               FOREIGN FUND, INC.
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                                          , 1995


1.  GENERAL

    Foreign Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a management investment company. The Fund currently has seventeen common stock series: the Australia Index Series; the Austria Index Series; the Belgium Index Series; the Canada Index Series; the France Index Series; the Germany Index Series; the Hong Kong Index Series; the Italy Index Series; the Japan Index Series; the Malaysia Index Series; the Mexico (Free) Index Series; the Netherlands Index Series; the Singapore (Free) Index Series; the Spain Index Series; the Sweden Index Series; the Switzerland Index Series; and the United Kingdom Index Series (each, an "Index Series").



    Wells Fargo Nikko Investment Advisors serves as investment adviser (the "Adviser") to the
Fund. Funds Distributor, Inc. is the Distributor of the WEBS. PFPC Inc. serves as Administrator to the Fund.



    The Index Series have had no operations other than the sale of the following
Index Series shares to             for the noted amounts: Australia Index Series
(      shares for proceeds of  $     ); Austria Index  Series (     ) shares for
proceeds of $       );  Belgium Index  Series (       ) shares  for proceeds  of
$      );  Canada Index Series (      ) shares  for proceeds of $      ); France
Index Series (     shares for proceeds of $      ); Germany Index Series (
shares for proceeds of $ ); Hong Kong Index Series ( shares for proceeds of $ ); Italy Index Series ( shares for proceeds of $ ); Japan Index Series ( shares for proceeds of $ ); Malaysia Index Series ( shares for proceeds of $ ); Mexico (Free) Index Series ( shares for proceeds of
$      );  Netherlands Index  Series (       shares for  proceeds of  $       );
Singapore (Free) Index Series ( shares for proceeds of $ ); Spain Index Series ( shares for proceeds of $ ); Sweden Index Series ( shares for proceeds of $ ); Switzerland Index Series ( shares for proceeds of
$     ); and United Kingdom Index Series (     shares for proceeds of $     ).



    The costs of  organizing the Fund  and registering its  shares will be  paid
initially by             and reimbursed by the Fund. These costs in turn will be
allocated to each Index Series by the Fund's Board based on the expected net assets of each Index Series. Such organization costs have been deferred and will be amortized ratably on the straightline method over a period of sixty months from the commencement of operations of the Index Series. If any of the shares initially issued to Funds Distributor, Inc. are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.


2.  AGREEMENTS

    The Fund has an Investment Management Agreement (the "Management Agreement") with the Adviser. As investment adviser, the Adviser manages the investments of each of the Index Series. For its services to each Index Series, the Adviser is entitled to receive fees equal to: .50% per annum of the aggregate net assets of the Index Series up to aggregate net assets of $10 million, plus .30% per annum of the aggregate net assets of the Index Series in excess of $10 million up to $25 million, plus .20% per annum of the aggregate net assets of the Index Series in excess of $25 million up to $50 million, plus .05% per annum of the aggregate net assets of the Index Series in excess of $50 million.



    The Fund has an Administration and Accounting Services Agreement with PFPC Inc. Under the Administration and Accounting Services Agreement, PFPC Inc. assists in supervising the operations of the Index Series. For its administrative services and fund accounting services, PFPC Inc. will be paid aggregate fees equal to each Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion. From time to time PFPC may waive all or a portion of the fees.



    Each Index Series of the Fund has a distribution plan, pursuant to Rule 12b-1 Plan under the 1940 Act ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each Index Series. The fees to be paid to the Distributor under Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Series at an annual rate to .25% of the average daily net assets of such Index Series. From time to time the Distributor may waive all or a portion of the fees.


3.  CAPITAL SHARES

    The Fund is currently authorized to issue 2 billion shares of common stock. The Board has created seventeen Index Series of stock and allocated the following number of shares to each Index Series: Australia Index Series (75 million shares); Austria Index Series (75 million shares); Belgium Index Series (40 million shares); Canada Index Series (100 million shares); France Index Series (100 million shares); Germany Index Series (150 million shares); Hong Kong Index Series (75 million shares); Italy Index Series (75 million shares); Japan Index Series (500 million shares); Malaysia Index Series (75 million shares); Mexico (Free) Index Series (75 million shares); Netherlands Index Series (50 million shares); Singapore (Free) Index Series (75 million shares); Spain Index Series (50 million shares); Sweden Index Series (50 million shares); Switzerland Index Series (125 million shares); and United Kingdom Index Series (100 million shares). Shares of each Index Series are offered at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash. Redemptions of the shares of the Index Series are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee.

                                                                    APPENDIX A-1

                    MSCI AUSTRALIA INDEX AS OF JULY 31, 1995

                                                                      INDEX MARKET
                                                                     CAPITALIZATION     WEIGHT IN
                                                                      (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)             (%)
------------------------------------------  ----------------------  ----------------  -------------
BROKEN HILL PROP CO                                 Energy               27683.74           20.36
NEWS CORP PLVO                                     Services              16435.67            3.63
NEW CORP                                              '                    '                 8.46
NATIONAL AUSTRALIA BANK                            Finance               11459.88            8.43
CRA                                               Materials               9257.57            6.81
WESTERN MINING CORP HLD                           Materials               7200.84            5.30
WESTPAC BANKING                                    Finance                6811.74            5.01
AMCOR                                             Materials               4887.13            3.59
COCA-COLA AMATIL                                Consumer Goods            3291.42            2.42
COLES MYER                                         Services               3271.66            2.41
CSR                                             Multi-Industry            3232.46            2.38
LEND LEASE                                         Finance                3052.38            2.25
FOSTERS BREWING GROUP                           Consumer Goods            3019.28            2.22
BORAL                                             Materials               2913.30            2.14
PACIFIC DUNLOP                                  Multi-Industry            2541.70            1.87
ICI AUSTRALIA                                     Materials               2291.23            1.69
MIM HOLDINGS                                      Materials               2283.81            1.68
PIONEER INTERNATIONAL                             Materials               2246.88            1.65
BRAMBLES INDUSTRIES                                Services               2184.60            1.61
NORTH                                             Materials               1853.76            1.36
WESTFIELD TRUST                                    Finance                1769.04            1.30
SANTOS                                              Energy                1414.03            1.04
SOUTHCORP HOLDINGS                              Multi-Industry            1222.61            0.90
GENERAL PROPERTY TRUST                             Finance                1137.80            0.84
NEWCREST MINING                                   Gold Mines              1077.97            0.79
GOODMAN FIELDER                                 Consumer Goods            1000.32            0.74
BURNS, PHILP & CO.                                 Services                982.78            0.72
SMITH (HOWARD)                                  Multi-Industry             862.44            0.63
GOLD MINES OF KALGOORIN                           Gold Mines               861.17            0.63
RENISON GOLDFIELDS CONS                           Materials                761.61            0.56
EMAIL                                           Consumer Goods             750.70            0.55
TNT                                                Services                748.54            0.55
STOCKLAND TRUST                                    Finance                 731.28            0.54
QCT RESOURCES                                       Energy                 706.61            0.52
TUBEMAKERS OF AUSTRALIA                       Capital Equipment            691.70            0.51
AUSTRALIAN NATIONAL IND                         Multi-Industry             679.72            0.50
HARDIE (JAMES) IND                                Materials                670.18            0.49
AMPOLEX                                             Energy                 655.91            0.48
SCHRODERS PROPERTY FUND                            Finance                 582.01            0.43
CALTEX AUSTRALIA                                    Energy                 578.83            0.43
ASHTON MINING                                     Materials                419.97            0.31
ROTHMANS (AUSTRALIA)                            Consumer Goods             397.40            0.29
SONS OF GWALIA                                    Gold Mines               347.99            0.26
OPSM PROTECTOR                                  Consumer Goods             225.12            0.17

                                                                      INDEX MARKET
                                                                     CAPITALIZATION     WEIGHT IN
                                                                      (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)             (%)
------------------------------------------  ----------------------  ----------------  -------------
ABERFOYLE                                         Materials                202.84            0.15
ADELAIDE BRIGHTON                                 Materials                149.35            0.11
FAI INSURANCES                                     Finance                 126.74            0.09
CRUSADER                                            Energy                 107.93            0.08
EMPEROR MINES                                     Gold Mines                87.36            0.06
DOMINION MINING                                   Gold Mines                86.65            0.06

                                                                    APPENDIX A-2

                     MSCI AUSTRIA INDEX AS OF JULY 31, 1995

                                                               INDEX MARKET      WEIGHT IN
                                                              CAPITALIZATION     MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR   (MILLIONS OF US$)      (%)
----------------------------------------  -----------------  -----------------   ----------
BANK AUSTRIA PART                              Finance            4783.61           1.21
BANK AUSTRIA STAMM                                '               '                21.81
BANK AUSTRIA VORZUG                               '               '                 1.91
OMV AG                                         Energy             2883.00          15.02
CREDITANSTALT VORZUG                           Finance            2613.66           4.72
CREDITANSTALT STAMM                               '               '                 8.90
EA-GENERALI VORZUG                             Finance            2369.19           0.61
EA-GENERALI STAMM                                 '               '                11.73
VERBUND (OSTERR ELEK) A                        Energy             2262.69          11.79
WIENERBERGER BAUSTOFF                         Materials           1673.23           8.72
OSTERR BRAU-BETEIL.STAM                    Consumer Goods          471.19           2.45
AUSTRIAN AIRLINES                             Services             420.32           2.19
LENZING                                       Materials            343.97           1.79
VEITSCH-RADEX                                 Materials            307.21           1.60
RADEX-HERAKLITH INDUSTR                       Materials            266.11           1.39
BWT STAMM                                 Capital Equipment        227.66           1.19
STRABAG OSTERREICH                        Capital Equipment        225.50           1.17
STEYR-DAIMLER-PUCH                        Capital Equipment        177.11           0.92
UNIVERSALE-BAU                            Capital Equipment        172.37           0.90

                                                                    APPENDIX A-3

                     MSCI BELGIUM INDEX AS OF JULY 31, 1995

                                                               INDEX MARKET      WEIGHT IN
                                                              CAPITALIZATION     MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR   (MILLIONS OF US$)      (%)
----------------------------------------  -----------------  -----------------   ----------
ELECTRABEL VVPR                                Energy            11980.56           3.71
ELECTRABEL                                        '               '                16.98
PETROFINA                                      Energy             7217.37          12.46
TRACTEBEL                                  Multi-Industry         5193.69           7.54
TRACTEBEL VVPR                                    '               '                 1.42
SOLVAY                                        Materials           4812.56           8.31
GENERALE BANQUE GROUPE                         Finance            4783.62           8.26
PORTIS AG                                      Finance            3995.76           6.90
KREDIETBANK VVPR                               Finance            3573.25           0.72
KREDIETBANK                                       '               '                 5.45
GROUPE BRUXELLES LAMBER                    Multi-Industry         3197.04           5.52
ROYALE BELGE VVPR                              Finance            2923.76           0.84
ROYALE BELGE                                      '               '                 4.21
DELHAIZE-LE LION                              Services            2280.65           3.94
BEKAERT                                   Capital Equipment       1936.49           3.34
CBR (CIMENTERIES)                             Materials           1878.06           2.70
CBR (CIMENTERIES) VVPR                            '               '                 0.54
UNION MINIERE                                 Materials           1761.02           3.04
GEVAERT                                       Materials           1475.92           2.55
GLAVERBEL (GROUPE)                            Materials            898.22           1.55

                                                                    APPENDIX A-4

                     MSCI CANADA INDEX AS OF JULY 31, 1995

                                                                      INDEX MARKET
                                                                     CAPITALIZATION     WEIGHT IN
                                                                      (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)             (%)
------------------------------------------  ----------------------  ----------------  -------------
SEAGRAM CO                                      Consumer Goods           13290.05            6.86
BCE INC                                            Services               9657.88            4.99
NORTHERN TELECOM                              Capital Equipment           9541.87            4.93
BARRICK GOLD (AM BARRIC)                          Gold Mines              8760.53            4.52
THOMSON CORP                                       Services               8098.53            4.18
ALCAN ALUMINIUM                                   Materials               7585.31            3.92
IMPERIAL OIL                                        Energy                6956.45            3.59
ROYAL BANK OF CANADA                               Finance                6695.84            3.46
CANADIAN PACIFIC LTD                            Multi-Industry            6075.32            3.14
PLACER DOME                                       Gold Mines              5958.04            3.08
BANK MONTREAL                                      Finance                5555.01            2.87
CANADIAN IMPERIAL BANK                             Finance                5043.77            2.60
NORANDA INC                                       Materials               4785.67            2.47
BANK NOVA SCOTIA                                   Finance                4782.16            2.47
IMASCO                                          Multi-Industry            4172.02            2.15
NOVA CORP                                           Energy                4146.26            2.14
BOMBARDIER A                                  Capital Equipment           4056.35            0.57
BOMBARDIER B                                  Capital Equipment           4056.35            1.53
INCO                                              Materials               4013.76            2.07
MAGNA INTERNATIONAL A                         Capital Equipment           2802.93            1.45
TRANSCANADA PIPELINES                               Energy                2660.40            1.37
NEWBRIDGE NETWORKS CORP                       Capital Equipment           2637.32            1.36
LAIDLAW B                                          Services               2626.07            1.12
LAIDLAW A                                          Services               2626.07            0.23
POTASH CORP SASKATCHWA                            Materials               2572.39            1.33
CANADIAN OCCIDENTAL                                 Energy                2195.58            1.13
MOORE CORP                                         Services               2179.73            1.13
ROGERS COMMUNICATIONS                              Services               1965.36            1.01
RENAISSANCE ENERGY                                  Energy                1957.06            1.01
TALISMAN ENERGY                                     Energy                1948.93            1.01
TECK CORP B                                       Materials               1905.92            0.98
SUNCOR                                              Energy                1834.77            0.95
COMINCO                                           Materials               1818.80            0.94
POWER CORP OF CANADA                               Finance                1799.89            0.93
MACMILLAN BLOEDEL                                 Materials               1755.16            0.91
TELUS CORP                                         Services               1705.29            0.88
LOEWEN GROUP                                       Services               1683.32            0.87
TRANSALTA CORP                                      Energy                1663.92            0.86
AVENOR                                            Materials               1620.19            0.84
WESTON (GEORGE)                                    Services               1586.12            0.82
CAMECO CORP                                       Materials               1575.89            0.81
BRASCAN A                                       Multi-Industry            1513.01            0.78
DUPONT CANADA                                     Materials               1361.78            0.70
DOMTAR                                            Materials               1345.73            0.69

                                                                      INDEX MARKET
                                                                     CAPITALIZATION     WEIGHT IN
                                                                      (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                               INDUSTRY SECTOR            US$)             (%)
------------------------------------------  ----------------------  ----------------  -------------
WESTCOAST ENERGY                                    Energy                1316.99            0.68
NORCEN ENERGY RESOURCES                             Energy                1244.96            0.64
NATIONAL BANK OF CANADA                            Finance                1219.43            0.63
DOFASCO                                           Materials               1143.54            0.59
RIO ALGOM                                         Materials               1089.63            0.56
ALBERTA ENERGY CO                                   Energy                1086.46            0.56
CANADIAN TIRE A                                    Services               1063.94            0.55
ECHO BAY MINES                                    Gold Mines              1048.23            0.54
MOLSON COS B                                    Consumer Goods            1021.57            0.13
MOLSON COS A                                    Consumer Goods            1021.57            0.40
REPAP ENTERPRISES                                 Materials                999.62            0.52
QUEBECOR B                                         Services                968.20            0.50
IPL ENERGY                                          Energy                 967.47            0.50
GULF CANADA RESOURCES                               Energy                 957.49            0.49
COREL CORP                                         Services                885.42            0.46
SOUTHAM                                            Services                821.62            0.42
CANADIAN NAT RESOURCES                              Energy                 789.66            0.41
SHERRITT                                          Materials                789.62            0.41
CAE                                           Capital Equipment            724.18            0.37
COTT CORP                                       Consumer Goods             680.97            0.35
CAMBIOR                                           Gold Mines               662.53            0.34
EXTENDICARE COMMON                              Multi-Industry             660.80            0.34
AIR CANADA COMMON                                  Services                632.91            0.33
CO-STEEL                                          Materials                603.90            0.31
OSHAWA GROUP A                                     Services                595.22            0.31
HOME OIL CO                                         Energy                 584.84            0.30
ANDERSON EXPLORATION                                Energy                 577.07            0.30
RANGER OIL                                          Energy                 556.86            0.29
STELCO A                                          Materials                516.46            0.27
PROVIGO                                            Services                513.13            0.26
AGNICO-EAGLE MINES                                Gold Mines               493.90            0.26
NUMAC ENERGY                                        Energy                 425.36            0.22
SCOTT'S HOSPITALITY SV                             Services                397.12            0.21
PEGASUS GOLD                                      Gold Mines               378.51            0.20
CCL INDUSTRIES B                                  Materials                329.48            0.17
DOMINION TEXTILE                                Consumer Goods             290.44            0.15
INT'L FOREST PRODUCTS A                           Materials                275.95            0.14
SPAR AEROSPACE                                Capital Equipment            164.15            0.08
NOMA INDUSTRIES A                               Consumer Goods             140.00            0.07
INTER-CITY PRODUCTS COR                       Capital Equipment             83.15            0.04
TELE-METROPOLE B                                   Services                 63.68            0.03

                                                                    APPENDIX A-5

                     MSCI FRANCE INDEX AS OF JULY 31, 1995

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF       WEIGHT IN
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)        MSCI INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
ELF AQUITAINE                                      Energy                21246.86            6.63
LVMH                                           Consumer Goods            16393.47            5.12
LOREAL                                         Consumer Goods            16310.43            5.09
ALCATEL ALSTHOM                              Capital Equipment           15562.29            4.86
CARREFOUR                                         Services               14737.11            4.60
TOTAL SA                                           Energy                14147.60            4.42
GENERALE EAUX (CIE)                               Services               13684.82            4.27
DANONE (GROUPE)                                Consumer Goods            12541.94            3.91
SAINT-GOBAIN                                     Materials               10874.63            3.39
AIR LIQUIDE                                      Materials               10798.90            3.37
SOCIETE GENERALE                                  Finance                10486.59            3.27
AKA                                               Finance                 9152.36            2.86
BNP ORD                                           Finance                 8848.98            2.76
PARIBAS (CIE FINANCIERE)                          Finance                 7720.87            2.41
SUEZ (COMPAGNIE DE)                               Finance                 7622.09            2.38
RHONE-POULENC ORD A                              Materials                7282.23            2.27
PEUGEOT SA                                     Consumer Goods             7200.53            2.25
LAFARGE (LAFARGE COPPEE                          Materials                7070.90            2.21
SANOFI                                         Consumer Goods             5845.45            1.82
LYONNAISE DES EAUX                             Multi-Industry             5739.16            1.79
SCHNEIDER (EX-SPIE BATIG                     Capital Equipment            5305.47            1.66
MICHELIN B                                   Capital Equipment            5136.52            1.60
PINAULT-PRINT.-REDOUTE                            Services                4650.66            1.45
LEGRAND                                      Capital Equipment            4603.62            1.44
USINOR SACILOR                                   Materials                4392.60            1.37
ERIDANIA BEGRIN-SAY                            Consumer Goods             4163.45            1.30
PROMODES                                          Services                4128.01            1.29
PERNOD RICARD                                  Consumer Goods             3820.72            1.19
ACCOR                                             Services                3793.14            1.18
HAVAS                                             Services                3789.60            1.18
CARNAUDMETALBOX                                  Materials                3652.69            1.14
COMPAGNIE BANCAIRE                                Finance                 3282.98            1.02
BOUYGUES                                     Capital Equipment            2801.61            0.87
THOMSON-CSF                                  Capital Equipment            2742.22            0.86
SAINT LOUIS                                      Materials                2564.77            0.80
BIC                                            Consumer Goods             2406.19            0.75
SAGEM                                        Capital Equipment            2103.56            0.66
CASINO ORD                                        Services                1973.24            0.50
CASINO ADP                                        Services                1973.24            0.11
DOCKS DE FRANCE                                   Services                1941.07            0.61
LAGARDERE GROUPE                               Multi-Industry             1825.15            0.57
IMETAL                                           Materials                1807.03            0.56
CHARGEURS                                      Multi-Industry             1769.48            0.55
SODEXHO                                           Services                1723.34            0.54
SEITA                                          Consumer Goods             1711.63            0.53

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF       WEIGHT IN
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)        MSCI INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
COMPTOIRS MODERNES                                Services                1658.28            0.52
ECCO                                              Services                1632.83            0.51
ESSILOR INTERNATIONAL                          Consumer Goods             1608.32            0.50
SIMCO                                             Finance                 1262.15            0.39
CREDIT FONCIER DE FRANC                           Finance                 1193.41            0.37
EURAFRANCE                                        Finance                 1158.02            0.36
BONGRAIN                                       Consumer Goods             1154.50            0.36
CLUB MEDITERRANEE                                 Services                1137.44            0.35
SOVAC                                             Finance                 1069.39            0.33
CREDIT NATIONAL                                   Finance                 1011.84            0.32
SEFIMEG                                           Finance                  989.26            0.31
UNIBAIL                                           Finance                  896.06            0.28
GTM-ENTREPOSE                                Capital Equipment             820.68            0.26
SOMMER-ALLIBERT                                  Materials                 800.51            0.25
CPR(CIE PARIS.REESCOMPT                           Finance                  757.96            0.24
SALOMON SA                                     Consumer Goods              692.08            0.22
UNION IMMOBILIERS FRANC                           Finance                  677.81            0.21
MOULINEX                                       Consumer Goods              648.92            0.20
NORD-EST                                         Materials                 374.73            0.12
EUROPE 1                                          Services                 360.67            0.11
DMC DOLLFUS MIEG & CIE                         Consumer Goods              342.04            0.11
RADIOTECHNIQUE                                 Consumer Goods              229.39            0.07
SKIS ROSSIGNOL                                 Consumer Goods              218.34            0.07
GENERALE GEOPHYSIQUE                         Capital Equipment             202.33            0.06
PINEXTEL                                          Finance                  161.45            0.05

                                                                    APPENDIX A-6

                     MSCI GERMANY INDEX AS OF JULY 31, 1995

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
ALLIANZ HOLDING AKTIE                            Finance                42466.63          11.81
SIEMENS STAMM                               Capital Equipment           29599.10           8.23
DAIMLER-BENZ                                  Consumer Goods            24874.71           6.92
DEUTSCHE BANK                                    Finance                23494.19           6.53
VEBA                                              Energy                20211.57           5.62
BAYER                                           Materials               18571.02           5.16
RWE VORZUG                                        Energy                17592.30           1.51
RWE STAMM                                           '                    '                 3.38
MUNCHENER RUCK NAM                               Finance                16660.88           4.47
MUNCHENER RUCK INH                                  '                    '                 0.16
SAP VORZUG                                       Services               16049.66           1.77
SAP STAMM                                           '                    '                 2.70
BASF                                            Materials               14070.51           3.91
DRESDNER BANK                                    Finance                13170.86           3.66
MANNESMANN                                  Capital Equipment           12222.49           3.40
VOLKSWAGEN VORZUG                             Consumer Goods            10417.39           0.45
VOLKSWAGEN STAMM                              Consumer Goods            10417.39           2.45
VIAG                                          Multi-Industry             8561.05           2.38
BAYER VEREINSBANK STAMM                          Finance                 7960.22           2.21
BAYER HYPOTHEKEN BANK                            Finance                 7018.83           1.95
THYSSEN                                         Materials                6460.85           1.80
LUFTHANSA VORZUG                                 Services                6003.64           0.11
LUFTHANSA STAMM                                     '                    '                 1.56
LINDE                                       Capital Equipment            5298.85           1.47
SCHERING                                      Consumer Goods             5246.80           1.46
PREUSSAG                                      Multi-Industry             4865.00           1.35
MAN STAMM                                   Capital Equipment            4070.14           0.87
MAN VORZUG                                          '                    '                 0.26
HOCHTIEF                                    Capital Equipment            3979.87           1.11
KARSTADT                                         Services                3753.75           1.04
HEIDELBERGER ZEMENT STA                         Materials                3470.70           0.97
BEIERSDORF                                    Consumer Goods             3452.41           0.96
KAUFHOF HOLDING VORZUG                           Services                3287.35           0.15
KAUFHOF HOLDING STAMM                               '                    '                 0.77
AACHEN & MUNCH BET NAME                          Finance                 3260.28           0.73
AACHEN & MUNCH BET INH                           Finance                 3260.28           0.18
DEGUSSA                                         Materials                2830.12           0.79
CKAG COLONIA KONZ VORZUG                         Finance                 2587.15           0.09
CKAG COLONIA KONZ STAMM                             '                    '                 0.63
ASKD DT KAUFHAUS VORZUG                          Services                2525.09           0.03

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
ASKD DT KAUFHAUS STAMM                           Services                2525.09           0.67
BILFINGER + BERGER                          Capital Equipment            1736.51           0.48
CONTINENTAL                                 Capital Equipment            1527.14           0.42
AGIV AG IND & VERKEHR                         Multi-Industry             1347.14           0.37
PWA PAPIERWERKE WALDHOF                         Materials                1335.50           0.37
DOUGLAS HOLDING                                  Services                1204.14           0.33
DYCKERHOFF STAMM                                Materials                1031.88           0.18
DYCKERHOFF VORZUG                                   '                    '                 0.11
BRAU & BRUNNEN                                Consumer Goods              871.36           0.24
BREMER VULKAN VERBUND                       Capital Equipment             845.61           0.24
HERLITZ STAMM                                    Services                 746.40           0.12
HERLITZ VORZUG                                      '                    '                 0.09
STRABAG VORZUG                              Capital Equipment             673.63           0.01
STRABAG STAMM                                       '                    '                 0.17
FAG KUGELFISCHER STAMM                      Capital Equipment             666.95           0.14
FAG KUGELFISCHER VORZUG                             '                    '                 0.05
IWKA INDUSTRIE-WERKE                        Capital Equipment             537.00           0.15
LINOTYPE-HELL                               Capital Equipment             530.17           0.15
KLOCKNER-HUMBOLDT-DEUTZ                     Capital Equipment             474.60           0.13
RHEINMETALL VORZUG                          Capital Equipment             426.31           0.03
RHEINMETALL STAMM                           Capital Equipment             426.31           0.09
DLW                                             Materials                 380.92           0.11
SALAMANDER                                    Consumer Goods              379.65           0.11
ESCADA STAMM                                  Consumer Goods              311.76           0.05
ESCADA VORZUG                                       '                    '                 0.04
HOLSTEN-BRAUEREI                              Consumer Goods              310.71           0.09
DIDIER-WERKE                                Capital Equipment             225.85           0.06

                                                                    APPENDIX A-7

                    MSCI HONG KONG INDEX AS OF JULY 31, 1995

                                                                               INDEX MARKET
                                                                              CAPITALIZATION     WEIGHT IN
                                                                               (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                                        INDUSTRY SECTOR            US$)             (%)
---------------------------------------------------  ----------------------  ----------------  -------------
HONGKONG TELECOM                                            Services               20466.47          13.21
HUTCHISON WHAMPOA                                        Multi-Industry            18213.79          11.75
SUN HUNG KAI PROPERTIES                                     Finance                17498.64          11.29
HANG SENG BANK                                              Finance                15975.20          10.31
SWIRE PACIFIC A                                          Multi-Industry            12395.36           8.00
CHEUNG KONG                                                 Finance                11019.02           7.11
CHINA LIGHT & POWER                                          Energy                10393.19           6.71
WHARF HOLDINGS                                              Finance                 6838.95           4.41
NEW WORLD DEVELOPMENT                                       Finance                 5980.88           3.86
CATHAY PACIFIC AIRWAYS                                      Services                4090.57           2.64
HONGKONG CHINA GAS                                           Energy                 3947.79           2.55
HOPEWELL HOLDINGS                                           Finance                 3751.06           2.42
BANK EAST ASIA                                              Finance                 3025.96           1.95
HYSAN DEVELOPMENT                                           Finance                 2452.99           1.58
HANG LUNG DEVELOPMENT C                                     Finance                 2229.92           1.44
SHANGRI-LA ASIA                                             Services                1673.80           1.08
TELEVISION BROADCASTS                                       Services                1579.49           1.02
HONGKONG SHANGHAI HOTEL                                     Services                1408.23           0.91
SHUN TAK HOLDINGS                                           Services                1234.14           0.80
MIRAMAR HOTEL & INVEST.                                     Services                1193.55           0.77
CHINESE ESTATES                                             Finance                 1171.77           0.76
WING LUNG BANK                                              Finance                 1004.38           0.65
PEREGRINE INVESTMENTS                                       Finance                  945.67           0.61
SOUTH CHINA MORNING POS                                     Services                 882.01           0.57
JOHNSON ELECTRIC HLDGS                                 Capital Equipment             785.75           0.51
ORIENTAL PRESS GROUP                                        Services                 572.79           0.37
REGAL HOTELS INT'L                                          Services                 572.08           0.37
TAI CHEUNG HOLDINGS                                         Finance                  570.61           0.37
GIORDANO INTERNATIONAL                                      Services                 553.91           0.36
HONGKONG AIRCRAFT HAECO                                Capital Equipment             508.58           0.33
DICKSON CONCEPTS (INT'L                                     Services                 443.43           0.29
KUMAGAI GUMI (HK)                                      Capital Equipment             328.56           0.21
WINSOR INDUSTRIAL CORP                                   Consumer Goods              308.75           0.20
LAI SUN GARMENT INT'L                                    Consumer Goods              271.33           0.18
STELUX HOLDINGS                                          Multi-Industry              257.07           0.17
PLAYMATES TOYS HOLDINGS                                  Consumer Goods              177.19           0.11
ELEC & ELTEK INT'L HLDG                                Capital Equipment             137.73           0.09
APPLIED INT'L HOLDINGS                                 Capital Equipment              93.85           0.06

                                                                    APPENDIX A-8

                      MSCI ITALY INDEX AS OF JULY 31, 1995

                                                                   INDEX MARKET
                                                                  CAPITALIZATION     WEIGHT IN
                                                                   (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                            INDUSTRY SECTOR            US$)             (%)
---------------------------------------  ----------------------  ----------------  -------------
ASSICURAZIONI GENERALI                          Finance                20076.44          17.85
FIAT RNC                                     Consumer Goods            16613.12           1.45
FIAT PRIV                                          '                    '                 1.97
FIAT ORD                                           '                    '                11.34
TELECOM ITALIA ORD                              Services               13679.24          10.22
TELECOM ITALIA RNC                                 '                    '                 1.94
TELECOM ITALIA MOB. ORD                         Services                9804.10           7.44
TELECOM ITALIA MOB. RNC                            '                    '                 1.27
MONTEDISON ORD                               Multi-Industry             4675.00           3.73
MONTEDISON RNC                                     '                    '                 0.42
SAN PAOLO DI TORINO ORD                         Finance                 4416.40           3.93
MEDIOBANCA                                      Finance                 3945.85           3.51
RAS RNC                                         Finance                 3840.29           0.65
RAS ORD                                            '                    '                 2.77
BANCA COMMERCIALE ORD                           Finance                 3695.57           3.29
EDISON ORD                                       Energy                 2810.64           2.50
CREDITO ITALIANO ORD                            Finance                 2739.41           2.44
PIRELLI SPA ORD                            Capital Equipment            2186.48           1.86
PIRELLI SPA RNC                                    '                    '                 0.09
ITALGAS                                          Energy                 1895.14           1.68
BANCO AMBROSIANO VEN OR                         Finance                 1751.92           1.30
BANCO AMBROSIANO VEN RN                            '                    '                 0.26
BENETTON                                     Consumer Goods             1740.01           1.55
SAI ORD                                         Finance                 1717.47           1.27
SAI RNC                                            '                    '                 0.26
SIRTI                                      Capital Equipment            1673.52           1.49
ITALCEMENTI ORD                                Materials                1475.63           1.02
ITALCEMENTI RNC                                    '                    '                 0.29
OLIVETTI ORD                               Capital Equipment            1462.89           1.22
OLIVETTI RNC                                       '                    '                 0.05
OLIVETTI PRIV                                      '                    '                 0.03
SME                                             Services                1164.04           1.03
RINASCENTE PRIV                                 Services                1133.85           0.09
RINASCENTE RNC                                     '                    '                 0.12
RINASCENTE ORD                                     '                    '                 0.80
PARMALAT FINANZIARIA OR                      Consumer Goods             1036.04           0.92
CARTIERE BURGO ORD                             Materials                 907.16           0.81
SNIA BPD RNC                                 Multi-Industry              903.44           0.05
SNIA BPO RISP                                      '                    '                 0.01
SNIA BPO ORD                                       '                    '                 0.74

                                                                   INDEX MARKET
                                                                  CAPITALIZATION     WEIGHT IN
                                                                   (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                            INDUSTRY SECTOR            US$)             (%)
---------------------------------------  ----------------------  ----------------  -------------
FIDIS FIN. DI SVILUPPO                       Multi-Industry              860.48           0.76
M. MARELLI ORD (GILARDIN                   Capital Equipment             854.47           0.76
SAIPEM ORD                                 Capital Equipment             787.48           0.70
SASIB RNC                                  Capital Equipment             573.83           0.15
SASIB ORD                                          '                    '                 0.36
IMPREGILO ORD                              Capital Equipment             497.82           0.44
ALITALIA ORD                                    Services                 472.28           0.35
ALITALIA PRIV                                      '                    '                 0.07
LANE G. MARZOTTO ORD                         Consumer Goods              451.15           0.31
LANE G. MARZOTTO RISP                              '                    '                 0.09
PREVIDENTE (LA)                                 Finance                  433.01           0.38
BANCA NAZ AGRICOLT. ORD                         Finance                  404.34           0.24
BANCA NAZ AGRICOLT. RNC                            '                    '                 0.05
BANCA NAZ AGRICOLT. PRI                            '                    '                 0.06
DANIELI RNC                                Capital Equipment             337.85           0.10
DANIELI ORD                                Capital Equipment             337.85           0.20
DALMINE                                        Materials                 278.54           0.25
FRANCO TOSI                                Capital Equipment             238.29           0.21
CEMENTIR                                       Materials                 223.76           0.20
SAFFA A ORD                                    Materials                 183.23           0.16
RISANAMENTO NAPOLI ORD                          Finance                  178.38           0.16
FALCK ORD                                      Materials                 158.63           0.14
AEDES RNC                                       Finance                  133.86           0.02
AEDES ORD                                          '                    '                 0.09
SMI-METALLI ORD                                Materials                  81.45           0.07

                                                                    APPENDIX A-9

                      MSCI JAPAN INDEX AS OF JULY 31, 1995

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF    WEIGHT IN MSCI
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)           INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
TOYOTA MOTOR CORP                              Consumer Goods            78126.52            3.69
FUJI BANK                                         Finance                70754.31            3.34
INDUSTRIAL BANK OF JAPAN                          Finance                69977.63            3.30
SUMITOMO BANK                                     Finance                65645.91            3.10
DAI-ICHI KANGYO BANK                              Finance                58841.06            2.78
SAKURA BANK                                       Finance                40624.40            1.92
TOKYO ELECTRIC POWER CO                            Energy                40013.76            1.89
NOMURA SECURITIES CO                              Finance                37903.92            1.79
HITACHI                                      Capital Equipment           35421.62            1.67
BANK TOKYO                                        Finance                35367.78            1.67
MATSUSHITA ELECT IND'L                         Consumer Goods            35017.79            1.65
SEVEN-ELEVEN JAPAN CO                             Services               27478.02            1.30
ASAHI BANK                                        Finance                27164.05            1.28
TOKAI BANK                                        Finance                25811.66            1.22
KANSAI ELECTRIC POWER C                            Energy                25313.27            1.19
MITSUBISHI HEAVY IND                         Capital Equipment           24379.46            1.15
MITSUBISHI TRUST                                  Finance                23519.54            1.11
NIPPON STEEL CORP                                Materials               23399.37            1.10
ITO-YOKADO CO                                     Services               22945.53            1.08
SONY CORP                                      Consumer Goods            20259.55            0.96
FUJITSU LTD                                  Capital Equipment           19296.12            0.91
MITSUBISHI CORP                                   Services               18510.58            0.87
TOKIO MARINE & FIRE                               Finance                18454.37            0.87
NEC CORP                                     Capital Equipment           18384.06            0.87
NISSAN MOTOR CO                                Consumer Goods            17609.59            0.83
NIPPONDENSO CO                               Capital Equipment           17083.02            0.81
SHARP CORP                                     Consumer Goods            16313.56            0.77
DAIWA SECURITIES CO                               Finance                16186.18            0.76
KYOCERA CORP                                 Capital Equipment           16180.90            0.76
HONDA MOTOR CO                                 Consumer Goods            15933.83            0.75
MITSUBISHI ELECTRIC COR                      Capital Equipment           15923.28            0.75
MITSUBISHI ESTATE CO                              Finance                15789.73            0.74
CANON INC                                    Capital Equipment           15173.81            0.72
KINKI NIPPON RAILWAY CO                           Services               14077.68            0.66
MITSUI TRUST & BANK CO                            Finance                13883.03            0.66
ASAHI GLASS CO                                   Materials               13882.58            0.66
TOHOKU ELECTRIC POWER C                            Energy                13686.11            0.65
FUJI PHOTO FILM CO                             Consumer Goods            13561.22            0.64
MITSUI & CO                                       Services               12648.26            0.60
DAI NIPPON PRINTING CO                            Services               12098.18            0.57
KIRIN BREWERY CO                               Consumer Goods            11906.76            0.56
TAKEDA CHEMICAL IND                            Consumer Goods            11836.71            0.56
KAWASAKI STEEL CORP                              Materials               11744.60            0.55
BRIDGESTONE CORP                             Capital Equipment           11723.55            0.55
JAPAN AIRLINES CO                                 Services               11699.32            0.55

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF    WEIGHT IN MSCI
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)           INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
TOKYO GAS CO                                       Energy                11554.00            0.55
SANYO ELECTRIC CO                              Consumer Goods            11142.59            0.53
FANUC                                        Capital Equipment           10846.44            0.51
SUMITOMO CORP                                     Services               10699.74            0.50
SANKYO CO                                      Consumer Goods            10556.78            0.50
MURATA MANUFACTURING CO                      Capital Equipment           10464.62            0.49
MITSUI FUDOSAN CO                                 Finance                10427.24            0.49
ASAHI CHEMICAL IND CO                            Materials               10304.81            0.49
MITSUBISHI CHEMICAL COR                          Materials               10227.78            0.48
SHIZUOKA BANK                                     Finance                10143.70            0.48
BANK YOKOHAMA                                     Finance                10041.67            0.47
NIPPON EXPRESS CO                                 Services                9943.70            0.47
TOPPAN PRINTING CO                                Services                9927.96            0.47
KUBOTA CORP                                  Capital Equipment            9831.08            0.46
KAJIMA CORP                                  Capital Equipment            9794.38            0.46
DAIEI                                             Services                9484.60            0.45
OSAKA GAS CO                                       Energy                 9332.72            0.44
SUMITOMO ELECTRIC IND                        Capital Equipment            9124.65            0.43
SUMITOMO METAL IND                               Materials                9110.38            0.43
TORAY INDUSTRIES                                 Materials                8914.46            0.42
NKX CORP                                         Materials                8804.95            0.42
ITOCHU CORP                                       Services                8677.73            0.41
SEKISUI HOUSE                                Capital Equipment            8496.86            0.40
YASUDA TRUST & BANK CO                            Finance                 8496.39            0.40
KOMATSU                                      Capital Equipment            8198.76            0.39
SHIMIZU CORP                                 Capital Equipment            8113.97            0.38
TOKYO CORP                                        Services                7822.07            0.37
MARUBENI CORP                                     Services                7683.71            0.36
NIPPON OIL CO                                      Energy                 7683.18            0.36
DAIWA HOUSE IND CO                           Capital Equipment            7665.10            0.36
YAMAICHI SECURITIES CO                            Finance                 7564.42            0.36
CHIBA BANK                                        Finance                 7501.35            0.35
NEW OJI PAPER CO                                 Materials                7409.29            0.35
AJINOMOTO CO                                   Consumer Goods             7260.07            0.34
NIPPON YUSEN K.K                                  Services                7201.34            0.34
YAMANOUCHI PHARM                               Consumer Goods             7198.32            0.34
TOSTEM CORP.                                     Materials                7104.85            0.34
KAO CORP                                       Consumer Goods             7092.07            0.33
SUMITOMO CHEMICAL CO                             Materials                7091.62            0.33
SECOM CO                                          Services                7030.23            0.33
KOBE STEEL                                       Materials                7020.96            0.33
TOYO SEIKAN KAISHA                               Materials                6919.52            0.33
TAISEI CORP                                  Capital Equipment            6891.28            0.33
JUSCO CO                                          Services                6869.66            0.32
NIPPON PAPER IND CO                              Materials                6679.43            0.32
JOYO BANK                                         Finance                 6649.07            0.31
SEKISUI CHEMICAL CO                              Materials                6645.20            0.31
SHIN-ETSU CHEMICAL CO                            Materials                6526.44            0.31

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF    WEIGHT IN MSCI
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)           INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
RICOH CO                                     Capital Equipment            6335.41            0.30
TAISHO PHARMACEUTICAL CO                       Consumer Goods             6323.24            0.30
ROHM CO                                      Capital Equipment            6153.35            0.29
MARUI CO                                          Services                6108.15            0.29
GUNMA BANK                                        Finance                 6045.80            0.29
OMRON CORP.                                  Capital Equipment            5983.88            0.28
OBAYASHI CORP                                Capital Equipment            5907.63            0.28
MITSUBISHI MATERIALS                             Materials                5667.83            0.27
TOBU RAILWAY CO                                   Services                5627.60            0.27
TOKYO ELECTRON                               Capital Equipment            5627.23            0.27
SUMITOMO MARINE & FIRE                            Finance                 5519.22            0.26
ODAKYU ELECTRIC RAILWAY                           Services                5411.70            0.26
ASAHI BREWERIES                                Consumer Goods             5307.03            0.25
TOTO                                             Materials                5218.25            0.25
TOYODA AUTOMATIC LOOM                        Capital Equipment            5190.51            0.24
MITSUI MARINE & FIRE                              Finance                 5106.62            0.24
HANKYU CORP                                       Services                5050.23            0.24
TEIJIN                                           Materials                4892.24            0.23
HOKURIKU BANK                                     Finance                 4714.83            0.22
SUMITOMO METAL MINING CO                         Materials                4549.82            0.21
SHISEIDO CO                                    Consumer Goods             4545.83            0.21
MITSUBISHI OIL CO                                  Energy                 4526.61            0.21
EISAI CO                                       Consumer Goods             4469.98            0.21
KYONA HAKKO KOGYO CO                           Consumer Goods             4420.84            0.21
ASHIKAGA BANK                                     Finance                 4345.11            0.21
KINDEN CORP                                  Capital Equipment            4311.01            0.20
YAMAZAKI BAKING CO                             Consumer Goods             4278.54            0.20
EBARA CORP                                   Capital Equipment            4275.25            0.20
SEVENTY-SEVEN BANK                                Finance                 4259.23            0.20
NAGOYA RAILROAD CO                                Services                4187.63            0.20
SEGA ENTREPRISES                               Consumer Goods             4166.07            0.20
DAIICHI PHARMACEUTICAL                         Consumer Goods             4015.55            0.19
MITSUKOSHI                                        Services                3933.81            0.19
YAMATO TRANSPORT CO                               Services                3930.77            0.19
JAPAN ENERGY CORP                                  Energy                 3827.07            0.18
NSK                                          Capital Equipment            3797.14            0.18
YAMAGUCHI BANK                                    Finance                 3793.73            0.18
COSMO OIL CO                                       Energy                 3766.98            0.18
DAINIPPON INK                                    Materials                3584.31            0.17
NISHIMATSU CONSTRUCTION                      Capital Equipment            3577.16            0.17
NICHIDO FIRE & MARINE                             Finance                 3562.65            0.17
NIPPON FIRE & MARINE                              Finance                 3548.49            0.17
HOYA CORP                                      Consumer Goods             3482.14            0.16
FURUKAWA ELECTRIC CO                         Capital Equipment            3436.19            0.16
NGK INSULATORS                               Capital Equipment            3411.73            0.16
NANKAI ELECTRIC RAILWAY                           Services                3401.01            0.16
PIONEER ELECTRONIC CORP                        Consumer Goods             3385.84            0.16
KURARAY CO                                       Materials                3340.41            0.16

                                                                     INDEX MARKET
                                                                    CAPITALIZATION
                                                                     (MILLIONS OF    WEIGHT IN MSCI
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)           INDEX (%)
-----------------------------------------  ----------------------  ----------------  ---------------
SHOWA DENKO K.K                                  Materials                3336.71            0.16
SAPPORO BREWERIES                              Consumer Goods             3334.28            0.16
KEIHIN ELECTRIC EXPRESS                           Services                3332.84            0.16
KUMAGAI GUMI CO                              Capital Equipment            3317.04            0.16
NIPPON MEAT PACKERS                            Consumer Goods             3285.86            0.16
SHIONOGI & CO                                  Consumer Goods             3270.45            0.15
KURITA WATER INDUSTRIES                      Capital Equipment            3251.51            0.15
NISSIN FOOD PRODUCTS CO                        Consumer Goods             3232.78            0.15
BANYU PHARMACEUTICAL CO                        Consumer Goods             3208.44            0.15
ADVANTEST CORP                               Capital Equipment            3206.65            0.15
CREDIT SAISON CO                                  Finance                 3186.85            0.15
UBE INDUSTRIES                                   Materials                3140.53            0.15
ISETAN CO                                         Services                3128.46            0.15
MITSUI OSK LINES                                  Services                3127.32            0.15
KOKUYO CO                                         Services                3117.66            0.15
NTN CORP                                     Capital Equipment            3082.13            0.15
MITSUI TOATSU CHEMICALS                          Materials                3062.21            0.14
TAKASHIMAYA CO                                    Services                3036.34            0.14
SUMITOMO FORESTRY CO                             Materials                3005.13            0.14
MINEBRA CO                                   Capital Equipment            2976.69            0.14
CHICHIBU ONODA CEMENT                            Materials                2955.88            0.14
NIPPON LIGHT METAL CO                            Materials                2920.70            0.14
AMAUA CO                                     Capital Equipment            2910.80            0.14
SEIYU                                             Services                2872.57            0.14
TOKYO DOME CORP                                   Services                2784.29            0.13
FUJITA KANKO                                      Services                2745.42            0.13
NGK SPARK PLUG CO                            Capital Equipment            2704.08            0.13
CASTO COMPUTER CO                              Consumer Goods             2687.26            0.13
SEINO TRANSPORTATION CO                           Services                2669.36            0.13
TOSOH CORP                                       Materials                2613.07            0.12
PENTA-OCEAN CONTRUCTION                      Capital Equipment            2603.06            0.12
YAMAHA CORP                                    Consumer Goods             2601.25            0.12
MITSUBISHI WAREHOUSE                              Services                2595.46            0.12
SHIMANO                                        Consumer Goods             2584.12            0.12
TOHO CO                                           Services                2582.86            0.12
TBS TOKYO BROADCASTING                            Services                2581.85            0.12
MAKITA CORP                                  Capital Equipment            2541.98            0.12
KONICA CORP                                    Consumer Goods             2534.73            0.12
HIROSE ELECTRIC CO                           Capital Equipment            2522.40            0.12
MEIJI SEIKA KAISHA                             Consumer Goods             2512.46            0.12
NITTO DENKO CORP                                 Materials                2495.70            0.12
KAMIGUMI CO                                       Services                2490.61            0.12
TOYOBO CO                                      Consumer Goods             2464.49            0.12
CHUGAI PHARMACEUTICAL CO                       Consumer Goods             2460.67            0.12
OLYMPUS OPTICAL CO                             Consumer Goods             2451.93            0.12
KANDENKO CO                                  Capital Equipment            2437.74            0.12
FUJITA CORP                                  Capital Equipment            2431.58            0.11
SNOW BRAND MILK PRODUCT                        Consumer Goods             2414.93            0.11

                                                                               INDEX MARKET
                                                                              CAPITALIZATION
                                                                               (MILLIONS OF       WEIGHT IN
CONSTITUENT NAME                                        INDUSTRY SECTOR            US$)        MSCI INDEX (%)
---------------------------------------------------  ----------------------  ----------------  ---------------
INAY CORP                                                  Materials               2398.96             0.11
HIGO BANK                                                   Finance                2357.14             0.11
OKUMURA CORP                                           Capital Equipment           2346.01             0.11
HONSHU PAPER CO                                            Materials               2327.70             0.11
KANEKA CORP                                                Materials               2325.43             0.11
YOKOGAWA ELECTRIC CORP                                 Capital Equipment           2320.91             0.11
CITIZEN WATCH CO                                         Consumer Goods            2318.27             0.11
HANKYU DEPARTMENT STORE                                     Services               2287.27             0.11
DAIKIN INDUSTRIES                                      Capital Equipment           2271.36             0.11
HOUSE FOODS (HOUSE FD IN)                                Consumer Goods            2264.76             0.11
DAIDO STEEL CO                                             Materials               2249.26             0.11
ARABIAN OIL CO                                               Energy                2227.12             0.11
MOCHIDA PHARMACEUTICAL                                   Consumer Goods            2217.26             0.10
FUJIKURA                                               Capital Equipment           2209.47             0.10
NIPPON SHINPAN CO                                           Finance                2174.30             0.10
NIHON CEMENT CO                                            Materials               2146.51             0.10
NISSHINBO INDUSTRIES                                     Consumer Goods            2137.73             0.10
MITSUBISHI GAS CHEMICAL                                    Materials               2134.71             0.10
ALPS ELECTRIC CO                                       Capital Equipment           2116.09             0.10
ORIX CORP                                                   Finance                2099.95             0.10
AOYAMA TRADING CO                                           Services               2065.91             0.10
MITSUI ENGINEERING&SHIP                                Capital Equipment           2057.65             0.10
ONWARD KASHIYAMA CO                                      Consumer Goods            2038.02             0.10
HASEKO CORP                                            Capital Equipment           2023.59             0.10
NIPPON SHEET GLASS CO                                      Materials               2021.61             0.10
MITSUBISHI PAPER MILLS                                     Materials               2011.14             0.09
DAIEL CHEMICAL IND                                         Materials               1992.10             0.09
MEIJI MILK PRODUCTS CO                                   Consumer Goods            1987.99             0.09
MORI SEIKI CO                                          Capital Equipment           1987.79             0.09
MAEDA ROAD CONSTRUCTION                                Capital Equipment           1987.42             0.09
NICHIREI CORP                                            Consumer Goods            1984.27             0.09
DAITO TRUST CONSTRUCTION                               Capital Equipment           1953.01             0.09
SANWA SHUTTER CORP                                         Materials               1936.19             0.09
SAGAMI RAILWAY CO                                           Services               1923.40             0.09
SUMITOMO HEAVY IND                                     Capital Equipment           1912.39             0.09
CHIYODA CORP                                           Capital Equipment           1884.83             0.09
ITOHAM FOODS                                             Consumer Goods            1876.20             0.09
JGC CORP                                               Capital Equipment           1839.96             0.09
TANABE SEIYAKU CO                                        Consumer Goods            1827.37             0.09
ORIENT CORP                                                 Finance                1784.49             0.08
KOYO SEIKO CO                                          Capital Equipment           1782.47             0.08
NIPPON SHOKUBAI CO                                         Materials               1766.65             0.08
LION CORP                                                Consumer Goods            1722.37             0.08
TAKARA SHUZO CO                                          Consumer Goods            1722.09             0.08
KOMORI CORP                                            Capital Equipment           1720.68             0.08

                                                                               INDEX MARKET
                                                                              CAPITALIZATION
                                                                               (MILLIONS OF       WEIGHT IN
CONSTITUENT NAME                                        INDUSTRY SECTOR            US$)        MSCI INDEX (%)
---------------------------------------------------  ----------------------  ----------------  ---------------
AOKI CORP                                              Capital Equipment           1717.63             0.08
SUMITOMO OSAKA CEMENT                                      Materials               1708.50             0.08
DAIMARU                                                     Services               1691.92             0.08
KAWASAKI KISEN KAISHA                                       Services               1669.25             0.08
KISSEI PHARMACEUTICAL CO                                 Consumer Goods            1666.96             0.08
TEIKOKU OIL CO                                               Energy                1632.76             0.08
DENKI KAGAKU KOGYO K.K                                     Materials               1619.77             0.08
MITSUI MINING & SMELTING                                   Materials               1597.40             0.08
TAKARA STANDARD CO                                       Consumer Goods            1580.16             0.07
TOKYO STYLE CO                                           Consumer Goods            1568.23             0.07
NIPPON COMSYS CORP                                     Capital Equipment           1542.81             0.07
JACCS CO                                                    Finance                1540.94             0.07
SKYLARK CO                                                  Services               1540.72             0.07
DAKKYO                                                      Finance                1536.57             0.07
KIKKOMAN CORP                                            Consumer Goods            1531.67             0.07
CSK CORP                                                    Services               1529.75             0.07
DAIFUKU CO                                             Capital Equipment           1523.52             0.07
Q. P. CORP                                               Consumer Goods            1515.46             0.07
HAZAMA CORP                                            Capital Equipment           1473.36             0.07
NIPPON SUISAN KAISHA                                     Consumer Goods            1437.19             0.07
HOKKAIDO BANK                                               Finance                1424.25             0.07
BROTHER INDUSTRIES                                       Consumer Goods            1394.88             0.07
SHIMACHU CO                                                 Services               1387.99             0.07
DAIWA KOSHO LEASE CO                                        Finance                1387.01             0.07
UNI-CHARM CORP                                           Consumer Goods            1369.15             0.06
IWATANI INTERNATIONAL                                        Energy                1367.60             0.06
TOA CORP                                               Capital Equipment           1350.42             0.06
NIPPON SHARYO                                          Capital Equipment           1348.47             0.06
NOF CORP                                                   Materials               1343.34             0.06
KANSAI PAINT CO                                            Materials               1341.10             0.06
UNITIKA                                                    Materials               1335.35             0.06
NAGASE & CO                                                Materials               1307.19             0.06
KANEBO                                                   Consumer Goods            1281.51             0.06
NORITAKE CO                                              Consumer Goods            1270.39             0.06
GUNZE                                                    Consumer Goods            1262.36             0.06
DAINIPPON SCREEN MFG CO                                Capital Equipment           1249.20             0.06
EZAKI GLICO CO                                           Consumer Goods            1238.18             0.06
TOYO EXTERIOR CO                                           Materials               1218.59             0.06
SANKYO ALUMINUM IND CO                                     Materials               1210.35             0.06
TOKYO TATEMONO CO                                           Finance                1204.97             0.06
AMANO CORP                                             Capital Equipment           1178.25             0.06
NIIGATA ENGINEERING CO                                 Capital Equipment           1175.99             0.06
TOKYOTOKEIBA CO                                             Services               1168.73             0.06
DAISHOWA PAPER MFG CO                                      Materials               1160.85             0.05
TAIYO YUDEN CO                                         Capital Equipment           1144.94             0.05

                                                                               INDEX MARKET
                                                                              CAPITALIZATION
                                                                               (MILLIONS OF       WEIGHT IN
CONSTITUENT NAME                                        INDUSTRY SECTOR            US$)        MSCI INDEX (%)
---------------------------------------------------  ----------------------  ----------------  ---------------
KYUDENKO CORP                                          Capital Equipment           1141.66             0.05
MISAWA HOMES CO                                        Capital Equipment           1134.06             0.05
MITSUI-SOKO CO                                              Services               1127.48             0.05
KATOKICHI CO                                             Consumer Goods            1102.64             0.05
TOYO ENGINEERING CORP                                  Capital Equipment           1095.58             0.05
OKUMA CORP                                             Capital Equipment           1094.33             0.05
KURABO INDUSTRIES                                        Consumer Goods            1051.63             0.05
MARUHA CORP                                              Consumer Goods            1049.52             0.05
ISHIHARA SANGYO KAISHA                                     Materials               1044.60             0.05
MARUDAI FOOD CO                                          Consumer Goods            1033.04             0.05
TSUBAKIMOTO CHAIN CO                                   Capital Equipment           1007.33             0.05
KUREHA CHEMICAL IND CO                                     Materials                994.23             0.05
TAKUMA CO                                              Capital Equipment            972.71             0.05
SANRIO CO                                                   Services                927.84             0.04
OKAMOTO INDUSTRIES                                       Multi-Industry             922.14             0.04
RENOWN                                                   Consumer Goods             907.63             0.04
KAKEN PHARMACEUTICAL CO                                  Consumer Goods             907.15             0.04
SHOCHIKU CO                                                 Services                898.80             0.04
JAPAN STEEL WORKS                                      Capital Equipment            869.17             0.04
SEIKO CORP                                               Consumer Goods             855.21             0.04
UNIDEN CORP                                            Capital Equipment            846.79             0.04
MITSUBISHI STEEL MFG                                       Materials                760.56             0.04
SETTSU CORP                                                Materials                751.15             0.04
SANDEN CORP                                            Capital Equipment            736.08             0.03
TOYO KANETSU K.K                                       Capital Equipment            704.19             0.03
NIPPON BEET SUGAR MFG                                    Consumer Goods             699.78             0.03
MAKINO MILLING MACHINE                                 Capital Equipment            694.56             0.03
ASICS CORP                                               Consumer Goods             680.48             0.03
JAPAN METALS & CHEMICAL                                    Materials                675.06             0.03
AIDA ENGINEERING                                       Capital Equipment            666.52             0.03
GAKKEN CO                                                   Services                653.27             0.03
KONAMI CO                                                   Services                616.68             0.03
SHOKUSAN JUTAKU SOGO CO                                Capital Equipment            595.77             0.03
JEOL                                                   Capital Equipment            496.82             0.02
ASAHI OPTICAL CO                                         Consumer Goods             465.04             0.02
NIPPON DENKO CO                                            Materials                425.57             0.02
TSUGAMI CORP                                           Capital Equipment            409.25             0.02

                                                                   APPENDIX A-10

                    MSCI MALAYSIA INDEX AS OF JULY 31, 1995

                                                                   INDEX MARKET
                                                                  CAPITALIZATION      WEIGHT
                                                                   (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                            INDUSTRY SECTOR            US$)             (%)
---------------------------------------  ----------------------  ----------------  -------------
TELEKOM MALAYSIA                                Services               14739.49          12.24
TENAGA NASIONAL                                  Energy                12011.98           9.98
MALAYAN BANKING                                 Finance                 9755.41           8.10
RESORTS WORLD                                   Services                5954.70           4.95
SIME DARBY                                   Multi-Industry             5761.87           4.79
UNITED ENGINEERS (MAL)                     Capital Equipment            3881.98           3.22
AMMB HOLDINGS                                   Finance                 2733.62           2.27
MALAYSIAN INT'L SHIPPING                        Services                2706.55           2.25
DCB HOLDINGS                                    Finance                 2525.40           2.10
ROTHMANS PALL MALL (MAL)                     Consumer Goods             2324.22           1.93
MAGNUM CORP                                     Services                2309.46           1.92
MALAYSIAN AIRLINE SYSTEM                        Services                2236.47           1.86
EDARAN OTOMOBIL NASIONAL                     Consumer Goods             2066.62           1.72
PUBLIC BANK                                     Finance                 1986.99           1.65
PROTON                                       Consumer Goods             1927.76           1.60
TECHNOLOGY RESOURCES IN                         Services                1844.64           1.53
NESTLE (MALAYSIA)                            Consumer Goods             1794.30           1.49
GOLDEN HOPE PLANTATIONS                        Materials                1793.64           1.49
LEADER UNIVERSAL HLDGS                     Capital Equipment            1609.49           1.34
LAND & GENERAL                               Multi-Industry             1589.40           1.32
KUALA LUMPUR KEPONG                            Materials                1547.26           1.29
HOME INDUSTIRES (MAL)                          Materials                1411.86           1.17
COMMERCE ASSET-HOLDING                          Finance                 1348.33           1.12
MULTI-PURPOSE HOLDINGS                       Multi-Industry             1308.33           1.09
TIME ENGINEERING                           Capital Equipment            1273.96           1.06
MALAYAN UNITED IND                           Multi-Industry             1203.45           1.00
HIGHLANDS & LOWLANDS                           Materials                1141.28           0.95
AMSTEEL CORP                                   Materials                1051.15           0.87
RASHID HUSSAIN                                  Finance                 1018.76           0.85
PERLIS PLANTATIONS                             Materials                1018.39           0.85
MBF CAPITAL                                     Finance                 1017.76           0.85
SHELL REFINING CO (FOM)                          Energy                 1007.33           0.84
HONG LEONG PROPERTIES                           Finance                  952.19           0.79
PAN MALAYSIA CEMENT WRK                        Materials                 929.47           0.77
IOI (INDUSTRIAL OXYGEN)                        Materials                 909.98           0.76

                                                                   INDEX MARKET
                                                                  CAPITALIZATION      WEIGHT
                                                                   (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                            INDUSTRY SECTOR            US$)             (%)
---------------------------------------  ----------------------  ----------------  -------------
FABER GROUP                                     Services                 902.89           0.75
MALAYSIAN RESOURCES COR                         Finance                  902.58           0.75
EKRAN                                      Capital Equipment             889.59           0.74
HONG LEONG INDUSTRIES                        Multi-Industry              897.59           0.73
MULPHA INTERNATIONAL                         Multi-Industry              858.85           0.71
IDRIS HYDRAULIC (MAL)                           Finance                  843.26           0.70
UMM HOLDINGS                               Capital Equipment             840.44           0.70
TAN CHONG MOTOR HOLDING                      Consumer Goods              836.92           0.70
METROPLEX                                       Finance                  800.22           0.66
ORIENTAL HOLDINGS                            Consumer Goods              775.17           0.64
MALAYSIA MINING CORP                           Materials                 748.68           0.62
BERJAYA GROUP                                Multi-Industry              670.68           0.56
SUNGEI WAY HOLDINGS                            Materials                 650.33           0.54
RJ REYNOLDS                                  Consumer Goods              633.35           0.53
MALAYAN CEMENT                                 Materials                 624.53           0.52
LANDMARKS                                       Services                 606.73           0.50
NEW STRAITS TIMES PRESS                         Services                 565.14           0.47
GUINNESS ANCHOR                              Consumer Goods              558.21           0.46
KEMAYAN CORP                                   Materials                 555.39           0.46
MALAYSIAN PACIFIC IND                      Capital Equipment             551.55           0.46
AOKAM PERDANA                                  Materials                 536.82           0.45
MALAYSIAN OXYGEN                               Materials                 523.91           0.44
KEDAH CEMENT HOLDINGS                          Materials                 519.69           0.43
PROMET                                     Capital Equipment             481.81           0.40
KIAN JOO CAN FACTORY                           Materials                 480.22           0.40
IGB CORP                                        Finance                  461.50           0.38
BERJAYA LEISURE                                 Services                 437.25           0.36
MYCOM                                           Finance                  427.60           0.36
MALAYSIAN MOSAICS                               Services                 400.75           0.33
SELANGOR PROPERTIES                             Finance                  399.98           0.33
GOLDEN PLUS HOLDINGS                           Materials                 346.22           0.29
MALAYAWATA STEEL                               Materials                 289.89           0.24
JOHAN HOLDINGS                             Capital Equipment             287.33           0.24
PILECON ENGINEERING                        Capital Equipment             265.50           0.22
PETALING GARDEN                                 Finance                  249.90           0.21
PALMCO HOLDINGS                                 Finance                  240.91           0.20
ANTAH HOLDINGS                                  Finance                  221.82           0.18
KELANAMAS INDUSTRIES                           Materials                 212.11           0.18
ALUMINUM COMPANY OF MA                         Materials                 208.45           0.17

                                                                   APPENDIX A-11

                  MSCI MEXICO (FREE) INDEX AS OF JULY 31, 1995

                                                                               INDEX MARKET
                                                                              CAPITALIZATION     WEIGHT IN
                                                                               (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                                        INDUSTRY SECTOR            US$)             (%)
---------------------------------------------------  ----------------------  ----------------  -------------
TELMEX L                                                    Services               17579.85          22.69
TELMEX A                                                       '                    '                 7.24
CEMEX A                                                    Materials                4224.89           3.41
CEMEX B                                                        '                    '                 3.04
CEMEX CPO                                                      '                    '                 0.74
CIFRA C                                                     Services                4124.39           1.67
CIFRA B                                                        '                    '                 5.35
GRUPO TELEVISA CPO                                          Services                3514.81           5.98
GRUPO MEXICO B                                             Materials                3438.95           5.85
GRUPO FIN BANACCI A                                         Finance                 3399.78           2.62
GRUPO FIN BANACCI B                                            '                    '                 2.61
GRUPO FIN BANACCI L                                            '                    '                 0.55
KIMBERLY CLARK MEXICO A                                  Consumer Goods             2603.05           4.43
ALFA                                                     Multi-Industry             2319.08           3.95
EMPRESAS MODERNA ACP                                     Consumer Goods             1890.63           3.22
GRUPO FIN BANCOMER B                                        Finance                 1505.02           1.11
GRUPO FIN BANCOMER A                                           '                    '                 1.45
BIMBO ACP                                                Consumer Goods             1491.33           2.54
FOMENTO ECONOMICO MEX.                                   Consumer Goods             1453.13           2.47
PENOLES CP                                                 Materials                1387.69           2.36
GRUPO FIN SERFIN ACP                                        Finance                 1353.95           0.76
GRUPO FIN SERFIN B                                             '                    '                 0.81
GRUPO FIN SERFIN LCP                                           '                    '                 0.74
VITRO                                                      Materials                1148.94           1.96
GRUPO ICA                                              Capital Equipment            1131.55           1.93
APASCO                                                     Materials                1038.85           1.77
DESC B                                                   Multi-Industry             1014.97           1.73
LIVERPOOL 1                                                 Services                 760.52           1.17
LIVERPOOL C1                                                   '                    '                 0.12
GRUPO FIN PROBURSA B                                        Finance                  522.83           0.89
TRANSPORT-MARITIMA MEX L                                    Services                 465.58           0.79
TAMSA                                                  Capital Equipment             435.86           0.74
SIDEK A2                                               Capital Equipment             426.93           0.73
CYDSA                                                      Materials                 409.49           0.70
GRUPO CONTINENTAL                                        Consumer Goods              402.62           0.69
CONSORCIO G GRUPO DINA                                 Capital Equipment             252.39           0.43
GRUPO MEX DESARROLLO L                                 Capital Equipment             188.11           0.32
EMPAQUES PONDEROSA                                         Materials                 159.46           0.27
GRUPO HERDEZ B                                           Consumer Goods               91.13           0.08
GRUPO HERDEZ A                                                 '                    '                 0.08

                                                                   APPENDIX A-12

                   MSCI NETHERLANDS INDEX AS OF JULY 31, 1995

                                                                     INDEX MARKET
                                                                    CAPITALIZATION     WEIGHT IN
                                                                     (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)             (%)
-----------------------------------------  ----------------------  ----------------  -------------
ROYAL DUTCH PETROLEUM C                            Energy                67911.84          33.45
UNILEVER NV CERT                               Consumer Goods            21101.73          10.40
KON. PTT NEDERLAND                                Services               17349.39           8.55
PHILIPS ELECTRONICS                            Consumer Goods            16682.63           8.22
INT'LE NEDERLANDEN GROE                           Finance                16619.53           8.19
ABN AMRO HOLDING                                  Finance                12155.81           5.99
AKZO NOBEL                                       Materials                9366.13           4.61
ELSEVIER                                          Services                8411.27           4.14
HEINEKEN NV                                    Consumer Goods             7957.34           3.92
WOLTERS KLUWER                                    Services                5990.42           2.95
AHOLD (KON.)                                      Services                4343.37           2.14
KONINKLIJKE KNP BT                               Materials                3441.22           1.70
KML                                               Services                3390.72           1.67
HOOGOVENS (KON.)                                 Materials                1449.47           0.71
GETRONICS                                    Capital Equipment            1085.61           0.53
PAKHOED (KON.)                               Capital Equipment             970.18           0.48
OCE-VAN DER GRINTEN                          Capital Equipment             935.99           0.46
NEDLLOYD (KNO.)                                   Services                 861.28           0.42
STORK (VER MACHINE.)                         Capital Equipment             831.67           0.41
STAD ROTTERDAM                                    Finance                  830.06           0.41
IHC CALAND                                   Capital Equipment             730.93           0.36
HOLLANDSCHE BETON GROEP                      Capital Equipment             580.41           0.29

                                                                   APPENDIX A-13

                MSCI SINGAPORE (FREE) INDEX AS OF JULY 31, 1995

                                                                     INDEX MARKET
                                                                    CAPITALIZATION     WEIGHT IN
                                                                     (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                              INDUSTRY SECTOR            US$)             (%)
-----------------------------------------  ----------------------  ----------------  -------------
SINGAPORE AIRLINES FGN                            Services               11230.22          18.90
OCBC BANK FGN                                     Finance                10531.19          17.73
UNITED OVERSEAS BANK FG                           Finance                 9091.19          15.30
DEVELOPMENT BK SING FGN                           Finance                 8008.74          13.48
CITY DEVELOPMENTS                                 Finance                 4914.75           8.27
SINGAPORE PRESS HLDG PG                           Services                4656.09           7.84
KEPPEL CORP                                  Capital Equipment            4586.51           7.72
FRASER & NEAVE                                 Consumer Goods             2843.66           4.79
DBS LAND                                          Finance                 2833.46           4.77
CYCLE & CARRIAGE                               Consumer Goods             2227.35           3.75
STRAITS STEAMSHIP LAND                         Multi-Industry             1901.61           3.20
UIC UNITED INDUSTRIAL                             Finance                 1329.02           2.24
UNITED OVERSEAS LAND                              Finance                  993.44           1.67
AMCOL HOLDINGS                                 Consumer Goods              934.80           1.75
JURONG SHIPYARD                              Capital Equipment             837.79           1.41
NEPTUNE ORIENT LINES NO                           Services                 812.17           1.37
FIRST CAPITAL CORP                                Finance                  781.09           1.31
OVERSEAS UNION ENT.                               Services                 737.60           1.24
STRAITS TRADING                                  Materials                 724.75           1.22
MATSTEEL                                         Materials                 720.24           1.21
HOTEL PROPERTIES                                  Services                 705.16           1.19
PARKWAY HOLDINGS                                  Finance                  699.96           1.18
SHANGRI-LA HOTEL                                  Services                 570.59           0.96
INCHCAPE BERHAD                                Multi-Industry              554.61           0.93
METRO HOLDINGS                                    Services                 408.71           0.69
HAN PAR BROS INT'L                             Multi-Industry              379.36           0.44
HAI SUN HUP GROUP                                 Services                 289.32           0.49
LUM CHANG HOLDINGS                             Multi-Industry              386.07           0.48
ROBINSON                                          Services                 267.71           0.45
CHUAN HUP HOLDINGS                           Capital Equipment             204.28           0.34
PRIMA                                          Consumer Goods              142.65           0.24
LOW KENG HOAT (SINGAPORE)                    Capital Equipment              67.18           0.11

                                                                   APPENDIX A-14

                      MSCI SPAIN INDEX AS OF JULY 31, 1995

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
ENDESA                                            Energy                13910.49          15.52
TELEFONICA DE ESPANA                             Services               12862.42          14.35
REPSOL                                            Energy                10160.92          11.33
IBERDROLOA                                        Energy                 7618.93           8.50
BANCO BILBAO VIZCAYA                             Finance                 7152.92           7.98
BANCO SANTANDER                                  Finance                 6809.91           7.60
ARGENTARIA CORP BANCARI                          Finance                 4789.92           5.34
GAS NATURAL SDG                                   Energy                 4458.02           4.97
BANCO CENTRAL HISPANO                            Finance                 3477.19           3.88
AUTOPISTAS CESA (ACESA)                          Services                2121.37           2.37
TABACALERA                                    Consumer Goods             1541.94           1.72
MAPPRE (CORPORACION)                             Finance                 1534.05           1.71
ACERINOX                                        Materials                1504.99           1.68
UNION ELECTRICA PENOSA                            Energy                 1407.46           1.57
FOMENTO CONST Y CONTR                       Capital Equipment            1366.06           1.52
DRAGADOS Y CONSTRUCCION                     Capital Equipment             948.71           1.06
ZARDOYA OTIS                                Capital Equipment             946.17           1.06
ALBA (CORP FINANCIERA)                        Multi-Industry              930.13           1.04
VALLEHERMOSO                                     Finance                  817.36           0.91
METROVACESA                                      Finance                  719.53           0.80
FASA RENAULT                                  Consumer Goods              710.17           0.79
URALITA                                         Materials                 710.85           0.78
ENCE (EMP NAC CELULOSA)                         Materials                 593.73           0.66
PORTLAND VALDERRIVAS                            Materials                 574.37           0.64
EBRO AGRICOLAS                                Consumer Goods              516.88           0.58
PROSEGUR                                         Services                 321.51           0.36
VISCOFAN                                        Materials                 314.46           0.35
SARRIA                                          Materials                 300.33           0.33
URBIS (INMOBILIARIA)                             Finance                  213.89           0.24
AGUILA (EL)                                   Consumer Goods              184.69           0.21
ERCORS                                          Materials                  95.61           0.11
GRUPO DURO FELGUERA                         Capital Equipment              47.28           0.05

                                                                   APPENDIX A-15

                        MSCI SWEDEN AS OF JULY 31, 1995

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
ASTRA A                                       Consumer Goods            20825.59          17.94
ASTRA B                                             '                    '                 4.03
ERICSSON (LM) B                             Capital Equipment           16460.96          17.36
VOLVO B                                       Consumer Goods             9209.52           6.74
VOLVO A                                             '                    '                 2.98
ASEA A                                      Capital Equipment            8090.62           6.27
ASEA B                                              '                    '                 2.26
STORA KOPPARBERG A                              Materials                4857.22           4.15
STORA KOPPARBERG B                                  '                    '                 0.97
ELECTROLUX B                                  Consumer Goods             3865.90           4.08
SVENSKA HANDELSBK B                              Finance                 3804.08           0.35
SVENSKA HANDELSBK A                                 '                    '                 3.66
SCA SV CELLULOSA B                              Materials                3771.22           3.98
AGA A                                           Materials                3278.54           1.89
AGA B                                               '                    '                 1.57
ATLAS COPCO B                               Capital Equipment            3194.47           1.11
ATLAS COPCO A                                       '                    '                 2.26
SKANSKA B                                   Capital Equipment            3127.08           3.30
SKAND. ENSKILDA BANKEN A                         Finance                 3110.87           3.28
HENNES & MAURITZ B                               Services                3706.78           2.86
SKF B                                       Capital Equipment            2512.58           1.51
SKF A                                               '                    '                 1.14
SKANDIA PORSAKRING                               Finance                 2207.73           2.33
TRELLEBORG B                                Capital Equipment            1515.27           1.60
KUROC A                                         Materials                 980.72           1.03
SECURITAS B                                      Services                 831.60           0.88
ESSELTE B                                        Services                 444.58           0.21
ESSELTE A                                           '                    '                 0.26

                                                                   APPENDIX A-16

                      MSCI SWITZERLAND AS OF JULY 31, 1995

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
ROCHE HOLDIGN INHABER                         Consumer Goods            66921.77           7.01
ROCHE HOLDIGN GENUSS                                '                    '                17.81
NESTLE NOM                                    Consumer Goods            40061.49          14.86
SANDOZ NAMEN                                  Consumer Goods            26423.54           9.06
SNADOZ INHABER                                      '                    '                 0.74
SCHWEIZ BANKGESELL INH                           Finance                25627.77           7.76
SCHWEIZ BANKGESELL NAME                             '                    '                 1.75
CIBA-GEIGY NAMEN                                Materials               20951.77           6.74
CIBA-GEIGY INHABER                                  '                    '                 1.03
CS HOLDING                                       Finance                16041.31           5.95
SCHWEIZ BANKVEREIN INH                           Finance                13505.22           3.19
SCHWEIZ BANKVEREIN NAME                             '                    '                 1.82
ZUERICH VERSICHERUNG                             Finance                11192.66           4.15
SCHWEIZ RUECKVERS INH                            Finance                11050.90           0.30
SCHWEIZ RUECKVERS NAMEN                             '                    '                 3.80
BBC BROWN BOVERI NAMEN                      Capital Equipment            9280.45           0.41
BBC BROWN BOVERI INH                                '                    '                 3.03
HOLDERBANK NAMEN                                Materials                4937.53           0.63
HOLDERBANK INHABER                                  '                    '                 1.20
SMH PORTEUR                                   Consumer Goods             4446.17           0.87
SMH NOM                                             '                    '                 0.78
ALUSUISSE-LONZA HLDG IN                         Materials                4090.89           0.50
ALUSUISSE-LONZA HLDG NA                             '                    '                 1.01
SGS SURVEILLANCE NOM                             Services                3010.74           0.36
SGS SURVEILLANCE PORT                               '                    '                 0.75
SULZER NAMEN                                Capital Equipment            2129.89           0.53
SULZER PART                                         '                    '                 0.26
SWISSAIR NAMEN                                   Services                1717.39           0.64
ADIA PORTEUR                                     Services                1406.10           0.52
SCHINDLER NAMEN                             Capital Equipment            1278.18           0.27
SCHINDLER PART                                      '                    '                 0.15
SCHINDLER INHABER                                   '                    '                 0.06
MERKUR HOLDING NAMEN                             Services                1114.74           0.41
FISCHER (GEORG) NAMEN                       Capital Equipment             880.84           0.05
FISCHER (GEORG) INHABER                             '                    '                 0.28
SIKA FINANZ INHABER                             Materials                 788.32           0.29
FORBO HOLDING                                   Materials                 670.97           0.25
KUONI REISEN NAMEN B                             Services                 512.17           0.19
DANZAS HOLDING PART                              Services                 440.96           0.03
DANZAS HOLDING NAMEN                                '                    '                 0.13
JELMOLI HOLDING NAMEN                            Services                 414.50           0.06
JELMOLI HOLDING INHABER                             '                    '                 0.09
MOEVENPICK PART                                  Services                 393.90           0.06
MOEVENPICK INHABER                                  '                    '                 0.08
INTERDISCOUNT PORT                               Services                 288.36           0.09
INTERDISCOUNT BON                                   '                    '                 0.01

                                                                   APPENDIX A-17

                    MSCI UNITED KINGDOM AS OF JULY 31, 1995


                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
BRITISH PETROLEUM                                 Energy                41858.18           4.94
GLAXO WELLCOME                                Consumer Goods            41522.57           4.91
BRITISH TELECOM                                  Services               39507.29           4.67
HSBC HOLDINGS (HKD 10)                           Finance                35639.52           2.83
HSBC HOLDINGS (GBP 0.75)                            '                    '                 1.38
BAT INDUSTRIES                                Multi-Industry            25829.54           3.05
SMITHKLINE BEECHAM A                          Consumer Goods            24240.77           1.49
SMITHKLINE BEECHAM UNIT                             '                    '                 1.37
BRITISH GAS                                       Energy                20235.22           2.39
MARKS & SPENCER                                  Services               19706.81           2.31
BTR                                           Multi-Industry            19489.15           2.30
BARCLAYS                                         Finance                19175.05           2.27
HANSON                                        Multi-Industry            18092.05           2.14
ZENECA GROUP                                  Consumer Goods            16877.31           1.99
UNILEVER PLC                                  Consumer Goods            16623.34           1.96
GUINNESS                                      Consumer Goods            15935.15           1.88
RTZ CORP REG                                    Materials               15401.77           1.82
CABLE & WIRELESS                                 Services               14771.61           1.75
LLOYDS BANK                                      Finance                14273.55           1.69
REUTERS HOLDINGS                                 Services               13999.59           1.65
SAINSBURY (J)                                    Services               13354.13           1.58
GENERAL ELECTRIC PLC                        Capital Equipment           13333.43           1.58
GRAND METROPOLITAN                            Consumer Goods            12667.29           1.50
VODAFONE GROUP                                   Services               11677.88           1.38
ABBEY NATIONAL                                   Finance                10953.40           1.29
TEXACO                                           Services               10375.60           1.23
PRUDENTIAL CORP                                  Finance                10107.08           1.19
GREAT UNIVERSAL TROES                            Services               10034.18           1.19
THORN-EMI                                     Consumer Goods             9441.61           1.12
BASS                                          Consumer Goods             9359.49           1.11
NATIONAL POWER                                    Energy                 9338.17           1.10
IMPERIAL CHEMICAL ICI                           Materials                9191.20           1.09
REED INTERNATIONAL                               Services                8510.29           1.01
BOOTS CO                                         Services                8335.87           0.98
CADBURY SCHWEPPES                             Consumer Goods             7738.70           0.91
BRITISH AIRWAYS                                  Services                7019.24           0.83
COMMERCIAL UNION                                 Finance                 6535.76           0.77
BOC GROUP                                       Materials                6486.23           0.77
ARGYLL GROUP                                     Services                6099.89           0.72
BRITISH STEEL                                   Materials                6071.40           0.72
RANK ORGANISATION                                Services                5633.63           0.67
PBN & ORIENTAL STEAM                             Services                5631.05           0.67
PEARSON                                          Services                5613.33           0.66
ROYAL BANK OF SCOTLAND                           Finance                 5426.97           0.64
SCOTTISH & NEWCASTLE                          Consumer Goods             5358.16           0.63

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
LAND SECURITIES                                  Finance                 5222.70           0.62
ASS'D BR FOODS EX WESTO                       Consumer Goods             5131.81           0.61
KINGFISHER                                       Services                5034.54           0.59
GENERAL ACCIDENT                                 Finance                 4412.83           0.52
LEGAL & GENERAL GROUP                            Finance                 4411.60           0.52
SCHRODERS                                        Finance                 4368.86           0.52
ROLLS-ROYCE                                 Capital Equipment            4322.31           0.51
BRITISH AEROSPACE                           Capital Equipment            4141.28           0.49
SCOTTISH POWER                                    Energy                 4110.01           0.49
REXAM (BOWATER PLC)                             Materials                4026.08           0.48
GKN                                         Capital Equipment            4015.87           0.47
FORTE                                            Services                3958.59           0.47
BLUE CIRCLE INDUSTRIES                          Materials                3841.43           0.45
CARLTON COMMUNICATIONS                           Services                3805.38           0.45
NORTH WEST WATER GROUP                           Services                3692.73           0.44
ARJO WIGGINS APPLETON                           Materials                3678.53           0.43
EASTERN GROUP                                     Energy                 3640.65           0.43
WOLSELEY                                        Materials                3475.40           0.41
RMC GROUP                                       Materials                3456.65           0.41
ROYAL INSURANCE HLDGS                            Finance                 3419.09           0.40
REDLAND                                         Materials                3415.06           0.40
THAMES WATER                                     Services                3306.69           0.39
LADBROKE GROUP                                   Services                3245.58           0.38
SOUTHERN ELECTRIC                                 Energy                 3179.04           0.38
TI GROUP                                      Multi-Industry             3130.28           0.37
DE LA RUE                                        Services                3082.79           0.36
BURMAH CASTROL                                    Energy                 3064.89           0.36
WILLIAMS HOLDINGS                               Materials                3026.62           0.36
GUARDIAN ROYAL EXCHANGE                          Finance                 3025.45           0.36
COURTAULDS PLC                                  Materials                2951.17           0.35
TATE & LYLE                                   Consumer Goods             2765.19           0.33
LASMO                                             Energy                 2718.78           0.32
BPB INDUSTRIES                                  Materials                2696.77           0.32
SMITHS INDUSTRIES                           Capital Equipment            2674.17           0.32
MEPC                                             Finance                 2624.50           0.31
ANGLIAN WATER                                    Services                2612.30           0.31
SEARS PLC                                        Services                2534.56           0.30
CARADON                                         Materials                2528.70           0.30
UNITED BISCUITS                               Consumer Goods             2509.01           0.30
BRITISH LAND                                     Finance                 2493.99           0.29
PILKINGTON                                      Materials                2456.06           0.29
LUCAS INDUSTRIES                            Capital Equipment            2422.89           0.29
MERCURY ASSET MGMT                               Finance                 2389.86           0.28
 GROUP
COATS VIYELLA                                 Consumer Goods             2360.26           0.28
LONDON ELECTRICITY                                Energy                 2328.48           0.28

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
NEXT                                             Services                2293.07           0.27
EAST MIDLANDS ELEC                                Energy                 2232.93           0.26
ARGOS                                            Services                2208.48           0.26
ELECTROCOMPONENTS                           Capital Equipment            2160.13           0.26
BET                                           Multi-Industry             2019.84           0.24
ENGLISH CHINA CLAYS                             Materials                1932.58           0.23
LONRHO                                        Multi-Industry             1910.81           0.23
BICC                                        Capital Equipment            1826.56           0.22
JOHNSON MATTHEY                               Multi-Industry             1795.11           0.21
BBA GROUP                                   Capital Equipment            1768.64           0.21
SEEBOARD                                          Energy                 1764.36           0.21
HAMMERSON                                        Finance                 1718.33           0.20
SOUTHERN WATER                                   Services                1692.98           0.20
TARMAC                                          Materials                1691.03           0.20
HARRISONS & CROSFIELD                           Materials                1641.97           0.19
IMI                                             Materials                1633.28           0.19
MANWEB                                            Energy                 1616.13           0.19
UNIGATE                                       Consumer Goods             1608.90           0.19
NORTHERN ELECTRIC                                 Energy                 1573.01           0.19
KLEINWORT BENSON GROUP                           Finance                 1544.38           0.18
CHUBB SECURITY                                   Services                1481.67           0.18
PKI                                         Capital Equipment            1468.40           0.17
PROVIDENT FINANCIAL                              Finance                 1428.82           0.17
SLOUGH ESTATES                                   Finance                 1427.52           0.17
WELSH WATER                                      Services                1414.68           0.17
RUGBY GROUP                                     Materials                1213.50           0.14
DELTA PLC                                   Capital Equipment            1210.61           0.14
RACAL ELECTRONICS                             Multi-Industry             1193.77           0.14
VICKERS                                     Capital Equipment            1187.07           0.14
BOWTHORPE                                   Capital Equipment            1185.36           0.14
SEDGWICK GROUP                                   Finance                 1181.17           0.14
HEPWORTH                                        Materials                1143.94           0.14
WILLIS CORROON GROUP                             Finance                  945.67           0.11
GREAT PORTLAND ESTATES                           Finance                  916.36           0.11
LAIRD GROUP                                 Capital Equipment             876.43           0.10
OCEAN GROUP                                      Services                 821.77           0.10
COURTAULDS TEXTILES                           Consumer Goods              772.21           0.09
TAYLOR WOODROW                              Capital Equipment             758.09           0.09
TRAFALGAR HOUSE                               Multi-Industry              749.94           0.09
CALOR GROUP                                       Energy                  741.44           0.09
MEYER INTERNATIONAL                             Materials                 724.56           0.09
MARLEY                                          Materials                 707.21           0.08
WIMPEY (GEORGE)                             Capital Equipment             669.93           0.08
BARRATT DEVELOPMENTS                        Capital Equipment             586.23           0.07
TRANSPORT DEVELOPMENT                            Services                 562.40           0.07
WILSON (CONNOLLY) HLDGS                     Capital Equipment             531.78           0.06
ST JAMES'S PLACE CAPITAL                         Finance                  526.14           0.06
LEX SERVICE                                      Services                 504.55           0.06
AMSTRAD                                     Capital Equipment             500.10           0.06

                                                                    INDEX MARKET
                                                                   CAPITALIZATION     WEIGHT IN
                                                                    (MILLIONS OF     MSCI INDEX
CONSTITUENT NAME                             INDUSTRY SECTOR            US$)             (%)
----------------------------------------  ----------------------  ----------------  -------------
COBHAM                                      Capital Equipment             473.97           0.06
DAWSON INTERNATIONAL                          Consumer Goods              372.07           0.04
LAING (JOHN) ORD                            Capital Equipment             322.24           0.04
OXFORD INSTRUMENTS                          Capital Equipment             321.67           0.04
AMEC                                        Capital Equipment             207.47           0.02
COSTAIN GROUP                               Capital Equipment              93.64           0.01

                                                                      APPENDIX B

                     HOLIDAY SCHEDULES IN EACH LOCAL MARKET

    AUSTRALIA.     The  regular  Australian   holidays  affecting  the  relevant
securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day (observed)                --  January 2, 1995
Australia Day                            --  January 26, 1995
Labor Day
 (Victoria only)                         --  March 13, 1995
Good Friday                              --  April 14, 1995
Easter Monday                            --  April 17, 1995
Anzac Day                                --  April 25, 1995
Queens Birthday
 (except Western Australia)              --  June 12, 1995
Bank Holiday
 (New South Wales only)                  --  August 1, 1995
Labor Day
 (New South Wales only)                  --  October 2, 1995
Melbourne Cup Day
 (Victoria only)                         --  November 7, 1995
Christmas Day                            --  December 25, 1995
Boxing Day                               --  December 26, 1995

    AUSTRIA.   The regular  Austrian holidays affecting  the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                           --  January 1, 1995
Epiphany Day                             --  January 6, 1995
Carnival                                 --  February 27, 1995
Easter Monday                            --  April 17, 1995
Labor Day                                --  May 12, 1995
Ascension Day                            --  May 25, 1995
Corpus Christi                           --  June 5, 1995
Assumption Day                           --  August 15, 1995
National Holiday                         --  October 26, 1995
All Saints Day                           --  November 1, 1995
Immaculate Conception                    --  December 8, 1995
Christmas Eve                            --  December 24, 1995
Christmas Day                            --  December 25, 1995
St. Stephens Day                         --  December 26, 1995

    BELGIUM. The regular Belgium holidays affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

Easter Friday
 (Stock Exchange only closed)            --  April 14, 1995
Easter Monday                            --  April 17, 1995
Labour Day                               --  May 1, 1995
Ascension                                --  May 25, 1995
Bank Holiday                             --  May 26, 1995
Whit Monday                              --  June 5, 1995
National Holiday                         --  July 21, 1995
Assumption                               --  August 15 1995
All Saint's Day                          --  November 1, 1995
Armistice Day                            --  November 13, 1995
Christmas Day                            --  December 25, 1995
Bank Holiday                             --  December 26, 1995
Stock Exchange Holiday                   --  December 29, 1995

    CANADA.   The  regular Canadian  holidays affecting  the relevant securities market (and their respective dates in calendar year 1995) are as follows:

New Year's Day (observed)                --  January 2, 1995
Good Friday                              --  April 14, 1995
Victoria Day                             --  May 22, 1995
St. Jean-Baptist
 (Montreal only)                         --  June 23, 1995
Canada Day                               --  July 3, 1995
Civic Holiday
 (Toronto only)                          --  August 7, 1995
Labor Day                                --  September 4, 1995
Thanksgiving Day                         --  October 9, 1995
Christmas Day                            --  December 25, 1995
Boxing Day                               --  December 26, 1995

    FRANCE.   The  regular France  holidays  affecting the  relevant  securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day (Observed)                --  January 2, 1995
Good Friday                              --  April 14, 1995
Easter Monday                            --  April 17, 1995
Labor Day                                --  May 1, 1995
Victory Day                              --  May 8, 1995
Ascension Day                            --  May 25, 1995
Corpus Christi                           --  June 5, 1995
Bastille Day                             --  July 14, 1995
Holiday                                  --  August 14, 1995
Assumption Day                           --  August 15, 1995
All Saints Day                           --  November 1, 1995
Christmas Day                            --  December 25, 1995

    GERMANY.   The  regular Germany  holidays affecting  the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                           --  January 1, 1995
Epiphany Day                             --  January 6, 1995
Carnival                                 --  February 27, 1995
Good Friday                              --  April 14, 1995
Easter Monday                            --  April 17, 1995
Labor Day                                --  May 1, 1995
Ascension Day                            --  May 25, 1995
Corpus Christi                           --  June 2, 1995
Whit Monday                              --  June 5, 1995
Assumption Day                           --  August 15, 1995
German Unity Day                         --  October 3, 1995
Repentance Day                           --  November 22, 1995
Christmas Day                            --  December 25, 1995
Christmas Holiday                        --  December 26, 1995

    HONG KONG. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day (observed)                --  January 2, 1995
Lunar New Year's Day                     --  January 31, 1995
Days after Lunar New Year's Day          --  February 1, 1995
Days after Lunar New Year's Day          --  February 2, 1995
Ching Ming Festival                      --  April 5, 1995
Good Friday                              --  April 14, 1995
Easter Monday                            --  April 17, 1995
Tueng Ng Festival                        --  June 2, 1995
Queen's Birthday                         --  June 17, 1995
Monday after Queen's Birthday            --  June 19, 1995
Liberation Day                           --  August 28, 1995
Mid-Autumn Festival                      --  September 9, 1995
Chung Yeung Festival                     --  November 1, 1995
Christmas Day                            --  December 25, 1995
Boxing Day                               --  December 26, 1995

    ITALY.   The  regular Italian  holidays  affecting the  relevant  securities markets (and their respective dates in calendar year 1995) are as follows:

Epiphany Day                             --  January 6, 1995
Easter Monday                            --  April 17, 1995
Liberation Day                           --  April 25, 1995
May Day                                  --  May 1, 1995
Assumption Day                           --  August 14, 1995
Bank Holiday                             --  August 15, 1995
Bank Holiday                             --  November 1, 1995
St. Ambrogio                             --  December 7, 1995
Immaculate Conception                    --  December 8, 1995
Christmas Day                            --  December 25, 1995
St Stephen's Day                         --  December 26, 1995

    JAPAN. The regular Japan holidays affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                           --  January 1, 1995
First weekday after
 New Year's Day                          --  January 2, 1995
Coming of Age Day                        --  January 15, 1995
First weekday after
 Coming of Age Day                       --  January 16, 1995
National Foundation Day                  --  February 11, 1995
Vernal Equinox Day                       --  March 21, 1995
Greenery Day                             --  April 29, 1995
Constitutional Memorial Day              --  May 3, 1995
National Holiday                         --  May 4, 1995
Children's Day                           --  May 5, 1995
Respect for Aged Day                     --  September 15, 1995
Autumnal Equinox Day                     --  September 23, 1995
Sports Day                               --  October 10, 1995
Culture Day                              --  November 3, 1995
Labor Thanksgiving Day                   --  November 23, 1995
The Emperor's Birthday                   --  December 23, 1995

    MALAYSIA.   The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                           --  January 1, 1995
First weekday after
 New Year's Day                          --  January 2, 1995
Chinese New Year                         --  January 31, 1995
Chinese New Year                         --  February 1, 1995
Hari Raya Puasa                          --  March 3, 1995
Labor Day                                --  May 1, 1995
Hari Raya Haji                           --  May 10, 1995
Wesak Day                                --  May 14, 1995
First weekday after
 Wesak Day                               --  May 15, 1995
Awal Muharam                             --  May 31, 1995
Prophet Mohammed's Birthday              --  August 9, 1995
National Day                             --  August 31, 1995
Deepavali Day                            --  October 23, 1995
Christmas Day                            --  December 25, 1995

    MEXICO.   The regular  Mexican holidays  affecting the  relevant  securities markets (and their respective dates in calendar year 1995) are as follows:


New Year's Day                        --  January 1, 1995
Constitution Day                      --  February 5, 1995
Benito Juarez Ivarez Day              --  March 21, 1995
Holy Wednesday (half day              --  April 12, 1995
Holy Thursday                         --  April 13, 1995
Good Friday                           --  April 14, 1995
Labor Day                             --  May 1, 1995
Puebla Battle                         --  May 5, 1995
Mother's Day (half day)               --  May 10, 1995
Independence Day                      --  September 16, 1995
State of the Union                    --  November 1, 1995
All Saint's Day                       --  November 2, 1995
Virgin Guadalupe's Day                --  December 12, 1995
Christmas Day                         --  December 25, 1995
Banking Year's End (half day)         --  December 30, 1995
Closing Banking Day                   --  December 31, 1995


    NETHERLANDS.    The  regular  Netherlands  holidays  affecting  the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                        --  January 1, 1995
Good Friday                           --  April 14, 1995
Easter Monday                         --  April 17, 1995
Liberation Day                        --  May 5, 1995
Ascension Day                         --  May 25, 1995
Whit Monday                           --  June 5, 1995
Christmas Day                         --  December 25, 1995
Boxing Day                            --  December 26, 1995
New Year's Eve                        --  December 29, 1995

    SINGAPORE.   The regular  Singaporean local holidays  affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                        --  January 1, 1995
Chinese New Year                      --  January 31, 1995
Chinese New Year                      --  February 1, 1995
Hari Raya Puasa                       --  March 3, 1995
Good Friday                           --  April 14, 1995
Easter Monday                         --  April 17, 1995
Labor Day                             --  May 1, 1995
Hari Raya Haji                        --  May 10, 1995
Vesak Day                             --  May 14, 1995
National Day                          --  August 9, 1995
Deepavali                             --  October 23, 1995
Christmas Day                         --  December 25, 1995

    SPAIN.    The regular  Spanish  holidays affecting  the  relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                        --  January 1, 1995
Epiphany Day                          --  January 6, 1995
St. Joseph                            --  March 20, 1995
Holy Thursday                         --  April 13, 1995
Good Friday                           --  April 14, 1995
Labor Day                             --  May 1, 1995
Madrid Community Day                  --  May 2, 1995
St. Isidro                            --  May 15, 1995
Hispanity                             --  October 12, 1995
All Saints Day                        --  November 1, 1995
Our Lady of Almudena                  --  November 9, 1995
Constitution Day                      --  December 6, 1995
Immaculate Conception                 --  December 8, 1995
Christmas Day                         --  December 25, 1995

    SWEDEN.   The  regular Sweden  holidays  affecting the  relevant  securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                        --  January 1, 1995
Twelfth Night (Early Closing)         --  January 5, 1995
Epiphany                              --  January 6, 1995
Maundy Thursday
 (Early Closing)                      --  March 13, 1995
Good Friday                           --  April 14, 1995
Easter Monday                         --  April 17, 1995
Walpurgis (Early Closing)             --  April 30, 1995
Labour Day                            --  May 1, 1995
Eve of Ascension
 (Early Closing)                      --  May 24, 1995
Ascension Day                         --  May 25, 1995
Whit Monday                           --  June 5, 1995
Midsummer Eve                         --  June 24, 1995
Eve of All Saints Day
 (Early Closing)                      --  November 3, 1995
Christmas Eve                         --  December 24, 1995
Christmas Day                         --  December 25, 1995
Boxing Day                            --  December 26, 1995
New Year's Eve                        --  December 31, 1995

    SWITZERLAND.   The  regular Swiss  (Zurich) holidays  affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

New Year's Day                        --  January 1, 1995
Berchtoldstag                         --  January 2, 1995
Good Friday                           --  April 14, 1995
Easter Monday                         --  April 17, 1995
Labor Day                             --  May 1, 1995
Ascension Day                         --  May 25, 1995
Whit Monday                           --  June 5, 1995
National Day                          --  August 1, 1995
Knabeaschiessea                       --  September 11, 1995
Christmas Eve                         --  December 24, 1995
Christmas Day                         --  December 25, 1995
St. Stephen's Day                     --  December 26, 1995
Restoration                           --  December 31, 1995

    UNITED KINGDOM. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in calendar year 1995) are as follows:

Bank Holiday                          --  January 2, 1995
Good Friday                           --  April 14, 1995
Easter Monday                         --  April 17, 1995
May Day                               --  May 8, 1995
Spring Bank Holiday                   --  May 29, 1995
Summer Bank Holiday                   --  August 28, 1995
Christmas Day                         --  December 25, 1995
Boxing Day                            --  December 26, 1995

                                                                      APPENDIX C

               REDEMPTION SETTLEMENT CYCLES IN EACH LOCAL MARKET

                           [To be completed by amendment]

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements:

         Part B -- Foreign  Fund, Inc. Financial Statements: Statement of Assets
    and Liabilities, at [            ], 1995.

    (b) Exhibits:


       **  (1)                      --      Articles of Incorporation of the Fund
       **  (2)                      --      Bylaws of the Fund
           (3)                      --      Not applicable
        *  (4)                      --      Form of global certificate evidencing shares of the Common Stock, $.001 par value, of [each Index Series of] the Fund
        *  (5)                      --      Investment Management Agreement between the Fund and Wells Fargo Nikko
                                             Investment Advisors
        *  (6)        (A)           --      Distribution Agreement between the Fund and Funds Distributor, Inc.
        *  (6)        (B)           --      Form of Authorized Participant Agreement
           (7)                      --      Not applicable
        *  (8)                      --      Custodian Agreement between the Fund and Morgan Stanley Trust Company
        *  (9)        (A)           --      Administration and Accounting Services Agreement Between the Fund and PFPC
                                             Inc.
        *  (9)        (B)           --      Transfer Agency Services Agreement between the Fund and PFPC Inc.
        *  (10)                     --      Opinion and consent of Sullivan & Cromwell
        *  (11)                     --      Opinion and consent of Ernst & Young, LLP
           (12)                     --      Not applicable
        *  (13)       (A)           --      Subscription Agreement(s) between the Fund and [                           ]
                                             with respect to the Fund's initial capitalization
        *  (13)       (B)           --      Letter of Representations among the Depository Trust Company, the Fund and
                                             Morgan Stanley Trust Company
           (14)                     --      Not applicable
        *  (15)                     --      Form of 12b-1 Plan
           (16)                     --      Not applicable
           (17)                     --      Not applicable


------------------------
 *  To be filed by amendment.

**  Previously filed.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Immediately prior to the contemplated public offering of the shares of the Fund, the following persons may be deemed individually to control each Index Series of the Fund:

                         [To be completed by amendment]

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

    As of             , 1995, the stockholders of Common Stock, par value  $.001 per share, of each of the initial seventeen Index Series of the Fund were:

                         [To be completed by amendment]

ITEM 27.  INDEMNIFICATION

    It is the Fund's policy to indemnify officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Article EIGHTH of the Fund's Articles of Incorporation, and Article VI of the Fund's Bylaws (each set forth below).

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

    (a) In this section the following words have the meaning indicated.

    (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

    (3) "Expenses" include attorney's fees.

    (4) "Official capacity" means the following:

        (i) When used with respect to a director, the office of director in the corporation; and

        (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

       (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

    (b) (1) A Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

        (i) the act or omission of the director was material to the matter giving rise to the proceeding; and

           1.  Was committed in bad faith; or

           2.  Was the result of active and deliberate dishonesty; or

        (ii) The director actually received an improper personal benefit in money, property, or services; or

       (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

    (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

    (3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

    (c) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

    (d) Unless limited by the charter:

        (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

        (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

           (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

           (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

        (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

    (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

    (2) Such determination shall be made:

        (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

        (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director (sic) who are parties may participate; or

       (iii) By the shareholders.

    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

    (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

        (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

        (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

    (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

    (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

    (i) For purposes of this section:

        (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

        (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

        (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

    (j)  Unless limited by the charter:

        (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

        (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

        (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

    (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

    (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the shareholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Fund's Articles of Incorporation and Article VI, Section 1 of the Fund's Bylaws each provide:

"The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law (including the Investment Company Act of 1940) expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by Article EIGHTH (and Article VI of the Bylaws) shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of Article EIGHTH (or Article VI of the Bylaws) shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of Article EIGHTH (and
Article VI of the Bylaws), the term "Corporation" shall include any predecessor of the Corporation any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."

Article EIGHTH of the Fund's Articles of Incorporation further provides:

"Nothing in Article SEVENTH or in this Article EIGHTH protects or purports to protect any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER. See "Management of the Fund" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its form ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 29.  PRINCIPAL UNDERWRITERS


    (a) Funds Distributor, Inc. is the Fund's principal underwriter. Funds Distributor, Inc. also acts as a principal underwriter, depositor, or investment adviser for the following other investment companies:



        BEA Investment Funds, Inc.
       Fremont Mutual Funds, Inc.
       HT Insight Funds, Inc., d/b/a Harris Insight Funds
       The Munder Funds Trust
       The Munder Funds, Inc.
       The Panagora Institutional Funds
       BJB Investment Funds
       Sierra Trust Funds (Class B shares only)
       The Skyline Fund
       Waterhouse Investors Cash Management Fund, Inc.



    (b)



     NAME AND PRINCIPAL                    POSITIONS AND OFFICES                     POSITIONS AND OFFICES
      BUSINESS ADDRESS*                      WITH UNDERWRITER                           WITH REGISTRANT
-----------------------------  ---------------------------------------------  -----------------------------------
-- Marie E. Connolly*          President, Chief Executive Officer and
                                Director                                                     None
-- John E. Pelletier*          Senior Vice President, General Counsel,        Director, President, Treasurer and
                                Secretary and Clerk                                        Secretary
-- Richard W. Healey*          Senior Vice President                                         None
-- Rui M. Moura*               Senior Vice President                                         None
-- Donald R. Roberson*         Senior Vice President                                         None
-- Joseph F. Tower, III*       Senior Vice President, Treasurer and Chief
                                Financial Officer                                            None
-- Dick Ingram*                Senior Vice President                                         None
-- Mary A. Nelson*             Assistant Treasurer                                           None
-- Eric B. Fischman**          Vice President and Associate General Counsel                  None
-- Frederick C. Dey*           Vice President                                                None
-- Dennis S. Gallant*          Vice President                                                None
-- Hannah S. Grove*            Vice President                                                None
-- Richard S. Joseph*          Vice President                                                None
-- Dale F. Lampe*              Vice President                                                None

     NAME AND PRINCIPAL                    POSITIONS AND OFFICES                     POSITIONS AND OFFICES
      BUSINESS ADDRESS*                      WITH UNDERWRITER                           WITH REGISTRANT
-----------------------------  ---------------------------------------------  -----------------------------------
-- Paul M. Prescott*           Vice President                                                None
-- Linda C. Raftery*           Vice President                                                None
-- Joseph A. Vignone*          Vice President                                                None
-- Maureen Walsh*              Vice President                                                None
-- John Pyburn**               Vice President                                                None
-- Elizabeth Bachman**         Assistant Vice President and Counsel                          None
-- William Nutt*               Director                                                      None
-- John W. Gomez*              Director                                                      None


------------------------

 * The principal business address of this individual is One Exchange Place, Boston, Massachusetts 02109.



** The principal business address of this individual is 200 Park Avenue, New York, New York 10166.



    (c) Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.


ITEM 31.  MANAGEMENT SERVICES

    Not applicable.

ITEM 32.  UNDERTAKINGS


    The Fund hereby undertakes that it will file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement under the Securities Act of 1933, as amended (the "Act").



    The Fund hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.



    Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 13th day of December, 1995:


                                          FOREIGN FUND, INC.
                                          (The Registrant)


                                          By:        /s/ JOHN E. PELLETIER


                                             -----------------------------------

                                                      John E. Pelletier
                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of December, 1995:



                                     Director and President,
                                      Treasurer and Secretary
       /s/ JOHN E. PELLETIER          (Principal Executive
-----------------------------------   Officer and Principal
        (John E. Pelletier)           Financial and Accounting
                                      Officer)

                               INDEX TO EXHIBITS


 EXHIBIT                                                                                              SEQUENTIALLY
  NUMBER         EXHIBIT                                                                              NUMBERED PAGE
----------       --                                                                                  ---------------

  **  (1)        --  Articles of Incorporation of the Fund
  **  (2)        --  Bylaws of the Fund
      (3)        --  Not applicable
   *  (4)        --  Form of global certificate evidencing shares of the Common Stock, $.001 par value, of [each Index Series of] the Fund
   *  (5)        --  Investment Management Agreement between the Fund and Wells Fargo Nikko
                      Investment Advisors
   *  (6)   (A)  --  Distribution Agreement between the Fund and Funds Distributor, Inc.
   *  (6)   (B)  --  Form of Authorized Participant Agreement
      (7)        --  Not applicable
   *  (8)        --  Custodian Agreement between the Fund and Morgan Stanley Trust Company
   *  (9)   (A)  --  Administration and Accounting Services Agreement Between the Fund and PFPC
                      Inc.
   *  (9)   (B)  --  Transfer Agency Services Agreement between the Fund and PFPC Inc.
   *  (10)       --  Opinion and consent of Sullivan & Cromwell
   *  (11)       --  Opinion and consent of Ernst & Young, LLP
      (12)       --  Not applicable
   *  (13)  (A)  --  Subscription Agreement(s) between the Fund and [                           ]
                      with respect to the Fund's initial capitalization
   *  (13)  (B)  --  Letter of Representations among the Depository Trust Company, the Fund and
                      Morgan Stanley Trust Company
      (14)       --  Not applicable
   *  (15)       --  Form of 12b-1 Plan
      (16)       --  Not applicable
      (17)       --  Not applicable


------------------------
 *  To be filed by amendment.

**  Previously filed.